UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Northrop Grumman Corporation

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THE VALUE OF PERFORMANCE.

NORTHROP GRUMMAN

2013
Proxy Statement

April 5, 2013
On behalf of the Board of Directors and management team, we cordially invite you to attend Northrop Grumman Corporation's 2013 Annual Meeting of Shareholders. This year's meeting will be held Wednesday, May 15, 2013 at our principal executive office located at 2980 Fairview Park Drive, Falls Church, Virginia 22042 beginning at 8:00 a.m. Eastern Daylight Time.
We look forward to meeting those of you who are able to attend the meeting. For those who are unable to attend, live coverage of the meeting will be available on the Northrop Grumman Web site at www.northropgrumman.com.
At this meeting, shareholders will vote on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement. We will also provide a report on our Company and will entertain questions of general interest to the shareholders.
Your vote is important. Your proxy or voting instruction card includes specific information regarding the several ways to vote your shares. We encourage you to vote as soon as possible, even if you plan to attend the meeting. You may vote over the internet, by telephone or by mailing a proxy or voting instruction card.
Thank you for your continued interest in Northrop Grumman Corporation.
Wes Bush
Chairman, Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT   l

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders ("Annual Meeting") of Northrop Grumman Corporation will be held on Wednesday, May 15, 2013 at 8:00 a.m. Eastern Daylight Time at our principal executive office located at 2980 Fairview Park Drive, Falls Church, Virginia 22042.
Shareholders of record at the close of business on March 19, 2013 are entitled to vote at the Annual Meeting. The following items are on the agenda:

(1)	The election of the twelve nominees named in the attached Proxy Statement as directors to hold office until the 2014 Annual Meeting;

(2)	A proposal to approve, on an advisory basis, the compensation of our named executive officers;

(3)	A proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditor for the year ending December 31, 2013;

(4)	Two shareholder proposals included and discussed in the accompanying Proxy Statement; and

(5)	Other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
All shareholders are invited to attend the Annual Meeting. To be admitted you will need proof of stock ownership and a form of photo identification. If your broker holds your shares in "street name," you will also need proof of beneficial ownership of Northrop Grumman common stock.
By order of the Board of Directors,

Jennifer C. McGarey
Corporate Vice President and Secretary
2980 Fairview Park Drive
Falls Church, Virginia 22042
April 5, 2013

IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 15, 2013:
The Proxy Statement for the 2013 Annual Meeting of Shareholders and the Annual Report for the year ended December 31, 2012 are available at: www.edocumentview.com/noc.
You may submit a proxy by telephone or over the internet. For instructions on submitting an electronic proxy please see the section entitled "Questions and Answers About the Annual Meeting" in this Proxy Statement or the proxy card.
If you receive a proxy card, please sign, date and return the proxy card for which a return envelope is provided. No postage is required if mailed in the United States.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT   l

SUMMARY INFORMATION

This summary provides Business, Compensation and Corporate Governance Highlights from our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (our "2012 Form 10-K") as filed with the United States ("U.S.") Securities and Exchange Commission ("SEC") on February 5, 2013 and elsewhere in this Proxy Statement and is provided to assist you in reviewing the Company's 2012 performance. The information contained below is only a summary. For additional information about these topics, please refer to the more fulsome discussions contained in this Proxy Statement and in our 2012 Form 10-K.
This Proxy Statement contains certain financial metrics that were not prepared in accordance with generally accepted accounting principles in the U.S. ("GAAP"), known as non-GAAP financial measures as defined by SEC regulations. These non-GAAP measures include references to cash from operations before discretionary pension contributions, free cash flow, segment operating income, net FAS/CAS pension income and pension-adjusted operating income, operating margin rate and earnings per share. We believe these measures may be useful in evaluating our financial information and performance. For more information regarding these non-GAAP financial measures, including definitions and reconciliations to the most directly comparable measure presented in accordance with GAAP, see "Miscellaneous - Use of Non-GAAP Financial Measures" on page 67 of this Proxy Statement.

BUSINESS HIGHLIGHTS
In 2012, we again improved our financial performance relative to our peers, effectively deployed cash through share repurchases and dividends and built on our multi-year record of improving performance aimed at value creation for our shareholders, customers and employees.
Performance Highlights – In 2012, our earnings per share from continuing operations increased 5% to $7.81 from $7.41, and our businesses improved their profitability through superior program performance, focused cost reduction and affordability efforts. We achieved higher earnings per share despite lower sales and lower net FAS/CAS pension income, which is defined as pension expense determined in accordance with GAAP less pension expense allocated to the operating segments under U.S. Government Cost Accounting Standards ("CAS"). Before the impact of lower net FAS/CAS pension income, our operating margin rate improved to 11.9% from 10.9%, and our earnings per share increased 15% to $7.47 from $6.49. These increases reflect higher profitability at our businesses, as well as continued strong cash generation and effective cash deployment. In 2012, our businesses provided cash from operations and free cash flow of $2.6 billion and $2.3 billion, respectively. During 2012, we made a $300 million discretionary contribution to our pension plans. Before the after-tax effect of that contribution, our cash from operations and free cash flow totaled $2.8 billion and $2.5 billion, respectively. During the year we captured new business awards of $26.5 billion, which increased our total backlog by 3% to $40.8 billion. As a result of our strong performance in 2012, the total shareholder return for our common stock was 19.6% compared with total shareholder return of 16% for the S&P 500.
Cash Deployment – Our strong cash generation allowed us to repurchase 20.9 million shares of our common stock for $1.3 billion, which reduced our weighted average outstanding shares by 10% and contributed to the growth in our earnings per share. We also raised our quarterly dividend 10% to an annualized rate of $2.20 per share, our ninth consecutive annual dividend increase. Cash returned to shareholders through share repurchases and dividends totaled more than $1.8 billion, or 80% of reported free cash flow, in 2012.
Portfolio Highlights – We continued to refine our portfolio by divesting or de-emphasizing certain non-core and underperforming businesses and making selective acquisitions. These actions improved our financial performance and our position as a leading global security company providing innovative systems, products and solutions in unmanned systems; cybersecurity; command, control, communications, computers, intelligence, surveillance and reconnaissance ("C4ISR"); and logistics and modernization to government and commercial customers worldwide.

l   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

SUMMARY INFORMATION

2012 COMPENSATION HIGHLIGHTS

▪
The compensation earned in 2012 by our Chief Executive Officer ("CEO") and the other named executive officers ("NEOs"), as described in the Compensation Discussion and Analysis section of this Proxy Statement, reflect our Company's strong financial performance, which exceeded the performance targets established by the Compensation Committee of the Board of Directors.

▪
Annual Incentive Plan ("AIP") targets for 2012 were more difficult as compared to 2011. We continued to improve performance and achieved top quartile performance by exceeding all of our 2012 objectives. The AIP payouts reflect top quartile performance relative to our Performance Peer Group.

▪
2012 CEO total compensation, as reported in the Summary Compensation Table, was $ 24,411,853, which represents a 7% decrease from 2011. The Summary Compensation Table includes components of compensation in addition to the three elements of base salary, annual bonus and incentive awards (these three elements together are referred to as "total direct compensation"). The CEO's total direct compensation for 2012 was $13,617,631, as compared to the 2011 value of $18,476,443.

▪	The CEO received fewer long-term incentives than 2011; however, 70% of the 2012 grant is tied to performance with an upside opportunity if the Company outperforms its peers over the next three years.

▪	Consistent with our compensation philosophy, 89% of our CEO's 2012 total direct compensation was incentive-based pay.

CORPORATE GOVERNANCE HIGHLIGHTS
In 2012, we continued to demonstrate our commitment to strong corporate governance, including maintaining and facilitating open lines of communication with our shareholders. Corporate governance highlights for 2012 include:

▪
Election of Additional Director – Retired Admiral Gary Roughead joined our Board, bringing strong leadership experience and an expertise in our business, our customers and the environment in which we operate.

▪
Ability of Shareholders to Act by Written Consent – At the 2012 Annual Meeting, we took affirmative action to provide shareholders with an additional mechanism for influencing the direction of the Company and presented a management proposal to provide broader rights for our shareholders to act by written consent. Shareholders approved this proposal.

▪
Say-on-Pay Advisory Vote – Our shareholders approved the compensation of our NEOs in 2012. We submit to shareholders a non-binding "say-on-pay" resolution on our executive compensation on an annual basis.

▪
Political Activities – We enhanced further the transparency into our engagement in the political/policy-making process, expanding again the disclosures we provide on our website, especially regarding political contributions made by the Company and by our employees' political action committee.

▪
Lead Independent Director – We clarified the role of our Lead Independent Director, providing explicitly the authority to approve Board meeting agendas, Board schedules and information sent to the Board.

▪	Shareholder Outreach – We continued our shareholder engagement program to foster strong communication with our shareholders.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT   l

l   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?
You are receiving this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of Northrop Grumman Corporation for use at the 2013 Annual Meeting of Shareholders (the "Annual Meeting").
The Annual Meeting will be held at our principal executive office, located at 2980 Fairview Park Drive, Falls Church, Virginia, 22042.
We intend to mail a Notice of Internet Availability of Proxy Materials to shareholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April 5, 2013.
This Proxy Statement describes the matters on which the Board of Directors requests your vote, provides information on those matters and provides additional information about the Company.
Who is entitled to vote at the Annual Meeting?
You may vote your shares of our common stock if you owned your shares as of the close of business on March 19, 2013 (the "Record Date"). As of March 19, 2013, there were 235,473,173 shares of our common stock outstanding. You may cast one vote for each share of common stock you hold as of the Record Date on all matters presented.
How many votes must be present to hold the Annual Meeting?
The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Persons returning executed proxy cards will be counted as present for purposes of establishing a quorum even if they abstain from voting on any or all proposals. Shares held by brokers who vote such shares on any proposal will be counted as present for purposes of establishing a quorum, and broker non-votes on other proposals will not affect the presence of a quorum.
How can I receive a paper copy of the proxy materials?
Instead of mailing a printed copy of this Proxy Statement and accompanying materials to each shareholder of record, we have elected to provide a Notice of Internet Availability of Proxy Materials (the "Notice") as permitted by the rules of the SEC. The Notice instructs you as to how you may access and review all of the proxy materials and how you may provide your proxy. If you would like to receive a printed or e-mail copy of this Proxy Statement and accompanying materials from us, you must follow the instructions for requesting such materials included in the Notice.
What am I being asked to vote on?
The proposals scheduled to be voted on are:

▪	Election of twelve director nominees named in this Proxy Statement as directors (Proposal One);

▪	Approval, on an advisory basis, of the compensation of our named executive officers (Proposal Two);

▪	Ratification of the appointment of Deloitte & Touche LLP as our independent auditor for the year ending December 31, 2013 (Proposal Three);

▪	A shareholder proposal included and discussed in this Proxy Statement regarding additional disclosure of lobbying activities (Proposal Four); and

▪	A shareholder proposal included and discussed in this Proxy Statement requiring an independent chairperson of the Board of Directors (Proposal Five).
What are the Board of Directors' recommendations?
The Board of Directors recommends a vote:

▪	"FOR" the election of the twelve nominees for director (Proposal One);

▪	"FOR" the approval, on an advisory basis, of the compensation of our named executive officers (Proposal Two);

▪	"FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent auditor for the year ending December 31, 2013 (Proposal Three);

▪	"AGAINST" the shareholder proposal regarding additional disclosure of lobbying activities (Proposal Four); and

▪	"AGAINST" the shareholder proposal regarding an independent board chairman (Proposal Five).

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How many votes are needed to approve each proposal?
The following table summarizes the vote required for approval of each proposal and the effect of abstentions and broker non-votes:

Proposal	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards
Election of Directors (Proposal One)	Majority of votes cast	No effect	No effect	Voted "FOR"
Advisory Vote on Compensation of Named Executive Officers (Proposal Two)	Majority of votes cast	No effect	No effect	Voted "FOR"
Ratification of Appointment of Deloitte & Touche LLP (Proposal Three)	Majority of votes cast	No effect	No effect	Voted "FOR"
Shareholder Proposal - Regarding Additional Disclosure of Lobbying Activities (Proposal Four)	Majority of votes cast	No effect	No effect	Voted "AGAINST"
Shareholder Proposal – Regarding Independent Board Chairman (Proposal Five)	Majority of votes cast	No effect	No effect	Voted "AGAINST"
What is a broker non-vote?
Brokers who hold shares of common stock for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange ("NYSE") are permitted to vote their clients' proxies in their own discretion on certain matters if the clients have not furnished voting instructions within ten days of the meeting. However, NYSE Rule 452 defines various proposals as "non-discretionary," and brokers who have not received instructions from their clients do not have discretion to vote on those items. When a broker votes a client's shares on some but not all of the proposals at a meeting, the withheld votes are referred to as "broker non-votes." We expect the NYSE will deem Proposal Three to be discretionary such that brokers will be entitled to vote shares on behalf of their clients in the absence of instructions received ten days prior to the meeting. We expect all other votes to be non-discretionary.
How do I vote my shares?
You may vote your shares either by proxy or in person at the Annual Meeting. Shares represented by a properly executed proxy will be voted at the meeting in accordance with the shareholder's instructions. If no instructions are given, the shares will be voted according to the recommendations of the Board of Directors. Registered shareholders and plan participants may go to www.envisionreports.com/noc to view this Proxy Statement and the Annual Report.
If you hold shares as a record holder there are four ways that you can vote your shares, as discussed below.

By Internet – Registered shareholders and plan participants may vote on the internet, as well as view the documents, by logging on to www.envisionreports.com/noc and following the instructions given.
By Telephone – Registered shareholders and plan participants may grant a proxy by calling 800-652-VOTE (800-652-8683) (toll-free) with a touch-tone telephone and following the recorded instructions.
By Mail – Registered shareholders or plan participants must request a paper copy of the proxy materials to receive a proxy card and may vote by marking the voting instructions on the proxy card and following the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging on to www.envisionreports.com/noc and following the instructions given.
In Person – The methods used to grant a proxy or give voting instructions described above will not affect a registered shareholder's right to attend or vote in person at the Annual Meeting.
If any other matters are properly brought before the meeting, the proxy card gives discretionary authority to the proxyholders named on the card to vote the shares in their best judgment.
How do I vote my shares if they are held by a bank, broker or other agent?
Persons who own stock beneficially through a bank, broker or other agent may not vote directly. They will instead need to instruct the record owner as to the voting of their shares using the procedure identified by the bank, broker or other agent. Beneficial owners who hold our common stock in

2 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

"street name" through a broker receive voting instruction forms from their broker. Most beneficial owners will be able to provide voting instructions by telephone or on the internet by following the instructions on the form they receive from their broker. Beneficial owners may view this Proxy Statement and the Annual Report on the internet by logging on to www.edocumentview.com/noc.
A person who beneficially owns shares of our common stock through a bank, broker or other nominee can vote his or her shares in person at the Annual Meeting only if he or she obtains from the bank, broker or other nominee a proxy, often referred to as a "legal proxy," to vote those shares, and presents such proxy to the inspector of election at the meeting together with his or her ballot.
How do I vote my shares held under a Northrop Grumman savings plan?
If shares are held on an individual's behalf under any of our savings plans, the proxy will serve to provide confidential instructions to the plan Trustee or Voting Manager who then votes the participant's shares in accordance with the individual's instructions. For those participants who do not vote their plan shares, the applicable Trustee or Voting Manager will vote their plan shares in the same proportion as shares held under the plan for which voting directions have been received, unless the Employee Retirement Income Security Act ("ERISA") requires a different procedure.
Voting instructions from savings plan participants must be received by the applicable plan Trustee or Voting Manager by 11:59 p.m. Eastern Daylight Time on May 12, 2013 in order to be used by the plan Trustee or Voting Manager to determine the votes cast with respect to plan shares.
May I revoke my proxy?
A shareholder who executes a proxy may revoke it at any time before its exercise by delivering a written notice of revocation to the Corporate Secretary or by signing and delivering another proxy that is dated later. A shareholder attending the meeting in person may revoke the proxy by giving notice of revocation to the inspector of election at the meeting or by voting at the meeting.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 3

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Board of Directors has nominated twelve directors for election at the Annual Meeting to hold office for a one-year term until the next annual meeting. Directors will hold office until their successor is elected and takes office, they resign or they are otherwise removed. Each of the twelve director nominees has consented to serve, and we do not know of any reason why any of them would be unable to serve, if elected. If a nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Board of Directors may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If any nominee becomes unavailable for election to the Board of Directors, an event which is not anticipated, the proxyholders have full discretion and authority to vote, or refrain from voting, for any other nominee in accordance with their judgment.
The following pages contain biographical and other information about each of the twelve nominees. In addition, we have provided information regarding the particular experience, qualifications, attributes and/or skills that led the Board of Directors to conclude that each nominee should serve as a director.
Unless instructed otherwise, the proxyholders will vote the proxies received by them for the election of the twelve director nominees listed below.

Nominees for Director

WESLEY G. BUSH, 52 Chairman, Chief Executive Officer and President, Northrop Grumman Corporation. Director since 2009
Mr. Wesley G. Bush was elected Chief Executive Officer and President of the Company effective January 1, 2010 and Chairman of the Board of Directors effective July 19, 2011. He has served on the Board of Directors since September 2009. Mr. Bush served as President and Chief Operating Officer from March 2007 through December 2009, as President and Chief Financial Officer from May 2006 through March 2007, and as Corporate Vice President and Chief Financial Officer from March 2005 to May 2006. Following the acquisition of TRW Inc. ("TRW") by the Company, he was named Corporate Vice President and President of the Space Technology sector. Mr. Bush joined TRW in 1987 and during his career with that company held various leadership positions including President and CEO of TRW Aeronautical Systems. He is a director of Norfolk Southern Corporation. Mr. Bush is Chairman of the Aerospace Industries Association and Chairman of the Business Higher Education Forum. He also serves on the boards of several non-profit organizations, including the Naval Academy Foundation and Conservation International.
Key Attributes, Skills and Qualifications
Mr. Bush has 30 years of experience in the aerospace and defense industry, which have included a broad array of management positions. He has held a number of key positions within our Company including Chief Financial Officer, Chief Operating Officer and currently Chairman, CEO and President. Mr. Bush has extensive international business experience. His service on the boards of non-profit organizations that focus on issues involving the aerospace and defense industry, conservation and higher education enhances the knowledge of the Board of Directors in these key areas. Mr. Bush is the only member of management who serves on the Board of Directors.

VICTOR H. FAZIO, 70 Senior Advisor, Akin Gump Strauss Hauer & Feld LLP, a law firm. Director since 2000 Member of the Audit Committee and Policy Committee
Mr. Victor H. Fazio was named Senior Advisor at Akin Gump Strauss Hauer & Feld LLP in May 2005 after serving as senior partner at Clark & Weinstock since 1999. Prior to that, Mr. Fazio was a Member of Congress for 20 years representing California's third congressional district. During that time, he served as a member of the Armed Services, Budget and Ethics Committees and was a member of the House Appropriations Committee where he served as Subcommittee Chair or ranking member for 18 years. Mr. Fazio was a member of the elected leadership in the House from 1989 to 1998 including four years as Chair of his Party's Caucus, the third

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PROPOSAL ONE: ELECTION OF DIRECTORS

ranking position. From 1975 to 1978, Mr. Fazio served in the California Assembly and was a member of the staff of the California Assembly Speaker from 1971 to 1975. He is a member of the board of directors of various private companies and non-profit organizations including the Ice Energy Corporation, Peyton Street Independent Financial Services Corporation, Energy Future Coalition, the Campaign Finance Institute, the Committee for a Responsible Federal Budget, Center for Strategic Budgetary Assessments, The Information Technology and Innovation Foundation, UC Davis Medical School Advisory Board, UC Davis Foundation and the National Parks Conservation Association.
Key Attributes, Skills and Qualifications
Mr. Fazio's service in Congress brings to our Board of Directors expertise in budgeting, appropriations and national security. He also has public policy experience from serving in public office. As a Senior Advisor for Akin Gump Strauss Hauer & Feld LLP, he has represented clients on a wide variety of public policy matters. His extensive prior board experience with the American Stock Exchange and our Board of Directors, as well as his prior service as Chair of the Governance Committee, gives him broad-based corporate governance expertise and a deep knowledge of our governance culture and history.

DONALD E. FELSINGER, 65
Lead Independent Director of the Board of Directors, Northrop Grumman Corporation.
Former Chairman and Chief Executive Officer, Sempra Energy, an energy services holding company.

Director since 2007

Member of the Compensation Committee and Governance Committee

Mr. Donald E. Felsinger is the former Chairman and Chief Executive Officer of Sempra Energy. From July 2011 through his retirement in November 2012, he served as Executive Chairman of the Board of Directors of Sempra Energy, and from February 2006 through June 2011, he was Sempra's Chairman and CEO. Prior to that, Mr. Felsinger was President and Chief Operating Officer of Sempra Energy from January 2005 to February 2006 and a member of the Board of Directors, and from 1998 through 2004, he was Group President and Chief Executive Officer of Sempra Global. Prior to the merger that formed Sempra Energy he served as President and Chief Operating Officer of Enova Corporation, the parent company of San Diego Gas & Electric ("SDG&E"). Prior positions included President and Chief Executive Officer of SDG&E, Executive Vice President of Enova Corporation and Executive Vice President of SDG&E. Mr. Felsinger serves on the board of Archer Daniels Midland and is a past member of The Conference Board, the Committee Encouraging Corporate Philanthropy and the USA/Mexico Chamber of Commerce.
Key Attributes, Skills and Qualifications
Mr. Felsinger brings extensive experience to our Board of Directors having served as a board member, Chairman and Chief Executive Officer of other Fortune 500 companies. He is currently our Lead Independent Director and provides our Board of Directors with his expertise, acquired through leadership roles at Sempra Energy and other energy companies, in mergers and acquisitions, environmental matters, corporate governance, strategic planning, engineering, finance, human resources, compliance, risk management, international business and public affairs. Mr. Felsinger possesses an in-depth knowledge of executive compensation and benefits practices.

STEPHEN E. FRANK, 71
Former Chairman, President and Chief Executive Officer, Southern California Edison,
an electric utility company.

Director since 2005

Member of the Audit Committee (Chair) and Policy Committee

Mr. Stephen E. Frank served as Chairman, President and Chief Executive Officer of Southern California Edison from 1995 until his retirement in January 2002. During this time, he served on the boards of directors of that company and its parent company, Edison International. Prior to joining Southern California Edison in 1995, Mr. Frank was President and Chief Operating Officer of Florida Power and Light Company and was a director of FPL Group, its parent company. He also has served as Executive Vice President and Chief Financial Officer of TRW, as well as Vice President, Controller, and Treasurer of GTE Corporation. His earlier career included financial and sales management positions with U.S. Steel Corporation. Mr. Frank serves on the board of directors of NV Energy Inc., and AEGIS Insurance Services Limited. He served on the boards of Intermec, Inc., Puget Energy, Inc. and Washington Mutual, Inc. during the past five years. He also serves as a board member of the Los Angeles Philharmonic Association.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 5

PROPOSAL ONE: ELECTION OF DIRECTORS

Key Attributes, Skills and Qualifications
Mr. Frank possesses extensive experience as an executive officer and director of several public companies and brings to our Board of Directors a strong background in finance and operating management in a variety of diversified industries and organizations. He has served in such senior leadership positions as Chairman, Chief Executive Officer, President, Chief Financial Officer and Controller. Mr. Frank holds an MBA in Finance from the University of Michigan and completed the Advanced Management Program at Harvard Business School. Mr. Frank is an audit committee financial expert, as defined by SEC rules and regulations, and serves as Chairperson of the Audit Committee.

BRUCE S. GORDON, 67
Former President & CEO, NAACP and Former President, Retail Markets Group, Verizon Communications Inc., a telecommunications company.

Director since 2008

Member of the Compensation Committee and Policy Committee (Chair)

Mr. Bruce S. Gordon served as President and Chief Executive Officer of the National Association for the Advancement of Colored People from June 2005 to March 2007. In 2003, Mr. Gordon retired from Verizon Communications Inc., where he had served as President, Retail Markets Group since 2000. Prior to that, Mr. Gordon served as Group President of the Enterprise Business Unit, President of Consumer Services, Vice President of Marketing and Sales and Vice President of Sales for Bell Atlantic Corporation (Verizon's predecessor). He is a member of the Board of Directors of the National Underground Railroad Freedom Center and the Newport Festival Foundation and a member of the Executive Leadership Council. Mr. Gordon is a director and Non-Executive Chair of The ADT Corporation and CBS Corporation. He currently serves as a diversity consultant to several Fortune 500 companies.
Key Attributes, Skills and Qualifications
Mr. Gordon brings business leadership skills to our Board of Directors acquired from his experience with corporate and non-profit enterprises. Mr. Gordon possesses strong skills in marketing and human resources. He has led diversity efforts and gained a reputation as a leader and consensus builder. In addition, his service on boards of other large public companies provides our Board of Directors with insight into large company governance best practices. Mr. Gordon serves as Chairperson of the Policy Committee.

MADELEINE A. KLEINER, 61
Former Executive Vice President and General Counsel, Hilton Hotels Corporation, a hotel and resort company.

Director since 2008

Member of the Audit Committee and Governance Committee

Ms. Madeleine A. Kleiner served as Executive Vice President, General Counsel and Corporate Secretary for Hilton Hotels Corporation from January 2001 until February 2008 when she completed her responsibilities in connection with the sale of the company. From 1999 through 2001, she served as a director of a number of Merrill Lynch mutual funds operating under the Hotchkis and Wiley name. Ms. Kleiner served as Senior Executive Vice President, Chief Administrative Officer and General Counsel of H.F. Ahmanson & Company and its subsidiary, Home Savings of America, until the company was acquired in 1998, and prior to that was a partner at the law firm of Gibson, Dunn and Crutcher where she advised corporations and their boards primarily in the areas of mergers and acquisitions, corporate governance and securities transactions and compliance. Ms. Kleiner currently serves on the board of directors of Jack in the Box Inc. Ms. Kleiner is a member of the UCLA Medical Center Board of Advisors and a member of the board of the New Village Charter School.
Key Attributes, Skills and Qualifications
Ms. Kleiner brings to our Board of Directors expertise in corporate governance, implementation of Sarbanes-Oxley controls, risk management, securities transactions, mergers and acquisitions, human resources, government relations and crisis management acquired through her experience as general counsel overseeing the corporate secretarial function for two public companies, as outside counsel to numerous public companies and through service on another public company board. She also is an audit committee financial expert, as defined by SEC rules and regulations. Ms. Kleiner's training as a lawyer combined with the experience

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PROPOSAL ONE: ELECTION OF DIRECTORS

of being a member of executive management of a number of companies makes her a resource for our Board of Directors in its analysis of a variety of business issues.

KARL J. KRAPEK, 64
Former President and Chief Operating Officer, United Technologies Corporation, an aerospace and building systems company.

Director since 2008

Member of the Compensation Committee and Governance Committee (Chair)

Mr. Karl J. Krapek served as President and Chief Operating Officer of United Technologies Corporation from 1999 until his retirement in January 2002. At United Technologies Corporation, he served for 20 years in various management positions, including Executive Vice President and director in 1997; President and Chief Executive Officer of Pratt & Whitney in 1992; Chairman, President and Chief Executive Officer of Carrier Corporation in 1990; and President of Otis Elevator Company in 1989. Prior to joining United Technologies Corporation, he was Manager of Car Assembly Operations for the Pontiac Motor Car Division of General Motors Corporation. In 2002, Mr. Krapek became a co-founder of The Keystone Companies, which develops residential and commercial real estate. He chairs the Strategic Planning Committee for the board of directors at St. Francis Care, Inc. Mr. Krapek is a director of Prudential Financial, Inc. He was a director of Delta Airlines Inc., Alcatel Lucent, The Connecticut Bank and Trust Company and Visteon Corporation during the past five years.
Key Attributes, Skills and Qualifications
Mr. Krapek brings industry experience, leadership skills and public company board experience to our Board of Directors. He has deep operational experience in aerospace and defense, domestic and international business operations and technology and lean manufacturing and competitive excellence. Mr. Krapek also excels in strategic planning and performance improvement. He holds leadership positions at several non-profit charitable and educational organizations. Mr. Krapek serves as Chairperson of the Governance Committee.

RICHARD B. MYERS, 71 General, United States Air Force (Ret.) and Former Chairman of the Joint Chiefs of Staff. Director since 2006 Member of the Compensation Committee and Policy Committee
General Richard B. Myers retired from his position as the fifteenth Chairman of the Joint Chiefs of Staff, the U.S. military's highest ranking officer, in September 2005 after serving in that position for four years. In this capacity, he served as the principal military advisor to the President, the Secretary of Defense and the National Security Council. Prior to becoming Chairman, he served as Vice Chairman of the Joint Chiefs of Staff from March 2000 to September 2001. As the Vice Chairman, General Myers served as the Chairman of the Joint Requirements Oversight Council, Vice Chairman of the Defense Acquisition Board, and as a member of the National Security Council Deputies Committee and the Nuclear Weapons Council. During his military career, General Myers' commands included Commander in Chief, North American Aerospace Defense Command and U.S. Space Command; Commander, Air Force Space Command; Commander Pacific Air Forces; and Commander of U.S. Forces Japan and 5th Air Force at Yokota Air Base, Japan. General Myers is a director of Deere & Company, United Technologies Corporation and Aon Corporation and is Chairman of the Board of Governors of the USO. He is also Foundation Professor of Military History and Leadership at Kansas State University and occupies the Colin L. Powell Chair for National Security Ethics, Leadership and Character at the National Defense University.
Key Attributes, Skills and Qualifications
During his extensive career as a senior military officer and Chairman of the Joint Chiefs of Staff, General Myers has held leadership positions at the highest levels of the United States government and armed forces. He possesses a deep understanding of crisis management and is a leading expert on national security and global geo-political issues. He has extensive experience with Department of Defense operations and requirements and also is able to provide our Board of Directors with advice on issues related to the intelligence community. General Myers is a recipient of the Presidential Medal of Freedom and serves on boards of several large public companies.

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PROPOSAL ONE: ELECTION OF DIRECTORS

AULANA L. PETERS, 71 Former Partner, Gibson, Dunn & Crutcher, a law firm. Director since 1992 Member of the Audit Committee and Governance Committee
Ms. Aulana L. Peters is a former partner of the law firm of Gibson, Dunn & Crutcher where she was a partner from 1980 to 1984 and 1988 to 2000, when she retired. From 1984 to 1988, she served as a Commissioner of the SEC. From 2001 to 2002, Ms. Peters served as a member of the Public Oversight Board of the American Institute of Certified Public Accountants. Ms. Peters has also served as a member of the Financial Accounting Standards Board Steering Committee for its Financial Reporting Project and as a member of the Public Oversight Board's Panel on Audit Effectiveness. Currently, Ms. Peters serves on the U.S. Comptroller General's Accountability Advisory Council, the Advisory Council to the Public Company Accounting Oversight Board ("PCAOB") and the Board of Trustees of the Mayo Clinic. Ms. Peters is a director of 3M Company and Deere & Company. She served on the board of Merrill Lynch & Co. during the past five years.
Key Attributes, Skills and Qualifications
Ms. Peters served as a Commissioner of the SEC and as a partner in a major law firm. She brings to our Board of Directors extensive public company board experience, as well as public accounting and audit committee expertise. Ms. Peters' memberships on the International Public Interest Oversight Board for Auditing and Professional Ethics, the Advisory Council to the PCAOB and the U.S. Comptroller General Accountability Advisory Panel give our Board of Directors access to thought leadership in auditing, ethics and professional standards. Ms. Peters has authored numerous articles on corporate governance and Sarbanes-Oxley compliance and is an audit committee financial expert, as defined by SEC rules and regulations.

GARY ROUGHEAD, 61 Admiral, United States Navy (Ret.) and Former Chief of Naval Operations. Director since 2012 Member of the Audit Committee and Policy Committee
Admiral Gary Roughead retired from his position as the 29th Chief of Naval Operations in September 2011, after serving in that position for four years. The Chief of Naval Operations is the senior military position in the United States Navy. As Chief of Naval Operations, Admiral Roughead stabilized and accelerated ship and aircraft procurement plans and the Navy's capability and capacity in ballistic missile defense and unmanned air and underwater systems. He restructured the Navy to address the challenges and opportunities in cyber operations. Prior to becoming the Chief of Naval Operations, he held six operational commands (including commanding both the Atlantic and Pacific Fleets). Admiral Roughead is a Distinguished Fellow at the Hoover Institution. He is also a member of the Council on Foreign Relations and is a director of Project HOPE and a trustee of the Darden School of Business Foundation, CNA, a not-for-profit research and analysis organization, and the Woods Hole Oceanographic Institution.
Key Attributes, Skills and Qualifications
Admiral Roughead has had an extensive career as a senior military officer with the United States Navy. He has held numerous operational commands, as well as leadership positions within the United States Navy. Admiral Roughead brings to our Board of Directors expertise in national security, information warfare, cyber operations and emerging national security issues. He also brings to the Board of Directors experience in leadership, crisis management and fiscal and procurement matters.

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PROPOSAL ONE: ELECTION OF DIRECTORS

THOMAS M. SCHOEWE, 60
Former Executive Vice President and Chief Financial Officer, Wal-Mart Stores, Inc., an operator of retail stores.

Director since 2011

Member of the Audit Committee and Policy Committee

Mr. Thomas M. Schoewe was Executive Vice President and Chief Financial Officer of Wal-Mart Stores Inc. from 2000 to 2011. Prior to his employment with Wal-Mart, he held several roles at the Black and Decker Corporation, including Senior Vice President and Chief Financial Officer from 1996 to 1999, Vice President and Chief Financial Officer from 1993 to 1999, Vice President of Finance from 1989 to 1993 and Vice President of Business Planning and Analysis from 1986 to 1989. Before joining Black and Decker, Mr. Schoewe worked for Beatrice Companies, where he was Chief Financial Officer and Controller of one of its subsidiaries, Beatrice Consumer Durables Inc. Mr. Schoewe serves on the Boards of Directors of General Motors Corporation and Kohlberg Kravis Roberts and Company. He served as a director of PulteGroup Inc. during the last five years.
Key Attributes, Skills and Qualifications
Mr. Schoewe brings extensive financial experience to our Board of Directors, acquired through positions held as the Chief Financial Officer of large public companies, as well as expertise in implementation of Sarbanes-Oxley controls, risk management and mergers and acquisitions. Mr. Schoewe is an audit committee financial expert, as defined by SEC rules and regulations, and brings to the Board of Directors his extensive experience as a member of the audit committee of other public companies. Mr. Schoewe also brings extensive international experience to our Board of Directors as a result of his service as an executive of large public companies with substantial international operations.

KEVIN W. SHARER, 65 Former Chairman and Chief Executive Officer, Amgen Inc., a biotechnology company. Director since 2003 Member of the Compensation Committee (Chair) and Governance Committee
Mr. Kevin W. Sharer served as Chairman of the Board of Directors of Amgen from January 2001 to December 2012. From May 2000 to May 2012, he served as Amgen's Chief Executive Officer. Mr. Sharer joined Amgen in 1992 as President, Chief Operating Officer and a member of its board of directors. Before joining Amgen, Mr. Sharer was Executive Vice President and President of the Business Markets Division at MCI Communications. Prior to MCI, he served in a variety of executive capacities at General Electric and was a consultant for McKinsey & Company. He is Chairman of the board of trustees of the Los Angeles County Museum of Natural History and is a member of the U.S. Naval Academy Foundation Board. Mr. Sharer also serves on the board of directors of Chevron Corporation. Mr. Sharer is currently a Senior Lecturer at Harvard Business School.
Key Attributes, Skills and Qualifications
Mr. Sharer's position as the former Chief Executive Officer of a large public company has enabled him to develop significant expertise in strategy, marketing, leadership development, international and domestic business and crisis management. He brings to our Board of Directors extensive knowledge of human resources and compensation issues as well as experience in dealing with regulatory agencies. Mr. Sharer also served as an officer in the U.S. Navy. He holds board leadership positions at large public companies and non-profit organizations. Mr. Sharer serves as Chairperson of the Compensation Committee.
Vote Required
To be elected, a nominee must receive more votes cast "for" than votes cast "against" his or her election. Abstentions and broker non-votes will have no effect on this proposal. If a nominee is not re-elected, he or she will remain in office until a successor is elected or until his or her earlier resignation or removal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE TWELVE NOMINEES FOR DIRECTOR LISTED ABOVE.

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Overview
The following sections provide an overview of our corporate governance policies and procedures and include a description of the role of the Board of Directors, our director nomination process and the independence criteria we use in selecting directors, among other items.
The primary responsibility of the Board of Directors is to foster our long-term success representing the interests of our shareholders. We believe that strong ethical behavior is essential to achieve top performance. The Board of Directors has adopted Principles of Corporate Governance and Standards of Business Conduct that reinforce our values and strong commitment to ethics and integrity, promoting responsible business practices and good corporate citizenship.
The Principles of Corporate Governance outline the role and responsibilities of our Board of Directors, set forth additional independence requirements for our directors and provide guidelines for Board leadership and Board and committee membership, among other items. Further to align our directors' interests with those of our shareholders, our Principles of Corporate Governance require our directors to have a direct and material investment in our common stock. The Board of Directors reviews these principles at least annually and considers opportunities for improvement and modification based on changed circumstances.
Our Standards of Business Conduct apply to our Board of Directors, officers and all employees. The Standards of Business Conduct support our commitment to the highest standards of ethics and integrity in all aspects of our business. The Standards of Business Conduct require ethical conduct in our relationships with customers and suppliers, reinforce the need for avoiding actual or apparent conflicts of interest and require the responsible use of Company resources. The Standards of Business Conduct require strict adherence to all laws and regulations applicable to the conduct of our domestic and international businesses. As part of our commitment to ethics and integrity, our Standards of Business Conduct encourage open communication with Company ethics officers (which may be done on an anonymous basis) if an employee seeks guidance regarding business conduct or suspects an actual or apparent violation of the Standards of Business Conduct in good faith.
Role of the Board and Director Responsibility and Oversight
Our day-to-day business and affairs are conducted by our employees and officers, under the direction of our Chairman and Chief Executive Officer and with the oversight of the Board of Directors. In discharging their oversight duties, the Board of Directors regularly consults with management. Directors also communicate freely amongst themselves both at and apart from formal meetings.
In fulfilling their decision-making and oversight responsibilities, directors exercise their business judgment in a manner they reasonably believe to be in the best interests of the Company and our shareholders and in a manner consistent with their fiduciary responsibilities.
The decision-making responsibilities of the Board of Directors include, but are not limited to, the following:

▪	electing directors to fill vacant positions between Annual Meetings and evaluating offers of resignation from directors;

▪	selecting the Chief Executive Officer and electing officers of the Company;

▪	reviewing and approving executive compensation;

▪	reviewing and approving significant corporate actions;

▪	determining proposals for shareholder vote and responses to shareholder proposals; and

▪	approving revisions to our Bylaws.
The Board of Directors' general oversight responsibilities include, but are not limited to, the following:

▪	oversee our long-term business strategies;

▪	oversee our operations and performance;

▪	oversee major risk factors and risk management activities;

▪	oversee senior executive succession planning;

▪	oversee and evaluate management and Board performance;

▪	oversee our ethics and compliance programs; and

▪	provide advice and counsel to management.
Board Leadership
Chairperson of the Board
Our Bylaws establish the position of Chairperson of the Board. The Chairperson of the Board will generally be either an independent director or the Chief Executive Officer. The Chairperson interacts directly with all members of the Board and assists the Board to fulfill its responsibilities.
In July 2011, Mr. Bush, our Chief Executive Officer and President, was elected by the Board of Directors to serve as its Chairman. He succeeded Mr. Lewis W. Coleman who had served as our independent Chairman. The Board of Directors believes that it is in the best interests of the Company and our shareholders to have flexibility in determining the most effective leadership structure to serve the interests of the Company and our shareholders.
Our Governance Committee and our Board of Directors considered a number of factors to determine who should serve as Chairperson of the Board, including the experience and management responsibilities that Mr. Bush has as both Chief Executive Officer and President, the current environment and what will best serve the interests of the Company and our shareholders at this time. The Board

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concluded that having the CEO also serve as Chairperson best positions the Company to be innovative, compete successfully and advance shareholder interests in today's changing environment. As discussed further below, the Board of Directors designated a Lead Independent Director, consistent with its continuing commitment to strong corporate governance and Board independence.
Lead Independent Director
Our Principles of Corporate Governance provide that if at any time the Chairperson of the Board is not independent, the independent directors will designate from among them a Lead Independent Director. Following our 2012 Annual Meeting, the independent directors designated Mr. Felsinger as Lead Independent Director replacing Mr. Lewis W. Coleman, who had served in that role since July 2011.
Our Principles of Corporate Governance set forth specific duties and responsibilities of the Lead Independent Director. Among these duties, he:

▪
presides at meetings of the Board of Directors at which the Chairperson of the Board of Directors is not present, including executive sessions of the independent directors, and advises the Chairperson of the Board and CEO on decisions reached;

▪	advises the Chairperson of the Board of Directors on and approves meeting agendas and the information sent to the Board of Directors;

▪	advises the Chairperson of the Board of Directors and approves the schedule of Board of Directors meetings to assure that there is sufficient time for discussion of all agenda items;

▪
provides the Chairperson of the Board of Directors with input as to the preparation of the agendas of the Board of Directors and committee meetings, taking into account the requests of the other committee and Board members;

▪
interviews, along with the Chairperson of the Board of Directors and the Chairperson of the Governance Committee, all candidates for the Board of Directors and makes recommendations to the Governance Committee and the Board of Directors;

▪	has the authority to call meetings of the independent directors;

▪	serves as liaison between the Chairperson of the Board of Directors and the independent directors; and

▪	if requested by major shareholders, ensures that he is available for consultation and direct communication.
If the Board of Directors elects an independent Chairperson rather than designating a Lead Independent Director, the duties and responsibilities of the independent Chairperson are as set forth in the Company's Principles of Corporate Governance.

Board's Role in Risk Oversight
The Board of Directors as a whole is responsible for risk oversight. The Audit Committee assists the Board of Directors in this role by reviewing and reporting to the full Board of Directors on our guidelines and policies with respect to risk assessment and risk management, including insurance risk management, major financial risk exposures and the steps that management has taken to monitor and control such exposures. The Audit Committee annually receives a report from the Chief Financial Officer addressing our risk management processes and systems, the nature of the material risks the Company faces and how the Company responds to and mitigates these risks. The Audit Committee receives periodic reports from our General Counsel, and hears from our Chief Compliance Officer on the Company's compliance program.
Our risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for our Company. The Audit Committee periodically reports to the Board of Directors on matters concerning risk management, including the significant risks our Company faces and the processes, policies and procedures we employ to monitor and control such risks.
Director Independence
The Board of Directors has established an objective that at least 75% of our directors be independent directors. The Board of Directors annually determines the independence of directors based on a review by the directors and the Governance Committee. No director is considered independent unless the Board of Directors has determined that he or she meets the requirements for independence under the applicable rules of the NYSE and the SEC and has no material relationship with our Company, either directly or as a partner, shareholder or officer of an organization that has a material relationship with our Company, other than as a director. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
Our Principles of Corporate Governance provide that a director may be deemed not to have a material relationship with our Company if he or she:

▪
has not within the prior three years been a director, executive officer or trustee of a charitable organization that received annual contributions from our Company exceeding the greater of $1 million, or 2% of the charitable organization's annual gross revenues, where the gifts were not normal matching charitable gifts, did not go through normal corporate charitable donation approval processes or were made "on behalf of" a director;

▪
has not within the prior three years been employed by, a partner in or otherwise affiliated with any law firm or investment bank retained by the Company in which the director's compensation was contingent on the services performed for our Company or in which the director personally performed services for our

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Company and the annual fees we paid during the preceding fiscal year did not exceed the greater of $1 million or 2% of the gross annual revenues of such firm; and

▪
has not within the prior three years owned, and has no immediate family member who owned, either directly or indirectly as a partner, shareholder or officer of another company, more than 5% of the equity of an organization that has a business relationship with (including significant purchasers of goods or services), or more than 5% ownership in, our Company.

In February 2013, the Board of Directors and the Governance Committee reviewed directors' responses to a questionnaire asking about their and their immediate family members' relationships with our Company and other potential conflicts of interest, as well as material provided by management related to transactions, relationships or arrangements between our Company and the directors or parties related to the directors. The Board of Directors considered the following relationships with organizations to which we have made payments in the usual course of our business:

▪	Mr. Felsinger's service as a member of the board of directors of Sempra Energy;

▪	Mr. Fazio's service as a member of the board of directors of the Center for Strategic Budgetary Assessments;

▪	General Myers' service as a member of the board of directors of Aon Corporation and United Technologies Corporation; and

▪	Ms. Peters' service as a member of the board of directors of 3M Company.
The amounts paid to these organizations were below the applicable thresholds under NYSE rules and our Principles of Corporate Governance, and the Board of Directors concluded that each individual had no other relationship with those entities other than their roles as directors (other than Mr. Felsinger who served as Executive Chairman of Sempra Energy). In addition, the Board considered that Mr. Sharer's daughter was employed by us until September 2012 in a non-executive position. Her compensation was below the threshold required for disclosure by the SEC, and the Board determined her prior employment did not interfere with Mr. Sharer's independence.
The Board of Directors also considered that Ms. Kleiner, General Myers, Ms. Peters, Admiral Roughead and Mr. Sharer serve as members of the boards of charitable and other non-profit organizations to which the Northrop Grumman Foundation (the "Foundation") made contributions during 2012 in the usual course of our charitable contributions program. In some instances, these charitable contributions were in connection with our matching gifts program, which limits the contributions to $10,000 per year per director. In no instance did our annual contributions to a charitable or non-profit entity in which a Board member serves as a director exceed the greater of $1,000,000 or 2% of the charitable or non-profit organization's annual gross revenue, satisfying the independence standards described in our Principles of Corporate Governance.
The Governance Committee determined that all 11 non-employee directors are independent, and all of the members of the Audit, Compensation, Governance and Policy Committees are independent. The Governance Committee reported its conclusion to the Board of Directors, and the Board of Directors then considered each director individually and, in applying the standards described above and considering the facts listed above concerning certain of the directors, determined that none of the 11 non-employee directors has had during the last three years any material relationship with our Company that would compromise his or her independence.
Accordingly, the Board of Directors affirmatively determined that all of the active directors, except Mr. Bush, our Chairman, Chief Executive Officer and President, are independent. The independent directors constitute approximately 92% of the members of our Board of Directors. The Board of Directors also affirmatively determined that Mr. Coleman was independent during his period of service in 2012, prior to his resignation from the Board of Directors on November 30, 2012.
Director Nomination Process
The Governance Committee identifies and evaluates director candidates and may employ a third-party search firm to assist in this process. Board members suggest director candidates to the Governance Committee. In addition, the Governance Committee will consider shareholder nominees if they have been nominated in accordance with our shareholder nominations process under our Bylaws. Any shareholder recommendation must be addressed to the Governance Committee in care of the Corporate Secretary. The Governance Committee will evaluate candidates recommended by shareholders in generally the same manner as all other candidates brought to the attention of the Governance Committee.
The Governance Committee carefully considers all candidates on the basis of the candidate's background and experience, consistent with the criteria set forth in the Principles of Corporate Governance, and recommends to the Board of Directors the nominees for election. In making its selection, the Governance Committee bears in mind that the foremost responsibility of a director is to represent the interests of our shareholders as a whole. The activities and associations of candidates are reviewed for any legal impediment, conflict of interest or other consideration that might prevent or interfere with service on our Board of Directors. In evaluating candidates, the Governance Committee considers the personal integrity and the professional reputation of the individual, as well as the education, professional background and particular skills and experience most beneficial to service on the Board of

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Directors. The Governance Committee also considers whether a director candidate is willing to submit to and obtain a background check necessary for obtaining a top secret clearance and whether a director candidate has timely obtained such clearance.
As set forth in the Governance Committee Charter, the Governance Committee is responsible for establishing the criteria for Board membership. The Governance Committee includes diversity as a key criterion for board composition. While we do not have a formal policy outlining the diversity standards to be considered when evaluating director candidates, our objective is to foster diversity of thought on our Board of Directors. To accomplish that objective, the Governance Committee seeks to achieve diversity including in race, gender and national origin, as well as in perspective, professional experience, education, skill and other qualities that contribute to our Board of Directors. The Governance Committee considers diversity among other important criteria for board membership and regularly monitors the composition of the Board of Directors with respect to diversity. We have established a number of programs and initiatives to help further diversity and inclusion throughout our Company.
In accordance with our Bylaws and Certificate of Incorporation, directors are elected by the shareholders for a one-year term expiring at the next Annual Meeting following their election. Generally, in order to be elected or re-elected to the Board of Directors, a director nominee must receive more votes cast for rather than against his or her election or re-election unless one or more shareholders provide notice of an intention to nominate one or more candidates to compete with the Board of Directors' nominees in a director election. Between Annual Meetings, the Board of Directors has the authority, under our Bylaws and Certificate of Incorporation, to fill any vacant positions.
Effect of a Failure by an Incumbent Director to Receive the Required Vote for Re-Election or to Obtain Top Secret Security Clearance
Following the annual meeting at which the directors are elected, each director is required to tender a resignation that will be effective upon (i) the failure to receive the required vote at any future meeting at which such director faces re-election or the failure to obtain top secret security clearance within 12 months of election or appointment to the Board of Directors and (ii) the Board of Directors' acceptance of such resignation. If an incumbent director fails to receive the required vote for re-election or fails to obtain a top secret security clearance, the Governance Committee will consider whether the Board of Directors should accept the director's resignation and will submit a recommendation for prompt consideration by the Board of Directors. The Board of Directors expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation and will also request that all non-independent directors abstain from participating in the decision regarding the resignation unless the Board of Directors determines that the participation of one or more such directors is necessary under the circumstances. The Governance Committee and the Board of Directors may consider any factor they deem relevant in deciding whether to accept a resignation, including, without limitation, any harm to our Company that may result from accepting the resignation, the underlying reasons for the action at issue and whether action in lieu of accepting the resignation would address the underlying reasons.
The Board of Directors will decide whether to accept or reject a resignation within 90 days, unless the Board of Directors determines that compelling circumstances require additional time.
Board Membership
All new directors receive an orientation that is individually tailored, taking into account the director's experience, background, education and committee assignments. This orientation includes one-on-one meetings with senior management, written materials about our Company and our various products and operations and training on our key Company policies and procedures (including our Standards of Business Conduct) and duties and responsibilities under applicable law. We also maintain a list of continuing director education opportunities, and all directors are encouraged to periodically attend, at our expense, director continuing education programs offered by various organizations.
Directors may not serve on more than three other boards of publicly traded companies in addition to our Board of Directors without the approval of the Chairperson of the Governance Committee. A director who is a full-time employee of our Company may not serve on the board of more than two other public companies unless approved by the Board of Directors. When a director's principal occupation or business association changes substantially during his or her tenure as a director, the Board of Directors expects the director to tender his or her resignation for consideration by the Governance Committee, which subsequently will recommend to the Board of Directors the action, if any, to be taken with respect to the tender of resignation. We have a retirement policy whereby a director will retire at the Annual Meeting following his or her 72nd birthday, unless the Board of Directors determines, based on special circumstances, that it is in the Company's best interest to request that the director serve for an extended period of time beyond such date.
Board Meetings and Executive Sessions
Our Board of Directors meets no less than on a quarterly basis. Special meetings of the Board of Directors may be called from time to time as appropriate. On an annual basis, the Board of Directors holds an extended meeting to review our long-term strategy.

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CORPORATE GOVERNANCE

The Board of Directors holds its meetings at Company locations other than our corporate headquarters on a regular basis to provide the directors with a first-hand view of the business at that location and an opportunity to interact with local management.
The non-employee directors meet in an executive session of independent directors during each in-person Board of Directors meeting and on other occasions as needed. The non-executive Chairperson of the Board or the Lead Independent Director presides over these sessions. The Audit Committee meets in executive session at each in-person Audit Committee meeting, and regularly requests separate executive sessions with representatives of our independent registered public accounting firm and our senior management, including our Chief Financial Officer, General Counsel and our Vice President, Internal Audit. The Compensation Committee also meets in executive session at regular Compensation Committee meetings, and regularly requests the Compensation Committee's compensation consultant report to the Compensation Committee in executive session. The Governance and Policy Committees also meet in executive session as they deem necessary.
Evaluation and Succession Planning
Every year the Board of Directors conducts an assessment of its performance and at the conclusion of the evaluation process discusses its results. The Board of Directors also considers the performance of each individual director on a regular basis.
The Board of Directors believes that providing for continuity of leadership is critical to the success of our Company. Therefore, processes are in place:

▪	annually to evaluate the Chief Executive Officer based on a specific set of performance objectives;

▪
for the Chief Executive Officer annually to provide an assessment of persons considered potential successors to certain senior management positions and discuss the results of these reviews with the Board of Directors; and

▪	to support continuity of top leadership and Chief Executive Officer succession, including through annual reports to the Board of Directors.
Departure and Election of Directors in 2012
During 2012, the following changes occurred with respect to the composition of our Board of Directors:
On February 14, 2012, Admiral Gary Roughead was elected to the Board of Directors; and
On November 30, 2012, Mr. Coleman resigned from the Board of Directors. In December 2012, the Board of Directors formally reduced the number of members of the Board of Directors from thirteen to twelve directors.

Communications with the Board of Directors
Any interested person may communicate with any of our directors, our Board of Directors as a group, our non-employee directors as a group or our Lead Independent Director of the Board through the Corporate Secretary by writing to the following address: Office of the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. The Corporate Secretary will forward all correspondence to the director or directors to whom it is addressed, except for job inquiries, surveys, business solicitations or advertisements and other inappropriate material. The Corporate Secretary may forward certain correspondence elsewhere within our Company for review and possible response.
Interested persons may report any concerns relating to accounting matters, internal accounting controls or auditing matters to non-management directors confidentially or anonymously by writing directly to the Chairperson of the Audit Committee, Northrop Grumman Board of Directors c/o Corporate Ethics Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042.
Available Information
You may obtain a copy of the following corporate governance materials on the Investor Relations section of our website (www.northropgrumman.com) under Corporate Governance:

▪	Principles of Corporate Governance;

▪	Standards of Business Conduct;

▪	Policy and Procedure Regarding Company Transactions with Related Persons; and

▪	Board Committee Charters.
Copies of these documents are also available without charge to any shareholder upon written request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042.
We disclose amendments to provisions of our Standards of Business Conduct by posting amendments on our website. Waivers of the provisions of our Standards of Business Conduct that apply to our directors or our Corporate Vice Presidents who are members of the Corporate Policy Council and our Chief Accounting Officer (these officers designated as Section 16 officers under the Securities Exchange Act of 1934 ("executive officers")) are disclosed in a Current Report on Form 8-K.

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Committees of the Board of Directors
The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the Policy Committee. The membership of these committees is usually determined at the organizational meeting of the Board of Directors held in conjunction with the Annual Meeting. All the committees are composed entirely of independent directors. The primary responsibilities of each of the committees are described below, together with a table listing the membership and chairperson of each committee as of the date of this Proxy Statement.

Director	Board	Audit	Compensation	Governance	Policy
Wesley G. Bush	Chair
Victor H. Fazio		●			●
Donald E. Felsinger	Lead Independent Director		●	●
Stephen E. Frank		Chair			●
Bruce S. Gordon			●		Chair
Madeleine A. Kleiner		●		●
Karl J. Krapek			●	Chair
Richard B. Myers			●		●
Aulana L. Peters		●		●
Gary Roughead		●			●
Thomas M. Schoewe		●			●
Kevin W. Sharer			Chair	●

Audit Committee
The Audit Committee meets periodically with management and with both our independent registered public accounting firm and our internal audit management to review audit results, risk management and the adequacy of, and compliance with, our system of internal controls.
The Audit Committee's responsibilities include, among other things, to:

▪	appoint, subject to shareholder ratification at each Annual Meeting, retain, oversee, evaluate and terminate, if necessary, our independent auditor;

▪
review and pre-approve services and related fees considered to be auditing services and permitted non-audit services to be provided by our independent auditor pursuant to pre-approval policies and procedures established by the Audit Committee;

▪
meet with the independent auditor to review, among other things, critical accounting policies, material alternative accounting treatments discussed with management, the ramifications of the use of such treatments and the independent auditor's preferred treatment and material written communications with management, including any reports or management letters on significant deficiencies and material weaknesses in internal control over financial reporting, any schedule of unadjusted differences, as well as the results of the audit or review and any opinion or report, which the independent auditor proposes to render in connection with our financial statements;

▪	review with our independent auditor the performance and conduct of the audit, any restrictions imposed on the scope of the audit or access to requested information and any significant disagreements with management;

▪
review with our independent auditor and internal auditors the scope and plan of their respective audits and degree of coordination of their plans and discuss with the independent auditor the responsibilities, budget and staffing of the internal audit function;

▪	approve the selection, removal and annual compensation of the Vice President, Internal Audit;

▪
oversee the internal audit program, including advising on leadership of the internal audit department and reviewing significant issues raised by the internal audit function and, as appropriate, management's actions for remediation as well as any other matters the Audit Committee may deem appropriate;

▪	establish and periodically review Company hiring policies for employees or former employees of our independent auditor;

▪
prior to filing with the SEC our annual report on Form 10-K and our quarterly reports on Form 10-Q, meet, review and discuss with management, the internal auditors and our independent auditor the financial statements included in such report, our disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," material issues regarding our critical accounting policies and financial statement presentations, and management's assessment of, and report on, the effectiveness of our internal control over financial reporting;

▪	determine whether the audited financial statements should be included in our annual report on Form 10-K;

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CORPORATE GOVERNANCE

▪	review and discuss with management and the independent auditor our earnings press releases and included financial information;

▪	review the disclosures by our Chief Executive Officer and Chief Financial Officer regarding the certifications required in each annual or quarterly report filed with the SEC;

▪
establish, periodically review and discuss with management procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

▪	receive periodic reports from the General Counsel on significant legal matters and from the Chief Compliance Officer on the Company's compliance program.
The responsibilities of the Audit Committee are more fully described in the Audit Committee Charter. The Audit Committee and the Board of Directors review the charter on an annual basis and modify it as appropriate. The Audit Committee charter can be found on the Investor Relations section of our website (www.northropgrumman.com).
The Board of Directors has determined that all members of the Audit Committee are independent and financially literate. Further, the Board of Directors has determined that Mr. Frank, Ms. Kleiner, Ms. Peters and Mr. Schoewe possess accounting or related financial management expertise within the meaning of the NYSE listing standards and that each qualifies as an "audit committee financial expert" as defined by SEC rules. See "Board Meetings and Executive Sessions" section above for a discussion of the Audit Committee's meetings in executive sessions.
Every year, the Audit Committee performs a self-evaluation to identify enhancements to future programs and processes. The Audit Committee held nine meetings in 2012.
Compensation Committee
The Compensation Committee administers and provides strategic direction for our executive compensation and benefit programs. The Compensation Committee oversees our compensation and benefit programs and actions that affect the NEOs as well as all other elected officers.
The Compensation Committee's responsibilities include, among other things, to:

▪	review at least annually with management our approach for our compensation and benefits program for our elected officers;

▪	establish annual and long-term performance objectives for our elected officers;

▪	evaluate the performance of elected officers against their respective goals and objectives;

▪	recommend the chief executive officer's compensation for approval (or in the case of equity incentive compensation awards, ratification) to the independent members of the Board of Directors;

▪	review and approve the compensation of our elected officers;

▪	establish stock ownership guidelines covering elected officers and review ownership levels relative to the guidelines on an annual basis;

▪	review and recommend to the independent members of the Board of Directors direct and indirect compensation for non-employee directors, including stock ownership guidelines;

▪	oversee strategic planning and design of our employee benefit plans; and

▪
review and discuss with management the proposed annual compensation discussion and analysis and recommend to the Board of Directors whether it should be included in the annual proxy statement or other applicable filing with the SEC.

The Compensation Committee also has the sole authority to appoint and dismiss advisors and compensation consultants, oversee the work of such advisors and approve their compensation. These advisors and compensation consultants report directly to the Compensation Committee.
The Compensation Committee Charter more fully describes the responsibilities of the Compensation Committee and its oversight of the various compensation programs. The charter allows the Compensation Committee to delegate its authority to a subcommittee. The Compensation Committee and the Board of Directors review the charter on an annual basis and modify it as needed. The Compensation Committee charter can be found on the Investor Relations section of our website (www.northropgrumman.com).
The Board of Directors has determined that all members of the Compensation Committee are independent.
Every year the Compensation Committee performs a self-evaluation to identify methodologies for improving future programs and processes. The Compensation Committee held seven meetings in 2012.
Governance Committee
The Governance Committee assists the Board of Directors in identifying qualified potential candidates to serve on the Board of Directors and its committees, assists the Board of Directors in ensuring high standards of corporate governance, coordinates the process for the Board of Directors to evaluate its performance and makes recommendations to the Board of Directors on matters of corporate governance. The Governance Committee also reviews and recommends action to the Board of Directors on matters concerning transactions with related persons.
The Governance Committee's responsibilities also include, among other things, to:

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CORPORATE GOVERNANCE

▪	regularly review our corporate governance policies and practices and recommend proposed changes to the Board of Directors for approval;

▪	review and make recommendations to the Board of Directors with respect to: the criteria for board membership, including among other things, diversity, experience and integrity;

▪
review and make recommendations with respect to the the general responsibilities and functions of the Board of Directors and its members; and the organization, structure, size and composition of the Board of Directors and its committees;

▪
identify individuals who are qualified to serve as members of the Board of Directors pursuant to our corporate governance principles and provide an assessment of whether each such individual would be an independent director;

▪	review our charter and bylaws with management no less than annually and recommend any proposed changes to the Board of Directors for approval;

▪	review our corporate governance principles and recommend any proposed changes to the Board of Directors for approval;

▪	review ownership levels relative to the director stock ownership guidelines on an annual basis;

▪
review, at least annually, the standards to be applied by the Board of Directors in making the determinations as to whether a director shall be deemed an independent director and recommend to the Board of Directors any appropriate modifications;

▪	recommend to the Board of Directors nominees for election at each annual meeting or special meeting of shareholders where directors are to be elected;

▪	make recommendations to the Board of Directors regarding the results of shareholder proposals voted upon at the Annual Meeting of Shareholders;

▪	identify committee member qualifications and recommend to the Board of Directors appropriate committee member appointments; and

▪	develop and recommend to the Board of Directors an annual self-evaluation process for the Board of Directors and each of its committees.
The responsibilities of the Governance Committee are more fully described in the Governance Committee Charter. The charter allows the Governance Committee to delegate its authority to a subcommittee. The Governance Committee and the Board of Directors review the charter on an annual basis and modify it as needed. The Governance Committee charter can be found on the Investor Relations section of our website (www.northropgrumman.com).
Every year the Governance Committee performs a self-evaluation to identify methodologies for improving future programs and processes. The Governance Committee held four meetings in 2012.

Policy Committee
The Policy Committee assists the Board of Directors in identifying, evaluating and monitoring certain policy matters that could impact our business.
The Policy Committee's responsibilities include, among other things, to:

▪
identify and evaluate issues relating to global security, corporate responsibility, political and social matters, environmental sustainability and various other issues and trends that could affect our business activities and performance;

▪	review, monitor and provide recommendations regarding our ethics and corporate responsibility programs and policies, including our Standards of Business Conduct;

▪	review our public relations and advertising strategy and the manner in which we conduct our public relations activities;

▪
review and monitor our government relations strategy and the manner in which we conduct our government relations activities, including the governance and compliance of the political action committees and the Company's policies and practices with respect to political contributions;

▪	approve of Company spending to advocate for or against the election of a specific political candidate; and

▪
review and monitor our policies and practices with respect to environmental matters, health and safety matters, community relations and charitable organizations (including contributions) and activities.

The responsibilities of the Policy Committee are more fully described in the Policy Committee Charter. The Policy Committee and the Board of Directors review the charter on an annual basis and modify it as needed. The Policy Committee charter can be found on the Investor Relations section of our website (www.northropgrumman.com).
Every year the Policy Committee performs a self-evaluation to identify methodologies for improving future programs and processes. The Policy Committee held four meetings in 2012.
Attendance at Board of Directors and Committee Meetings and the Annual Meeting
During 2012, the Board of Directors held nine meetings, which included four telephonic meetings. Each of the 12 current directors serving in 2012 attended at least 90% of the total number of board and committee meetings he or she was eligible to attend. Board members are expected to attend the Annual Meeting, except where the failure to attend is due to unavoidable circumstances. All members of the Board of Directors in May 2012 attended the 2012 Annual Meeting.

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COMPENSATION OF DIRECTORS

Non-Employee Director Compensation
The Compensation Committee is responsible for reviewing and recommending the compensation of the members of our Board of Directors. In 2012, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, the non-employee director fee structure, effective May 15, 2012. The table below lists the annual fees payable to our non-employee directors from January 1, 2012 to May 14, 2012 under the prior director fee structure, as well as the annual fees payable under our current director fee structure effective May 15, 2012.

Compensation Element	Amount ($) (1/1/12 – 5/14/12)	Amount ($) (5/15/12 – present)
Annual Cash Retainer	115,000	115,000
Annual Retainer for Lead Independent Director	25,000	25,000
Audit Committee Retainer	10,000	10,000
Audit Committee Chair Retainer	15,000	20,000
Compensation Committee Chair Retainer	15,000	15,000
Governance Committee Chair Retainer	10,000	10,000
Policy Committee Chair Retainer	7,500	7,500
Annual Equity Grant*	130,000	130,000
*
The annual equity grant is deferred into a stock unit account pursuant to the 2011 Long-Term Incentive Stock Plan (the "2011 Plan") as described below. The Northrop Grumman Equity Grant Program for Non-Employee Directors sets forth the terms and conditions of the equity awards granted to non-employee directors under the 2011 Plan.

Retainer fees are paid on a quarterly basis at the end of each quarter. To encourage directors to have a direct and material investment in shares of our common stock, directors are awarded an annual equity grant of $130,000 in the form of deferred stock units ("Automatic Stock Units"). The units are paid out in the form of common stock at the conclusion of the director's Board service, or earlier, as specified by the director, after he or she has attained five years of service on the Board of Directors. Each director may also elect to defer payment of all or a portion of his or her annual cash retainer and other annual committee retainer fees into a deferred stock unit account ("Elective Stock Units"). The Elective Stock Units are paid at the conclusion of Board service or earlier as specified by the director, regardless of years of service. Deferral elections are made prior to the beginning of the year for which the retainer and fees will be paid. Directors are credited with dividend equivalents in connection with the accumulated stock units until the shares of common stock related to such stock units are issued.
Non-employee directors are eligible to participate in our Matching Gifts Program for Education. Under this program, the Foundation matches director contributions, up to $10,000 per year per director, to eligible educational programs in accordance with the program.
Stock Ownership Requirements and Anti-Hedging and Pledging Policy
Non-employee directors are required to own common stock of the Company in an amount equal to five times the annual cash retainer, with such ownership to be achieved within five years of the later of (i) May 18, 2011 or (ii) the director's election to the Board of Directors. Deferred stock units and Company stock owned outright by the director count towards this requirement.
Company policy prohibits members of the Board of Directors from engaging in hedging transactions with respect to any of their Company stock or pledging any of their Company stock. We believe this prohibition appropriately aligns the interest of our Board of Directors with those of our shareholders. None of the shares of Company common stock held by our directors are pledged or subject to any hedging transaction.
Security Arrangements for Certain Directors
We maintain a comprehensive security program. As a component of this program, we provide certain officers and directors with residential and/or travel protection that we consider necessary to address our security requirements. In selecting the level and form of protection, we and the Board of Directors consider both security risks faced by those in our industry in general and security risks specific to our Company and the individuals.
In 2010, we received specific information from Federal law enforcement officials that led us to conclude that there were threats to the Company and its principals. Based on that information and an ongoing dialogue with law enforcement officials, the Board of Directors has required that Mr. Bush, Mr. Coleman (who served as our Non-Executive Chairman when the threat was identified) and certain NEOs and elected officers receive varying levels of residential and travel protection. Mr. Coleman and Mr. Bush received additional protection based on the specific threat information. That level of protection was provided to Mr. Coleman through part of 2012, as he transitioned from the role of Non-Executive Chairman to Lead Independent Director and director. The security protection for Mr. Coleman in 2012 included housing him in a more secure residence and providing for his personal travel and travel required by his employer using Company-provided aircraft to ensure his security. As a result, the cost of providing security for Mr. Coleman during 2012 was higher than the cost of providing Mr. Bush's security.

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Since we require this protection under a comprehensive security program and it is not designed to provide a personal benefit (other than the intended security), we do not view these security arrangements as compensation to the individuals. We report these security arrangements as perquisites as required under applicable SEC rules. In addition, we would report them as taxable compensation to the individuals, if they were not excludable from income as working condition fringe benefits under Internal Revenue Code Section 132.
We regularly review the nature of the threat and associated vulnerabilities with law enforcement and security specialists and will continue to revise our security program as appropriate in response to those reviews, including the duration of security coverage required when individuals no longer serve in the roles associated with the threat information.
Director Compensation Table
The table below provides information on the compensation of our non-employee directors for the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($) (1)		Stock Awards ($) (2)	All Other Compensation ($) (3)		Total ($)
Lewis W. Coleman (4)	114,584	(5)	119,049	4,509,703	(6)	4,743,336
Victor H. Fazio	128,709		130,000	61,991	(7)(8)	320,700
Donald E. Felsinger	136,291	(9)	130,000	71,847	(8)	338,138
Stephen E. Frank	143,146		130,000	44,920	(8)	318,066
Bruce S. Gordon	119,718		130,000	42,760	(8)	292,478
Madeleine A. Kleiner	125,000		130,000	43,196	(7)(8)	298,196
Karl J. Krapek	121,291		130,000	52,453	(7)(8)	303,744
Richard B. Myers	117,782		130,000	53,553	(7)(8)	301,335
Aulana L. Peters	125,000		130,000	59,893	(7)(8)	314,893
Gary Roughead (10)	109,203		113,571	3,665	(8)	226,439
Thomas M. Schoewe	125,000		130,000	53,157	(8)	308,157
Kevin W. Sharer	124,437		130,000	65,697	(8)	320,134
(1)
Amounts shown in the "Fees Earned or Paid in Cash" column reflect the annual retainer paid to each director, including any applicable annual committee and committee chair retainers and any applicable Lead Independent Director or Chairperson retainers. As described above, a director may elect to defer all or a portion of his or her annual retainer into a stock unit account. Amounts deferred as Elective Stock Units are reflected in this column.

(2)
Represents the target value of Automatic Stock Units awarded to each of our non-employee directors in 2012 under the 2011 Plan. The amount reported in this column for each director reflects the aggregate fair value on the date of grant, as determined under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation, of the stock units for each director, excluding any assumed forfeitures.
Assumptions used to calculate these amounts are included in Note 14 of our consolidated financial statements included in our 2012 Form 10-K.

(3)
Amounts reflected in the "All Other Compensation" column include the dollar value of additional stock units credited to each non-employee director as a result of dividend equivalents earned on their respective stock units as follows: Mr. Coleman, $80,191; Mr. Fazio, $40,011; Mr. Felsinger, $45,018; Mr. Frank, $30,963; Mr. Gordon, $18,884; Ms. Kleiner, $18,884; Mr. Krapek, $32,796; General Myers, $28,902; Ms. Peters, $32,942; Admiral Roughead, $1,270; Mr. Schoewe, $3,424; and Mr. Sharer, $65,629.
Amounts shown also include perquisites and other personal benefits provided to certain of the directors in 2012 for use of Company aircraft for personal travel, including travel and incidental expenses for family members accompanying the director while on travel, security and matching contributions made through our Matching Gifts Program for Education discussed above. The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any director, except for (i) the residential and personal security provided to Mr. Coleman described in footnote 6 below, (ii) Mr. Felsinger's personal and spousal travel on Company aircraft ($26,036), and (iii) Mr. Schoewe's personal and spousal travel on Company aircraft ($49,068).

(4)	Mr. Coleman resigned from the Board of Directors and its committees on November 30, 2012.
(5)	Includes $9,272 retainer for service as the Lead Independent Director from January 1, 2012 to May 14, 2012.
(6)
Amounts include expenses for residential and personal security required for Mr. Coleman under the Company's comprehensive security program. We calculate the cost of travel security coverage based on the hourly rates and overhead fees charged directly to the Company by the firms providing security personnel. If Company security personnel were used, their hourly rates were used to calculate the cost of coverage. During 2012, the Company incurred $4,429,512 in costs related to security protection related to Mr. Coleman. These costs include $1,770,486 attributable to personal and family member travel on Company aircraft consistent with our security program discussed above which required that Mr. Coleman travel on the Company aircraft, and $421,114 attributable to tax gross-ups as follows: $207,929 tax gross-up for temporary secure housing and $213,185 tax gross-up for costs related to security protection.

(7)
Amounts include matching contributions made through our Matching Gifts Program for Education discussed above as follows: Mr. Fazio, $7,500; Ms. Kleiner, $10,000; Mr. Krapek, $5,000; General Myers, $10,000; and Ms. Peters, $10,000.

(8)
Includes spousal travel on Company aircraft. To calculate the value of personal use of Company aircraft, we calculate the incremental cost of each element, which includes trip-related crew hotels and meals, in-flight food and beverages, landing and ground handling fees, hourly maintenance contract costs, hangar or aircraft parking costs, fuel costs based on the average annual cost of fuel per mile flown and other smaller variable costs. Fixed costs that would be incurred in any event to operate Company aircraft (e.g., aircraft purchase costs, maintenance not related to personal trips and flight crew salaries) are not included.

(9)	Includes $15,728 retainer for service as the Lead Independent Director from May 15, 2012 to December 31, 2012.
(10)	Admiral Roughead was elected to the Board of Directors on February 14, 2012. Amounts shown reflect the prorated amounts of Admiral Roughead's retainer fees and equity grant for 2012.

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COMPENSATION OF DIRECTORS

Deferred Stock Units
As of December 31, 2012, the non-employee directors had the following aggregate number of deferred stock units accumulated in their deferral accounts for all years of service as a director, including additional stock units credited as a result of dividend equivalents earned on the stock units.

Name	Automatic Stock Units	Elective Stock Units	Total
Victor H. Fazio	12,105	8,283	20,388
Donald E. Felsinger	13,206	10,681	23,887
Stephen E. Frank	15,198	0	15,198
Bruce S. Gordon	10,186	0	10,186
Madeleine A. Kleiner	10,186	0	10,186
Karl J. Krapek	10,186	8,477	18,663
Richard B. Myers	14,940	0	14,940
Aulana L. Peters	14,601	2,229	16,830
Gary Roughead	1,762	0	1,762
Thomas M. Schoewe	2,847	0	2,847
Kevin W. Sharer	16,732	16,816	33,548
Prior Non-Employee Directors Equity Plans
The 1995 Stock Plan for Non-Employee Directors (the "1995 Directors Plan") provided for the annual grant of nonqualified stock options to each non-employee director to purchase shares of common stock with an exercise price equal to the fair market value of a share of common stock on the grant date. Since June 2005, no new grants have been issued pursuant to the 1995 Directors Plan. Awards subsequent to 2005 have been issued pursuant to the 1993 Directors Plan, and the 2011 Plan. All stock options currently outstanding under the 1995 Directors Plan have a term of ten years from the date of grant. If the individual ceases to serve as a director, the stock options continue to be exercisable for the lesser of five years or the expiration of the original term of the stock options. If the termination of the individual's service is for cause, the stock options terminate and are automatically forfeited when the director ceases to serve.
Each non-employee director had the following aggregate number of shares of common stock underlying outstanding option awards that are exercisable as of December 31, 2012:

Name	# Shares Underlying Outstanding Option Awards
Victor H. Fazio	3,281
Donald E. Felsinger	0
Stephen E. Frank	0
Bruce S. Gordon	0
Madeleine A. Kleiner	0
Karl J. Krapek	0
Richard B. Myers	0
Aulana L. Peters	3,281
Gary Roughead	0
Thomas M. Schoewe	0
Kevin W. Sharer	6,562
Director Equity Plan
Under the Northrop Grumman Non-Employee Directors Equity Participation Plan (the "Director Equity Plan"), non-employee directors had an amount equal to 50% of their annual retainer credited to an equity participation account and converted into stock units based on the then fair market value (as defined in the Director Equity Plan) of our common stock. Because no new participants have been added to the Director Equity Plan since May 31, 2005, only Ms. Peters and Messrs. Fazio and Sharer participate in this plan. Stock units award to Ms. Peters and Messrs. Fazio and Sharer pursuant to the Director Equity Plan are included in the Deferred Stock Units table above. Generally, if a participating non-employee director terminates service on the Board of Directors after completion of at least three consecutive years of service or retires from the Board of Directors as a result of a total disability or a debilitating illness as defined in the Director Equity Plan, the participant will be entitled to receive the full balance of the participant's equity participant account in annual installments. If a participant terminates service on the Board of Directors prior to completing three consecutive years of service and the termination occurs because he or she has attained age 70 prior to the annual meeting of

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COMPENSATION OF DIRECTORS

shareholders, the participant will be entitled to a partial amount of his or her equity participation account. Upon a change in control of the Company, as defined in the Director Equity Plan, non-employee directors will immediately be entitled to receive the full balance of their equity participation account under the Director Equity Plan regardless of the number of years of consecutive service, although payments of their benefits will not commence until the termination of his or her service. No new annual accruals have been credited to the Director Equity Plan; however, the directors participating in the Director Equity Plan do receive quarterly dividend accruals on the balances held in their respective equity participation accounts.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 21

TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS

Related Person Transaction Policy
The Board of Directors has approved a written policy and procedures for the review, approval and ratification of transactions among our Company and our directors, executive officers and related persons. A copy of the policy is available on the Investor Relations section of our website (www.northropgrumman.com). The policy requires that all related person transactions be reviewed and approved or ratified, as applicable, by the Governance Committee. The Governance Committee may approve or ratify related person transactions at its discretion if the transaction is deemed fair and reasonable to the Company.
The policy defines a related person transaction as any transaction in which the Company was, is or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has or is expected to have a direct or indirect material interest. A "related person" includes:

▪	any of our directors or executive officers;

▪	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

▪	an immediate family member of any such person; and

▪	any firm, corporation, or other entity controlled by any such person.
The Corporate Secretary may determine that a transaction in an amount less than $120,000 should nonetheless be deemed a related person transaction. If this occurs, the transaction would also be required to be submitted to the Governance Committee for review and approval or ratification.
The policy requires each director and executive officer to complete an annual questionnaire to identify his or her related interests and persons and to notify the Corporate Secretary of any changes to that information.
If the Governance Committee does not recommend ratification of a related person transaction or the Board of Directors does not ratify a related person transaction that is pending or ongoing, the Governance Committee will refer the transaction to management for amendment or termination and determine whether other action is appropriate.
Certain Relationships and Related Person Transactions
In 2012, none of our directors or executive officers was a participant in or had a relationship regarded as a related person transaction, as considered under our corporate written policy and applicable regulations of the SEC and the NYSE listing standards.

Compensation Committee Interlocks and Insider Participation
During 2012, Messrs. Coleman, Felsinger, Gordon, Krapek, Myers and Sharer served as members of the Compensation Committee. During 2012, no member of the Compensation Committee had a relationship with the Company or any of our subsidiaries, other than as directors and shareholders, and no member has ever been an officer or employee of the Company or any of our subsidiaries, a participant in a related person transaction or an executive officer of another entity, where one of our executive officers serves on the board of directors that would constitute a related party transaction or raise concerns of a compensation committee interlock.
Certain Indemnification Agreements
Our Bylaws generally require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. Additionally, as permitted by Delaware law, we have entered into indemnification agreements with each of our directors and elected officers. Under the indemnification agreements, we have agreed to hold harmless and indemnify each indemnitee, generally to the fullest extent permitted by Delaware law, against expenses, liabilities and loss incurred in connection with threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which the indemnitee is made a party by reason of the fact that the indemnitee is or was a director or officer of the Company or any other entity at our request, provided however, that the indemnitee acted in good faith and in a manner reasonably believed to be in the best interests of our Company.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.
Based on our review of Forms 3, 4 and 5 we have received or have filed on behalf of our executive officers and directors, and of written representation from those persons that they were not required to file a Form 5, we identified one Form 3 filing for David Perry, appointed in 2012 as our Corporate Vice President and Chief Global Business Development Officer, that, due to an administrative error, omitted certain ownership holdings held by him at the time of filing. This ownership holding was subsequently reflected on an amended Form 3 filing for Mr. Perry. We believe that all other filings were made on a timely basis during the year ended December 31, 2012.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 23

VOTING SECURITIES AND PRINCIPAL HOLDERS

Stock Ownership of Certain Beneficial Owners
As of December 31, 2012, there were 239,209,812 shares of our common stock outstanding. The following entities beneficially owned, to our knowledge, more than five percent of the outstanding common stock as of December 31, 2012:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class
State Street Corporation	26,428,624	(1)	11%
One Lincoln Street, Boston, MA 02111
Capital World Investors	13,314,223	(2)	6%
333 South Hope Street, Los Angeles, CA 90071
BlackRock, Inc.	20,469,117	(3)	9%
40 East 52nd Street, New York, NY 10022

(1)
This information was provided by State Street Corporation ("State Street") in a Schedule 13G filed with the SEC on February 12, 2013. According to State Street, as of December 31, 2012, State Street had shared voting power over 26,428,624 shares and shared dispositive power over 26,428,624 shares. This total includes 15,633,646 shares held in the Defined Contributions Master Trust for the Northrop Grumman Savings Plan and the Northrop Grumman Financial Security and Savings Program, for which State Street Bank and Trust Company acts as trustee and investment manager.

(2)
This information was provided by Capital World Investors, a division of Capital Research and Management Company ("Capital World"), in a Schedule 13G/A filed with the SEC on February 13, 2013. According to Capital World, as of December 31, 2012, Capital World had sole voting and dispositive power over 13,314,223 shares.

(3)
This information was provided by BlackRock, Inc. ("BlackRock") in a Schedule 13G/A filed with the SEC on February 1, 2013. According to BlackRock, as of December 31, 2012, BlackRock had sole voting and dispositive power over 20,469,117 shares.

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VOTING SECURITIES AND PRINCIPAL HOLDERS

Stock Ownership of Officers and Directors
The following table shows beneficial ownership of our common stock as of March 19, 2013 by each director nominee, the Named Executive Officers and all directors and executive officers as a group. As of March 19, 2013, there were 235,473,173 shares of our common stock outstanding.

None of the persons named below beneficially owns in excess of 1% of our outstanding common stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares owned by such person.

	Shares of Common Stock Beneficially Owned		Share Equivalents (1)	Shares Subject To Option (2)	Total
Non-Employee Directors
Victor H. Fazio	14,724	(3)	16,975	3,281	34,980
Donald E. Felsinger	4,640	(4)	23,887	0	28,527
Stephen E. Frank	1,000		15,918	0	16,918
Bruce S. Gordon	0		10,186	0	10,186
Madeleine A. Kleiner	0		10,186	0	10,186
Karl J. Krapek	0		18,663	0	18,663
Richard B. Myers	0		14,940	0	14,940
Aulana L. Peters	9,572	(5)	12,563	3,281	25,416
Gary Roughead	0		1,762	0	1,762
Thomas M. Schoewe	3,160		2,847	0	6,007
Kevin W. Sharer	2,995		33,548	6,562	43,105
Named Executive Officers
Wesley G. Bush (6)	443,585	(7)	5,068	732,082	1,180,735
James F. Palmer	144,928		0	371,327	516,255
Gary W. Ervin (8)	28,854		0	267,327	296,181
James F. Pitts (8)	2,829		0	521,024	523,853
Linda A. Mills	70,415	(9)	12,180	317,937	400,532
Other Executive Officers	156,657		9,799	388,209	554,665
All Directors and Executive Officers as a Group (27 persons)	883,359		188,522	2,611,030	3,682,911	(10)

(1)
Share equivalents for directors represent non-voting deferred stock units acquired under the 2011 Plan and the 1993 Directors Plan, some of which are paid out in shares of common stock at the conclusion of a director-specified deferral period, and others are paid out upon termination of the director's service on the Board of Directors. Certain of the NEOs hold share equivalents with pass-through voting rights in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program.

(2)	These shares subject to option are either currently exercisable or exercisable within 60 days of March 19, 2013.

(3)	Includes 846 shares held in our Dividend Reinvestment Plan.

(4)
Includes 770 shares each held in the Courtney Strickland and Stephanie Strickland trust, respectively, for which Mr. Felsinger's wife serves as trustee and 1,550 shares each held in the Gregory Felsinger and Michael Felsinger trust, respectively, for which Mr. Felsinger serves as trustee.

(5)	Includes 3,238 shares held in the Peters Family Trust of which Ms. Peters is the trustee.

(6)	Mr. Bush is also Chairman of the Board of Directors.

(7)
Includes the following shares: 323,585 shares are held in the W.G. and N.F. Bush Family Trust and 40,000 shares are held in each of the Bush Trust No 1 2012 Irrevocable Trust, the Bush Trust No 2 2012 Irrevocable Trust and the Bush Trust No 3 2012 Irrevocable Trust. Mr. Bush and his wife are trustees of each of the trusts.

(8)	Messrs. Ervin and Pitt ceased serving as executive officers effective December 31, 2012. Ownership information provided is as of December 31, 2012.

(9)	Includes 43,871 shares held in the Linda Anne Mills Living Trust.

(10)	Total represents 1.56% of the outstanding common stock as of March 19, 2013.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 25

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

We currently maintain four equity compensation plans: the 2011 Plan, the 2001 Long-Term Incentive Stock Plan (the "2001 Plan"), the 1995 Directors Plan and the 1993 Directors Plan. Each of these plans has been approved by our shareholders. The following table sets forth, for each of our equity compensation plans, the number of shares of our common stock subject to outstanding stock options, the weighted-average exercise price of the outstanding stock options and the number of shares remaining available for future award grants as of December 31, 2012.

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options and payout of outstanding awards (1)	Weighted-average exercise price of outstanding options (2) ($)	Number of shares of common stock remaining available for future issuance under equity compensation plan (excluding shares reflected in the first column) (3)
Equity compensation plans approved by shareholders	15,620,902	58	36,801,359
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	15,620,902	58	36,801,359	(4)

(1)
Of these shares, 19,686 were subject to stock options then outstanding under the 1995 Directors Plan, 44,242 were subject to stock options then outstanding under the 2011 Plan and 6,207,436 were subject to stock options then outstanding under the 2001 Plan. In addition, this number includes 1,959,688 shares that were subject to outstanding stock awards granted under the 2011 Plan, 1,518,027 shares that were subject to outstanding stock awards granted under the 2001 Plan, and reflects 3,372,437 awards earned at year end but pending distribution subject to final performance adjustments, and 169,155 shares subject to outstanding stock units credited under the 1993 Directors Plan. Additional performance shares of 2,330,231 reflect the number of shares deliverable under payment of outstanding restricted performance stock rights, assuming maximum performance criteria have been achieved. Included in this number are 1,223,619 stock options that were out-of-the-money as of December 31, 2012.

(2)
This number reflects the weighted-average exercise price of outstanding stock options and has been calculated exclusive of outstanding restricted performance stock right and restricted stock right awards and exclusive of stock units credited under the 2011 Plan and the 1993 Directors Plan.

(3)
Of the aggregate number of shares that remained available for future issuance, 36,801,359 were available under the 2011 Plan as of December 31, 2012. No new awards may be granted under the 1993 Directors Plan or the 2001 Plan.

(4)	After giving effect to our February 2013 awards, the number of shares of common stock remaining for future issuance would be 27,760,469 (assuming maximum payout of such awards).

26 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this Proxy Statement. The Board has approved that recommendation.
COMPENSATION COMMITTEE
KEVIN W. SHARER, CHAIRMAN
DONALD E. FELSINGER
BRUCE S. GORDON
KARL J. KRAPEK
RICHARD B. MYERS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 27

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we provide an overview of our executive compensation programs and the underlying philosophy used to develop the programs. This section details the material components of our executive compensation programs for our 2012 "Named Executive Officers" or "NEOs" listed below and explains how and why the Compensation Committee of our Board (the "Compensation Committee") arrived at certain specific compensation policies and decisions involving the NEOs. On the following pages, the Executive Summary of the Compensation Discussion & Analysis ("CD&A") provides a brief overview of our business and 2012 performance and summarizes our executive compensation programs. We have included this summary to assist you in reviewing the 2012 compensation earned by our NEOs. The 2012 compensation of our NEOs is provided in the Summary Compensation Table and other compensation tables contained in this Proxy Statement.

2012 Named Executive Officers
Name	Position
Wesley G. Bush	Chairman of the Board, Chief Executive Officer & President
James F. Palmer	Corporate Vice President & Chief Financial Officer
Gary W. Ervin	Corporate Vice President & President, Aerospace Systems
James F. Pitts	Corporate Vice President & President, Electronic Systems
Linda A. Mills	Corporate Vice President & President, Information Systems

SHAREHOLDER ENGAGEMENT

We welcome feedback from our shareholders regarding our executive compensation programs. Shareholders desiring to communicate with the Board or Compensation Committee may do so as described under "Communications with the Board of Directors" in this Proxy Statement.

28 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Our Business
Northrop Grumman is a leading global security company providing innovative systems, products and solutions in unmanned systems; cybersecurity; C4ISR; and logistics and modernization to government and commercial customers worldwide. Our primary customer is the U.S. Government. For more information regarding our business, see "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our 2012 Form 10-K.
2012 Highlights
Performance, effective cash deployment and portfolio alignment are important drivers of value creation for our shareholders, customers and employees.
Performance Highlights: Earnings per share from continuing operations increased 5% to $7.81 from $7.41 and reflects improved operating performance and effective cash deployment, which more than offset lower sales and lower net FAS/CAS pension income in 2012. Our businesses improved segment operating income as a percentage of sales to 12.6% from 11.6%. We also generated strong cash from operations and free cash flow in 2012. Cash provided by operations before our discretionary after-tax pension contributions totaled approximately $2.8 billion, and free cash flow before discretionary after-tax pension contributions ("FCF") totaled $2.5 billion. In addition, our performance improved against all three of the financial metrics used to determine our annual incentive award. New business awards grew to $26.5 billion, pension-adjusted operating margin rate expanded 100 basis points to 11.9% and FCF conversion improved to 126%. For the long-term incentive award, our TSR score over the three-year measurement period was top quartile as measured against the Performance Peer Group and above median as measured against the S&P industrials.

Free Cash Flow Conversion
2,500
2,000
1,500
1,000
130%
125%
120%
115%
2,502
2,503
1,978
2,086
126%
120%
2012
2011
Net Income
Free Cash Flow*
FCF vs Net Income Conversion

Cash Deployment Highlights: Our strong cash generation allowed us to repurchase 20.9 million shares for $1.3 billion, which reduced our weighted average outstanding shares by 10% and contributed to the growth in our earnings per share. We also raised our quarterly dividend 10% to an annualized rate of $2.20 per share, our ninth consecutive annual dividend increase. Cash returned to shareholders through dividends and share repurchases totaled more than $1.8 billion, or 80% of reported FCF in 2012.
Portfolio Highlights: We continued to refine our portfolio by divesting or de-emphasizing certain non-core and underperforming businesses and selectively making acquisitions that enhance our capabilities or market position. These actions improved our financial performance and reinforced our position as a leading global security company providing innovative systems, products and solutions in unmanned systems, cybersecurity, C4ISR and logistics and modernization to government and commercial customers worldwide.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 29

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Summary of Our Executive Compensation Programs
The elements of our executive compensation provide an attractive, flexible and market-based total compensation program tied to long-term relative performance and aligned with the interests of our shareholders. The following table summarizes key elements of our executive compensation programs for our NEOs.

Compensation Component	Key Characteristics	Purpose
Base Salary	Fixed compensation component; reviewed annually and adjusted if and when appropriate.	Compensate an executive officer fairly for the responsibility level of the position and competitively within our industry.
Annual Incentive
Variable compensation component.

Performance-based award determined by annual corporate performance against objectives established based on the performance of our peer group and other objectives established by the Board. Payout range is from 0% of target to a maximum of 200%.

Financial metrics weighted as follows: New Business Awards (20%), subject to a negative backlog score adjustment, Pension-Adjusted Operating Margin Rate (40%), subject to a risk adjustment factor, and Free Cash Flow Conversion (40%).

Actual cash bonus earned is determined by our financial performance of the company, subject to a downward adjustment if the aggregate performance targets for the six non-financial metrics are not achieved. The non-financial metrics, with empirical values, are aligned to our stakeholders (Customer Satisfaction, Quality, Environmental Sustainability, Diversity, Employee Engagement and Safety). Each metric is designed to drive improvement over time.

Motivate and reward executive officers for achieving annual business objectives that drive overall performance.
Long-Term Incentive
Variable compensation component, generally granted annually.

70% of the annual long-term incentive ("LTI") grant to our NEOs is Restricted Performance Stock Rights ("RPSRs") and 30% is Restricted Stock Rights ("RSRs"). The actual number of RPSR shares earned is determined based on relative total shareholder return ("TSR"). RSRs have a three-year cliff vesting period. For 2012, no stock options were granted.

The relative TSR metric compares our share performance over a three-year period to the performance of the Performance Peer Group (as defined below) and the S&P Industrials.

Beginning with the 2012 grant, the payout range of RPSR grants is 0% to 150% of the original award granted, and the payout for a three-year performance period is capped at 100% of shares granted if absolute TSR performance over the performance period is negative, even if our performance relative to the other industry benchmarks would have resulted in a higher score. For the 2012 grant, dividends will accrue on both RPSR and RSR awards earned to be paid upon award payout.

Double-trigger accelerated vesting provision upon a change in control.

Motivate and reward executive officers to achieve our business objectives. Ties incentives to the long-term performance of our stock and reinforces the link between the interests of our executive officers and our shareholders. Serves as key retention vehicle for executive officers.

Holding Requirement	NEOs are required to hold, for a period of three years, 50% of their net shares (after-tax) earned from RPSR and RSR grants and stock options granted in 2010 or subsequent years.	Further align management and shareholder interests and emphasize the importance of sustainable performance and appropriate risk-management behaviors.

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Compensation Component	Key Characteristics	Purpose
Stock Ownership Requirement	NEOs are required to own a multiple of their salary in Company stock (CEO - 7x, all other NEOs - 3x).	Align management and shareholder interests.
Hedging and Pledging of Company Stock	Company policy prohibits executive officers from engaging in hedging transactions with respect to Company stock or pledging Company stock.	Align management and shareholder interests.
Health and Welfare and Retirement Plans	Fixed compensation component.	Provide benefits that promote employee health, productivity and retention.
Perquisites and Other Benefits	Fixed compensation component.	Provide a business-related benefit to our Company and assist in attracting and retaining executive officers.
Severance Benefits	Fixed compensation component. Benefit for NEOs (other than the CEO) is 1.5x base salary and payout of the target annual bonus. The CEO is not covered under our severance plans or policies.	Provide temporary income replacement following an executive officer's involuntary termination of employment.
Change in Control	Individual change in control agreements and change in control severance plans were terminated in 2010.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 31

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

COMPENSATION PHILOSOPHY AND OBJECTIVES
We provide an attractive, flexible and market-based total compensation program tied to performance and aligned with the interests of our shareholders. Our objective is to recruit and retain the caliber of executives and other key employees capable of achieving top performance and generating value for our shareholders, customers and other stakeholders.
The Compensation Committee oversees our executive compensation and benefit programs. The Compensation Committee is guided by the following principles:

▪
Pay for Performance: Our compensation structure is based on peer-benchmarked performance metrics for our incentive plans, designed to drive superior results relative to our defense industry peers. Compensation levels are variable based on performance compared to established goals. The variable compensation structure rewards superior performance, penalizes below-average performance and has a relatively flat reward for average performance. Our goal is to achieve and reward top quartile performance.

▪
Benchmarking: We evaluate our compensation programs and financial objectives on an annual basis and modify them in accordance with industry and business conditions. When defining key operational (annual) and strategic (long-term) performance metrics, we seek to outperform our peers (a group of nine aerospace and defense companies we refer to as the "Performance Peer Group"). The Performance Peer Group includes companies that we believe most accurately reflect our business; however, some in our industry cannot be utilized for compensation benchmarking because comparable compensation data is not available for foreign exchange-registered companies. The Compensation Committee analyzes the broader market for executive compensation using a "Target Industry Peer Group" that includes the U.S.-based companies in the Performance Peer Group as well as additional companies based on a peer-of-peers analysis. The Compensation Committee also considers general industry data on Fortune 50 to Fortune 150 companies for an understanding of current executive compensation practices.

▪
Ensure Leadership Retention and Succession: Compensation is designed to be competitive within our industry and retentive for key individuals who contribute to the achievement of our business goals. Our programs are designed to motivate and reward NEOs for delivering operational and strategic performance and maximizing shareholder returns, while continuing to uphold our values.

▪
Align Pay Programs with Shareholder Interests: The Compensation Committee supports a compensation structure that places an appropriate level of compensation at risk, based on our financial and non-financial performance measures and relative TSR. The annual compensation incentive award is determined by our financial performance and is subject to a downward only adjustment for performance against non-financial goals. For NEOs, the value of LTI RPSR compensation is determined by relative TSR performance. Achievement of both annual incentive goals and increased shareholder value will result in individual awards commensurate with results; however, failure to deliver shareholder value will negatively affect compensation for all NEOs. Stock ownership guidelines and holding requirements for equity awards further align executive and shareholder interests.

▪
Ensure Sustained Performance: Our annual incentive plan includes both financial and non-financial metrics to ensure that we are building a strong foundation for growth and sustainable customer relationships. We expect all employees to adhere to the Company's values and execute annual plans while improving quality, customer satisfaction, employee engagement, diversity, safety and environmental performance.

▪
Risk Management: The Board of Directors evaluates the Company's risk profile on an ongoing basis to mitigate concerns of executives being overly incentivized to achieve near-term stock price growth. In addition to using long-term incentive awards as a significant portion of annual total direct compensation ("TDC"), design features such as overlapping three-year cliff-vested grants, three-year holding periods and ownership guidelines are designed to align management's long-term interests and mitigate risks. Both the Compensation Committee and its independent compensation consultant evaluate the mix of at-risk compensation linked to stock appreciation.

We aspire to lead our industry in sustainable performance with strong, enduring values. Our incentive plans utilize peer-based metrics for both the annual and long-term incentive plans. For each plan, we have selected metrics that drive shareholder value and measure our performance against our competitors.
HOW WE MAKE COMPENSATION DECISIONS
Role of Compensation Committee
The Compensation Committee is responsible for overseeing our compensation policies and programs and our incentive and equity compensation plans and approving all payments or grants under these plans for elected officers (other than the CEO). The Compensation Committee recommends the compensation for our CEO to the independent directors of the Board for approval and approves the compensation for the other NEOs. Among its duties, the Compensation Committee also:

▪	reviews market data and other input from its independent compensation consultant;

▪	reviews and approves incentive goals and objectives relevant to elected officer compensation. For the CEO, the goals and objectives are set by the independent directors;

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COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

▪	evaluates and approves executive benefit programs and perquisites; and

▪	evaluates the competitiveness of each elected officer's total compensation package.
For more information regarding the duties and responsibilities of the Compensation Committee and the composition of the Compensation Committee, see "Corporate Governance – Committees of the Board of Directors – Compensation Committee." The Compensation Committee's charter can be found on the Investor Relations section of our website (www.northropgrumman.com).
Role of Independent Compensation Consultant
The Compensation Committee retains an independent compensation consultant, Frederic W. Cook & Co. (the "Compensation Consultant"). The Compensation Consultant reports directly to the Compensation Committee, and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time. A representative of the Compensation Consultant regularly attends meetings of the Compensation Committee and communicates with the Compensation Committee Chairperson between meetings; however, the Compensation Committee and the independent directors of the Board of Directors make final decisions on the compensation actions for the NEOs. The Compensation Consultant regularly meets in executive session with the Compensation Committee. Other than the fees paid to the Compensation Consultant pursuant to its engagement by the Compensation Committee for its advice on executive and director compensation, the Compensation Consultant does not receive any fees or income from the Company, except for $6,900 received for our purchase of industry compensation surveys from the Compensation Consultant.
The Compensation Consultant's role is to provide an independent review of market data and to advise the Compensation Committee on the levels and structure of our executive compensation policies and procedures including compensation matters for NEOs. The Compensation Consultant utilizes aerospace and defense industry market data supplied by Aon Hewitt and conducts an independent review of publicly available data.
The specific roles of the Compensation Consultant include:

▪	review our total compensation philosophy, peer groups and target competitive positioning for reasonableness and appropriateness;

▪	identify and advise the Compensation Committee on market trends and practices;

▪
provide proactive advice to the Compensation Committee on best practices for Board governance of executive compensation, as well as any areas of concern or risk that may exist or be anticipated in the design of our executive compensation programs; and

▪	serve as a resource to the Compensation Committee Chairperson on setting agenda items for Compensation Committee meetings and undertaking special projects.
In February 2013, the Compensation Committee determined that there were no relationships between the Compensation Consultant and the Company or any of the Company's directors or executive officers that raise a conflict of interest.
Role of Management
Our CEO makes compensation-related recommendations for elected officers to the Compensation Committee for its review and approval based on the CEO's review of each officer's compensation relative to market and the overall framework, philosophy and objectives for our executive compensation programs set by the Compensation Committee. The CEO does not make any compensation recommendations for himself to the Compensation Committee.
The recommendations for elected officers are based on an assessment of each executive's performance, skills and industry knowledge, as well as succession and potential retention risks. The Chief Human Resources Officer regularly provides tally sheets to the Compensation Committee that summarize the total compensation and benefits for each NEO. These tally sheets are provided to the Compensation Committee to ensure that compensation decisions are made within our total compensation framework. The value of nonqualified deferred compensation, outstanding equity awards, health and welfare benefits, pension benefits and perquisites also is included.
Management also provides recommendations to the Compensation Committee regarding executive incentive and benefit plan designs and strategies. These recommendations include financial and non-financial operational goals and criteria for our annual and long-term incentive plans.
Use of Competitive Data
The Compensation Committee uses a Performance Peer Group, consisting of nine competitor companies in the aerospace and defense market in the U.S. and Europe, to set annual performance targets and evaluate performance for the purpose of award payments under our incentive plan. In addition, the Compensation Committee uses a Target Industry Peer Group, comprised of 14 companies, to benchmark executive compensation levels and practices.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 33

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

Performance Peer Group
The Compensation Committee uses a Performance Peer Group, using metrics based on peer performance, for purposes of administering our annual and long-term incentive plans. For 2012, the Performance Peer Group consisted of the following companies:

PERFORMANCE PEER GROUP
BAE Systems	Finmeccanica	Lockheed Martin Corporation
The Boeing Company	General Dynamics Corporation	Raytheon Company
EADS	L-3 Communications Holdings, Inc.	SAIC, Inc.
Target Industry Peer Group to Benchmark Executive Compensation Practices
The Target Industry Peer Group is comprised of 14 companies, including the six in the Performance Peer Group that are SEC registrants (Boeing, General Dynamics, L-3 Communications, Lockheed Martin, Raytheon and SAIC). To identify companies in addition to the six aerospace and defense peers for compensation benchmarking purposes, the Compensation Consultant employed a methodology that considered a company a peer if they met the following criteria:

▪	the company was identified as a peer by at least three of the six aerospace and defense peers;

▪	the company participates in the annual Aon Hewitt executive compensation study; and

▪	revenues and market capitalization of the company were approximately 1/3 to three times that of Northrop Grumman.
While the Target Industry Peer Group is reviewed annually by the Committee's Compensation Consultant, our goal is to keep it as consistent as possible on a year-over-year basis. The Target Industry Peer Group used for compensation decisions in 2012 was the same as the 2011 peer group. The companies that comprise the Target Industry Peer Group are listed in the table below:

2012 TARGET INDUSTRY PEER GROUP
3M Company	ITT Corp.
The Boeing Company	Johnson Controls, Inc.
Caterpillar, Inc.	L-3 Communications Holdings, Inc.
Emerson Electric Company	Lockheed Martin Corp.
General Dynamics Corporation	Raytheon Company
Goodrich, Corp.	SAIC, Inc.
Honeywell International, Inc.	United Technologies Corp.
It is the Company's pay philosophy to benchmark base salary and target variable pay elements for the CEO to levels approximating the revenue size-adjusted median of the Target Industry Peer Group for target performance. The CEO's base salary is slightly above median and his target annual incentive is slightly below median, resulting in target total cash compensation around the median of the Target Industry Peer Group. The CEO's long-term incentive grant in 2012 was below median, resulting in target total direct compensation below median. The CEO's actual compensation may differ from this market median based on the Company's actual performance. In determining the base salary and target variable pay elements for the other NEOs, the Compensation Committee does not set any specific benchmark relative to the Target Industry Peer Group; rather, the Compensation Committee considers several factors in determining their compensation, including executive compensation levels and practices of the Target Industry Peer Group, NEO individual experience, growth in job as demonstrated through sustained performance, leadership impact, retention risk and pay relative to the CEO. Actual annual incentive awards and long-term incentive award opportunities reflect these factors, as well as Company and business performance.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Selection of Performance Criteria
As discussed earlier, for purposes of measuring performance we use the Performance Peer Group to establish key financial goals benchmarked against our industry.
Our objective in selecting performance goals for the annual incentive plan and long-term incentive plan is to establish metrics that enhance shareholder value while complementing one another in support of strong Company performance over the longer term.
For the annual incentive plan, we use a mix of financial and non-financial metrics to measure our performance. The following financial metrics were selected for 2012:

▪
New Business Awards: focuses the Company on maintaining optimal market share and represents the total new program/contract authorizations awarded to the Company during the year. Recognizing the importance of keeping current programs sold, new business awards are subject to a negative backlog score adjustment for substantial program terminations.

▪
Pension-Adjusted Operating Margin Rate: establishes high performance expectations for the Company and is calculated as OM rate (OM divided by sales) adjusted for net FAS/CAS pension income or expense. The net FAS/CAS pension adjustment is the difference between pension expense determined in accordance with GAAP under Financial Accounting Standards ("FAS") and pension expense allocated to the business segments under U.S. Government Cost Accounting Standards ("CAS"). The Compensation Committee may increase the OM rate score by a maximum of five percentage points if the actual Pension-Adjusted OM rate is equal to or above target and minimal charges were recorded, or it can decrease the score by up to five percentage points if significant charges were recorded and the target Pension-Adjusted OM rate was not achieved.

▪
Free Cash Flow Conversion: focuses on the quality of net earnings and is calculated as free cash flow from continuing operations before the after-tax impact of discretionary pension contributions divided by net income from continuing operations.

In addition to the financial goals, non-financial goals have been established to align our objectives with customers, shareholders and employees. Performance against non-financial metrics can only result in downward adjustment to the financial metric score. The following non-financial metrics were selected:

▪	Customer Satisfaction: measured in terms of customer feedback, including customer-generated performance scores, award fees and verbal and written feedback.

▪
Quality: measured using program-specific objectives within each of our sectors, including defect rates, process quality, supplier quality, planning quality and other appropriate criteria for program type and phase.

▪	Engagement: measured in terms of progress (as reported by employees in a company-wide engagement survey) against engagement action plans and maintaining or improving the overall engagement score.

▪	Diversity: measured in terms of improving representation of females and People of Color in mid-level and senior-level management positions with respect to peer and broader industry benchmarks.

▪	Safety: measured by Total Case Rate, defined as the number of Occupational Safety & Health Administration recordable injuries as well as by Lost Work Day Rate associated with those injuries.

▪	Environmental Sustainability: measured in terms of the reduction, in metric tons, of greenhouse gases emissions and solid waste and water.
To further enhance shareholder value over time, the Long-Term Incentive Stock Plan for our NEOs utilizes a relative TSR metric measured against the Performance Peer Group and the S&P Industrials. TSR measures cumulative stock price appreciation with reinvestment of dividends over a three-year period. To normalize for any potential significant change in the stock price at the beginning or the end of the three-year measurement period, the TSR calculation is based on the average of the last 30 calendar days of the measurement period. The plans are discussed in more detail below.
Determination of Annual Incentive Compensation
Under our shareholder-approved 2002 Incentive Compensation Plan (the "Plan"), the Compensation Committee approves the annual incentive compensation target payout percentage for each NEO. For the CEO, it is set by the independent directors. The Compensation Committee applies the process detailed above to set incentive compensation levels for NEOs.
The target incentive award ("Target Bonus") represents a percentage of each NEO's base salary. Following the completion of the fiscal year, the Target Bonus is used by the Compensation Committee, together with its assessment of Company performance against pre-determined performance criteria, to determine the final bonus award amount.
2012 Annual Incentive Targets

Name	Target Payout % of Salary	Payout Range % of Salary
Wesley G. Bush	150%	0% - 300%
James F. Palmer	100%	0% - 200%
Gary W. Ervin	100%	0% - 200%
James F. Pitts	100%	0% - 200%
Linda A. Mills	100%	0% - 200%
For 2012, Mr. Bush's Target Bonus of 150% of base salary was unchanged from 2011. The 2012 Target Bonus for the other NEOs was increased from 75% in 2011 to 100%, while base salaries were frozen, to increase the percentage of pay-

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

at-risk, further aligning executives' compensation to shareholder interests.
The Final Bonus Award for each NEO was determined by multiplying the Northrop Grumman Performance Factor ("CPF") by the Target Bonus. Within the annual incentive formula described below, the CPF can range from 0% to 200%.
Annual incentive formula for 2012:
Base Salary x Target Payout % = Target Bonus
Target Bonus x CPF = Final Bonus Award
The annual incentive payments are designed to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (the "Code"). As a result, the terms of the Plan provide that the maximum potential individual incentive compensation award for a performance year for an officer subject to Section 162(m) shall be limited. Actual payouts for the 2012 performance year were less than the limits set forth under the Plan.
At the end of each year, the CEO conducts an annual performance evaluation for each NEO, other than himself, and then reviews the evaluation with the Compensation Committee. The Compensation Committee reviews Company performance information, as well as the comparison to market data.
The Compensation Committee approves bonus amounts for all NEOs, subject to ratification by the independent members of the Board with respect to the CEO's bonus. The Compensation Committee has full discretion to make adjustments to the annual bonus payout if it determines such adjustment is warranted. For example, in instances where Company performance has been impacted by unforeseen or unusual events (natural disasters, significant acquisitions or divestitures, etc.), the Compensation Committee has exercised its authority to increase the final awards (subject to limitations under Section 162(m) of the Code). The Compensation Committee has also adjusted payouts downward in the past despite performance targets having been met when it determined that particular circumstances had a negative impact on the Company but were not reflected in the performance calculation. For 2012, no adjustments were made.
2012 Annual Incentive Goals and Results
The CPF is determined based on the Company's achievement of financial goals. The three financial metrics measure the value of new business awards, Pension-Adjusted OM Rate and FCF conversion. These financial metrics are used to determine the CPF value. Performance against the six non-financial goals cannot be used to adjust the CPF upward and can result only in a downward adjustment to the financial metric score if targets are not achieved. For 2012, the Compensation Committee determined that the aggregate performance against the non-financial metrics achieved targets, and, consequently, there was no reduction to the CPF.
For the NEOs, our past practice of using an "individual performance" factor in determining the final bonus award has been eliminated. All NEOs received final bonus awards determined by the CPF. Our annual incentive plan provides for payout levels at 0% to 200% of target, with specific values identified for the metrics at selected points in the range, and other values determined by interpolation between these points. The 0% payout represents the minimum acceptable level of performance, while the 200% payout is intended to represent top-quartile performance. This structure rewards superior performance, penalizes below average performance and has a relatively flat reward for average performance.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Based on Company performance for the three financial metrics shown in the table below, the CPF was 183%. The Compensation Committee determined that the non-financial metrics would only be used to reduce the final CPF if performance on the non-financial metrics was below target. Company performance exceeded the aggregate non-financial targets for 2012, and did not impact the CPF. Based on the overall assessment of the Company, the Compensation Committee approved a final CPF of 183%.

Metric/Goal	Weighting	Minimum Performance 0%	65%	90%	Target Performance 100%	135%	Maximum Performance 200%	2012 Actual Performance
New Business Awards	20%	$18.0	$20.0	$22.0	$23.0	$25.0	$28.0	$26.5
Negative Backlog CPF Score Adjustment								0%
Pension-Adjusted OM Rate	40%	8.5%	9.0%		10.0%	10.5%	12.0%	11.9%
Risk Management CPF Score Adjustment								5%
FCF Conversion	40%	80%	90%	100%	105%	115%	140%	126%
Decisions for 2012
Mr. Bush
In February 2013, the Compensation Committee applied the CPF to Mr. Bush's Target Bonus. Based on the CPF, in February 2013, the Committee recommended, and the independent members of our Board of directors approved, a 2012 annual incentive award of $4,117,500 for Mr. Bush, which was comparable to his 2011 annual incentive award of $4,027,500.
Other NEOs
Based on the CPF, the CEO recommended, and the Compensation Committee approved, the following annual incentive awards for each of the other NEOs:

Name	2012 Annual Incentive ($)*
James F. Palmer	$1,560,000
Gary W. Ervin	$1,556,000
James F. Pitts	$1,556,000
Linda A. Mills	$1,420,000
* Details on the range of bonuses that could have been payable based on 2012 performance are provided in the "Grants of Plan-Based Awards" table. Actual bonus payouts for 2012 performance are provided here and in the "Summary Compensation Table."
Long-Term Incentive Compensation
Decisions for 2012
In determining the amount of individual long-term incentive awards, the Compensation Committee considers an executive officer's individual performance during the preceding year, growth in job as demonstrated through sustained performance, leadership impact, retention risk and pay relative to the CEO, as well as market data for the executive officer's position based on the Target Industry Peer Group analysis discussed above.
In 2012, after determining the award value for the NEOs based on the market data and individual factors as described above, the Compensation Committee granted 70% of the value in the form of RPSRs and 30% in the form of RSRs to provide retention value to ensure sustainability and achievement of business goals over time. The Committee determined that this long-term incentive mix would appropriately motivate and reward the NEOs to achieve our long-term objectives and further reinforce the link between their interests and the interests of our shareholders. The RSRs vest 100% after three years. The RPSRs are paid following the completion of the performance period 2012-2014. For the 2012 grant, dividends accrue on both RPSR and RSR awards earned and will be paid upon payment of the RPSR or RSR.
The Compensation Committee evaluates RPSR performance requirements each year to ensure they are aligned with our objectives. For the 2012 grant, the Compensation Committee reviewed the performance metrics and determined that for the NEOs, performance would continue to be measured in terms of relative TSR as it provides the most direct line of sight to shareholder value creation.
TSR is measured by comparing our share performance over a three-year period to the Performance Peer Group (50% of award) and to the S&P Industrials (50% of award), which comprises companies within the S&P 500 classified as Industrials, reflecting the range of similar investment alternatives available to our shareholders. Beginning with 2012 grants, we reduced the maximum payout from 200% to 150% of the original award granted. Shares that are paid out under an RPSR award granted to the executive in 2012 can vary from 0% to 150% of the original RPSR award granted. The vesting percentage is capped at 100% if the absolute TSR is negative, even if the relative TSR would have resulted in a higher score. RPSR awards may be paid in shares, cash or a combination of shares and cash.

	Weight	Relative TSR Percentile
RPSRs Earned		0%	100%	150%
S&P Industrials	50%	25th	50th	80th
Target Performance Peer Group	50%	25th	50th	80th

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Recently Completed RPSR Performance Period (2010 – 2012)
In February 2010, when granting RPSRs, the Compensation Committee selected relative TSR as the performance metric for the awards and established the performance criteria in the table below. In February 2013, the Compensation Committee reviewed performance for the January 1, 2010 to December 31, 2012 RPSR performance period.

		Percentile Required to Score
Metric/Goal	Weighting	0%	100%	200%	2012 Actual Performance
Relative TSR - Performance Peer Group	50%	25th	50th	80th	89th
Relative TSR - S&P Industrials	50%	25th	50th	80th	56th
Performance Results
Based on 2010 - 2012 TSR performance, we ranked second against the Performance Peer Group and were in the 89th percentile. We were in the 56th percentile of the S&P Industrials. The combined weighted score generated an overall performance score of 160%.
In early 2013, the NEOs received payouts in stock with respect to the performance awards that were granted in February 2010 for the three-year performance period ending December 31, 2012. These awards were paid at 160% of the target number of shares initially awarded.
Other Benefits
This section describes other benefits the NEOs receive. These benefits are non-performance related and are designed to provide a competitive package for purposes of attracting and retaining the executive talent needed to achieve our business objectives. These benefits include retirement benefits, certain perquisites and severance arrangements.
Retirement Benefits
We maintain tax-qualified retirement plans (both defined benefit pension plans and defined contribution savings plans) that cover most of our workforce, including the NEOs. We also maintain nonqualified retirement plans that are available to certain of our executives, which are designed to restore benefits that were limited under the tax-qualified plans or to provide supplemental benefits. Compensation, age and years of service factor into the amount of the benefits provided under the plans. Thus, the plans are structured to reward and retain employees of long service and recognize higher performance levels as evidenced by increases in annual pay. Additional information about these retirement plans and the NEO benefits under these plans can be found in the Pension Benefits Table and Nonqualified Deferred Compensation Table.
Some of the plans were assumed in acquisitions, and participants may be legally or contractually entitled to accrued benefits. Nevertheless, we periodically assess the cost and benefits of the plans, as well as competitive developments, and have frozen a number of the plans. The defined benefit nonqualified supplemental retirement plans have been frozen effective December 31, 2014, and all retirement plans have been amended to freeze final average pay as of December 31, 2014. Although the NEOs may receive benefits from different plans due to plan and legal requirements, the Compensation Committee assesses aggregate benefits available to the NEOs and has imposed an overall cap on pension benefits for the NEOs (subject to small variations due to contractual restrictions under the plans). Each NEO's total pension benefit under all pension plans combined is generally limited to no more than 60% of his or her final average pay. Mr. Bush voluntarily agreed to reduce his cap to 50% of final average pay.
We maintain a retiree medical plan for certain NEOs. The plan was closed to new entrants in 2007. Additional information about this plan can be found in the Retiree Medical Arrangement section of the tables that follow this CD&A, adjacent to the Termination Payment Tables.
Perquisites
Our NEOs are eligible for certain limited executive perquisites that include financial planning, income tax preparation, physical exams and personal liability insurance. While almost all other executive perquisites have been eliminated, the Compensation Committee believes the remaining perquisites are common within the competitive market for total compensation packages to executives and are useful in attracting, retaining and motivating talented executives. Perquisites provided to the NEOs in 2012 are detailed in the Summary Compensation Table.
Use of Company Aircraft
In 2004, the Board of Directors determined that the CEO should avoid traveling by commercial aircraft for purposes of security, rapid availability and communications connectivity during travel. The Board of Directors has since directed that the CEO utilize Company-provided aircraft for all travel. Throughout the year, if the CEO uses Company-provided aircraft for personal travel, the costs for such travel are imputed as income and subject to the appropriate tax reporting according to Code regulations.
Security Arrangements
Given the nature of our business, we maintain a comprehensive security program. As a component of that program, we provide certain officers and directors with residential and/or travel protection that we consider necessary to address our security requirements. In selecting the level and form of protection, we and the Board of Directors consider both security risks faced by those in our

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

industry in general and security risks specific to our Company and the individuals.
In 2010, we received specific information from Federal law enforcement officials that led us to conclude that there were threats to the Company and its principals. Based on that information and an ongoing dialogue with law enforcement officials, the Board of Directors has required that Mr. Bush and certain NEOs receive varying levels of residential and travel protection.
Since we require this protection under a comprehensive security program and it is not designed to provide a personal benefit (other than the intended security), we do not view these security arrangements as compensation to the individuals. We report these security arrangements as perquisites as required under applicable SEC rules. In addition, we would report them as taxable compensation to the individuals, if they were not excludable from income as working condition fringe benefits under Internal Revenue Code Section 132.
We regularly review the nature of the threat and associated vulnerabilities with law enforcement and security specialists and will continue to revise our security program as appropriate in response to those reviews, including the duration of security coverage required when individuals no longer serve in the roles associated with the threat information.
Severance and Change in Control Benefits
We maintain a severance plan that is available for our NEOs who qualify and are approved to receive such treatment. The purpose of the severance plan is to help bridge the gaps in an executive's income and health coverage during a period of unemployment following termination. Mr. Bush is not covered by, or eligible for, any benefits under any Company severance plan or policy.
We do not maintain any individual change in control agreements or change in control severance plans. In addition, we do not provide excise tax gross-ups for any payments received upon termination after a change in control.
Additional information on the benefits provided under our severance plans is provided in the section "2012 Severance Program" and in the Potential Termination Payment tables.
Mr. Ervin's Retirement and Separation Agreement
In July 2012, we entered into a Retirement and Separation Agreement (the "Separation Agreement") with Mr. Ervin. Under the terms of the Separation Agreement, Mr. Ervin remained with the Company in a non-executive officer capacity from January 1, 2013 until his retirement effective February 28, 2013 to assist with the transition to the new sector leadership. For this period, Mr. Ervin received his base salary and a transition project and special incentive bonus in the amount of $2.5 million. This bonus, in recognition of his contributions to the Company and for his service during this period, is in lieu of any bonus otherwise payable for services performed during 2013 or any grant that would otherwise be issued in 2013 pursuant to the Company's long-term incentive plan or other equity arrangement. The Separation Agreement provides that Mr. Ervin will continue to vest in his outstanding RPSRs through the remainder of the performance period as set forth in the terms of the RPSR grant agreements. Mr. Ervin will forfeit his unvested RSRs that were granted in 2011 and 2012, but will receive a cash payment equal to the value of the forfeited 2011 and 2012 RSR awards based on the Company's closing stock price on July 13, 2012, with such payment to be made within ten days of the end of the vesting period, February 15, 2015. These payments and the other benefits provided are subject to the terms and conditions of the Agreement, which include a release and a three-year non-compete and non-solicitation provision.
Policies and Procedures
Stock Ownership Guidelines
We maintain Stock Ownership Guidelines for our NEOs to further promote alignment of management and shareholder interests. These guidelines require that the CEO and other NEOs own Company stock denominated as a multiple of their annual salaries that can be accumulated over a five-year period from the date of hire or promotion into an elected officer position.
The Stock Ownership Guidelines are as follows:

Position	Stock Value as a Multiple of Base Salary
Chairman, CEO and President	7x base salary
NEOs	3x base salary
Shares that satisfy the stock ownership guidelines include:

▪	Company stock owned outright;

▪	RSRs, whether or not vested; and

▪	the value of equivalent shares held in the Northrop Grumman Savings Plan or Northrop Grumman Financial Security and Savings Program.
Stock options and unvested RPSRs are not included in calculating ownership until they are converted to actual shares owned.
The Compensation Committee reviews compliance with our stock ownership guidelines on an annual basis. In 2012, all NEOs were in compliance with their respective guidelines. The Compensation Committee continues to monitor compliance and will conduct a full review again in 2013.
Stock Holding Requirements
In February 2010, as discussed above, we implemented a new holding period requirement that became effective for all new long-term incentive grants awarded beginning in 2010,

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

further emphasizing the importance of sustainable performance and appropriate risk-management behaviors. Under this policy, NEOs are required to hold 50% of their net after-tax shares from future RSR vestings, RPSR payments and stock option exercises for a period of three years. These restrictions will generally continue following termination and retirement; however, shares acquired from exercises or payments following termination or retirement occurring one year after separation from the Company will not be subject to the holding requirement.
Anti-Hedging and Pledging Policy
Company policy prohibits our NEOs and other elected officers from engaging in hedging transactions with respect to Company stock or pledging Company stock.
Grant Date for Equity Awards
Annual grant cycles for equity awards occur in February at the same time as salary increases and annual incentive grants. This timing allows the Compensation Committee to make decisions on three compensation components at the same time, utilizing a total compensation perspective. The Compensation Committee reviews and approves long-term incentive grants during its scheduled meeting.
Tax Deductibility of Pay
Section 162(m) of the Code generally limits the annual tax deduction to $1 million per person for compensation paid to the Company's CEO, CFO and the next three highest-paid NEOs. Qualifying performance-based compensation is not subject to the deduction limit. The Company's annual incentive payments and equity-based incentive compensation are generally designed to qualify as performance-based compensation under this definition and to be fully deductible. Our grants of RSRs are not considered performance-based under Section 162(m) and, as such, may not be deductible.
Since the CEO's salary in 2012 was above the $1,000,000 threshold, a portion of his salary and his perquisites are not deductible by the Company.
Executive Compensation Recoupment (Clawbacks)
The Compensation Committee is responsible for evaluating whether any incentive compensation payments based on inaccurate financial results should be recovered by the Company, if:

▪
the amount or number of shares included in any such payment was calculated based on financial results that were subsequently restated due to noncompliance with any financial reporting requirement under the U.S. securities laws;

▪	a lesser payment of cash or shares would have been made based upon the restated financial results; and

▪	the payment of cash or shares was received prior to or during the 12-month period following the first public issuance or filing of the financial results that were subsequently restated.

Say-on-Pay
Our shareholders are asked to approve, on an annual, advisory basis, the compensation paid to our NEOs. We regularly engage with our shareholders to understand their concerns regarding executive compensation. Our shareholders expressed a preference for full-value shares as they are less dilutive and provide strong alignment with shareholder interests. In 2012, as a result of feedback from our shareholders, the Compensation Committee eliminated the use of stock options and approved a mix of LTI awards to NEOs composed of 70% RPSRs and 30% RSRs.

40 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | SUMMARY COMPENSATION TABLE

2012 Summary Compensation Table

Name & Principal Position	Year	Salary (1) ($)	Bonus (2) ($)	Stock Awards (3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (4) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (5) ($)	All Other Compensation (6) ($)	Total ($)
Wesley G. Bush	2012	1,500,120	0	8,000,011	0	4,117,500	8,939,532	1,854,690	24,411,853
Chairman, Chief Executive Officer and President	2011	1,471,251	0	9,400,723	3,576,969	4,027,500	5,276,169	2,489,832	26,242,444
	2010	1,334,615	0	8,349,848	7,155,165	3,037,500	699,987	2,272,297	22,849,412
James F. Palmer	2012	850,081	0	3,500,023	0	1,560,000	1,707,827	183,098	7,801,029
Corporate Vice President and Chief Financial Officer	2011	845,258	250,000	2,350,181	894,246	1,250,000	1,190,384	918,134	7,698,203
	2010	820,194	0	4,907,860	4,477,369	1,000,000	994,044	151,137	12,350,604
Gary W. Ervin	2012	850,080	0	6,608,383	0	1,556,000	1,786,657	153,883	10,955,003
Corporate Vice President and President, Aerospace Systems	2011	845,257	0	3,628,648	894,246	1,250,000	1,146,473	202,873	7,967,497
	2010	781,731	0	2,406,340	1,524,405	1,000,000	483,435	195,386	6,391,297
James F. Pitts	2012	850,081	0	6,488,349	0	1,556,000	2,979,127	164,923	12,038,480
Corporate Vice President and President, Electronic Systems	2011	845,258	0	2,350,181	894,246	1,200,000	2,354,970	164,830	7,809,485
	2010	781,731	0	2,406,340	1,524,405	1,000,000	1,793,114	122,898	7,628,488
Linda A. Mills	2012	775,050	0	4,000,009	0	1,420,000	3,321,233	138,917	9,655,209
Corporate Vice President and President, Information Systems	2011	770,233	0	2,115,147	804,818	1,150,000	2,434,630	230,588	7,505,416
	2010	721,154	0	2,208,350	1,400,034	900,000	1,551,922	265,335	7,046,795

(1)	This column includes amounts that were deferred under the qualified savings and nonqualified deferred compensation plans.

(2)	In 2011, Mr. Palmer received a recognition bonus for the spin-off of our former shipbuilding business.

(3)
The dollar value shown in this column is equal to the total grant date fair value of RPSRs and RSRs granted during 2012, as adjusted for Messrs. Ervin and Pitts to provide for vesting following retirement, subject to compliance with a non-compete agreement. The Company did not grant stock options in 2012. For assumptions used in calculating the grant date fair value, see the discussion in Note 14 of the Company's 2012 Form 10-K, adjusted to exclude forfeitures. The maximum grant date value of the 2012 RPSRs (which awards represent 70% of the total grant) for each NEO, assuming a 150% maximum payout, is as follows: Wesley G. Bush - $9,175,303; James F. Palmer - $4,014,206; Gary W. Ervin - $4,587,652 (excluding the 2012 modification); James F. Pitts - $4,300,884 (excluding the 2012 modification); and Linda A. Mills - $4,014,206. The maximum grant date value of 2012 RPSRs for Messrs. Ervin and Pitts, after giving effect to the modifications noted above is $4,844,747 and $4,563,822, respectively.

(4)	These amounts were paid pursuant to the Company's annual incentive plan. This column includes amounts that were deferred under the qualified savings and nonqualified deferred compensation plans.

(5)
The amounts in this column relate solely to the increased present value of the executive's pension plan benefits using mandatory SEC assumptions (see the descriptions of these plans under the Pension Benefits table). There were no above-market earnings in the nonqualified deferred compensation plans (see the descriptions of these plans under the Nonqualified Deferred Compensation table). The amount accrued in each year differs from the amount accrued in prior years due to an

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 41

COMPENSATION DISCUSSION AND ANALYSIS | SUMMARY COMPENSATION TABLE

increase in service and, if applicable, an increase in final average pay (salary and bonus). The change in pension value is also highly sensitive to changes in the interest rate used to determine the present value of the payments to be made over the life of the executive. Of the $8,939,532 change in pension value in 2012 for Mr. Bush, approximately $3,000,000 was due to the lower discount rates used in 2012, $4,900,000 was due to the increase in his pay and $1,000,000 was due to an additional year of age and service.

(6)
All Other Compensation amounts include, as applicable, (a) the value of perquisites and personal benefits, (b) the amount of tax gross-ups and (c) the amount of Company contributions to defined contribution plans.

Perquisites and Personal Benefits - Perquisites and other personal benefits provided to certain NEOs include security, travel-related perquisites, including use of Company aircraft or ground transportation services for personal travel and travel and incidental expenses for family members accompanying the NEO while on travel, financial planning/income tax preparation services, insurance premiums paid by the Company on the NEO's behalf and other nominal perquisites or personal benefits (including executive physicals and commemorative gifts).
The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO, except for the following: (i) for Mr. Bush, costs attributable to security protection ($1,167,970) and personal travel on Company aircraft consistent with the Company's security program ($400,746), (ii) for Mr. Palmer, costs attributable to security protection ($42,012) and (iii) for Mr. Pitts, costs attributable to financial planning/income tax preparation in 2011 and 2012 ($30,000).
We determine the incremental cost to us for perquisites and personal benefits based on the actual costs or charges incurred by the Company for the benefits. The Company calculates the value of personal use of Company aircraft based on the incremental cost of each element. Fixed costs that would be incurred in any event to operate Company aircraft (e.g., aircraft purchase costs, maintenance not related to personal trips and flight crew salaries) are not included. As discussed above under "Security Arrangements," the Company provides NEOs with certain residential and personal security protection due to the nature of our business and security threat information. The amounts reflected in the "All Other Compensation" column include expenses for certain residential and personal security that are treated as perquisites under relevant SEC guidance, even though the need for such expenses arises from the risks attendant with their positions with the Company. The Company calculates the cost of travel security coverage based on the hourly rates and overhead fees charged directly to the Company by the firms providing security personnel. If Company security personnel are used, their hourly rates are used to calculate the cost of coverage.
Tax Gross-Ups - In certain limited circumstances, we gross-up our NEOs for the income tax on their imputed income resulting from certain perquisites and personal benefits furnished by us. The 2012 amount listed for Mr. Pitts includes a tax gross-up payment on imputed income resulting from a reimbursement of personal travel canceled for business reasons. The amount of the tax gross-up did not exceed $10,000. No other NEO received a tax gross-up in 2012.
Contributions to Plans - In 2012, we made the following contributions to Northrop Grumman defined contribution plans, Mr. Bush $221,105, Mr. Palmer $83,977, Mr. Ervin $84,003, Mr. Pitts $80,753 and Ms. Mills $76,940.

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COMPENSATION DISCUSSION AND ANALYSIS | GRANTS OF PLAN-BASED AWARDS TABLE

2012 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (4) (#)	All Other Option Awards: Number of Securities Underlying Options (2) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (2)(5)
Name & Principal Position	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Wesley G. Bush	Incentive Plan		0	2,250,180	4,500,360
Chairman, Chief Executive Officer and President	RPSR	2/15/2012				0	102,546	153,819				5,599,993
	RSR	2/15/2012							40,235			2,400,018
James F. Palmer	Incentive Plan		0	850,081	1,700,163
Corporate Vice President and Chief Financial Officer	RPSR	2/15/2012				0	44,864	67,296				2,450,004
	RSR	2/15/2012							17,603			1,050,019
Gary W. Ervin	Incentive Plan		0	850,080	1,700,160
Corporate Vice President and President, Aerospace Systems	2012 RPSR (modification) (6)	7/19/2012				0	31,334	47,001				2,209,407
	2011 RPSR (modification) (6)	7/19/2012				0	4,682	9,364				399,000
	RPSR	2/15/2012				0	51,273	76,910				2,799,997
	RSR	2/15/2012							20,117			1,199,979
James F. Pitts	Incentive Plan		0	850,081	1,700,162
Corporate Vice President and President, Electronic Systems	2012 RPSR (modification) (6)	7/19/2012				0	32,046	48,069				2,259,611
	2011 RPSR (modification) (6)	7/19/2012				0	5,618	11,236				478,766
	RPSR	2/15/2012				0	48,068	72,102				2,624,973
	RSR	2/15/2012							18,860			1,124,999
Linda A. Mills	Incentive Plan		0	775,050	1,550,100
Corporate Vice President and President, Information Systems	RSR	12/18/2012							7,298			499,986
	RPSR	2/15/2012				0	44,864	67,296				2,450,004
	RSR	2/15/2012							17,603			1,050,019

(1)
Amounts in these columns show the range of payouts that were possible under the Company's annual incentive plan. The actual bonuses are shown in the Summary Compensation Table column entitled "Non-Equity Incentive Plan Compensation."

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COMPENSATION DISCUSSION AND ANALYSIS | GRANTS OF PLAN-BASED AWARDS TABLE

(2)	The Company did not grant stock options in 2012.

(3)
These amounts relate to RPSRs granted in 2012 under the 2011 Long-Term Incentive Stock Plan. Each RPSR represents the right to receive a share of the Company's common stock upon vesting of the RPSR. The RPSRs are earned based on relative TSR over a three-year performance period commencing January 1, 2012 and ending December 31, 2014. The payout will occur in early 2015 and will range from 0% to 150% of the rights awarded. Earned RPSRs may be paid in shares, cash or a combination of shares and cash. An executive must remain employed through the performance period to earn an award, although pro-rata vesting results if employment terminates earlier due to retirement, death or disability. See the Severance Program section for treatment of RPSRs in these situations and upon a change in control. The values reflect the grant value resulting from the modification of the RPSR grants for Messrs. Ervin and Pitts relating to continued vesting of the RPSRs following their retirement from the Company.

(4)
These amounts relate to RSRs granted in 2012 under the 2011 Long-Term Incentive Stock Plan. Each RSR represents the right to receive a share of the Company's common stock upon vesting of the RSR. An executive must remain employed through a vesting period to earn an award, although full vesting results from death, disability, qualifying termination or mandatory retirement. The award is prorated if the executive terminates due to early retirement. Earned RSRs may be paid in either shares, cash or a combination of shares and cash. See the Severance Program section for treatment of RSRs in these situations and upon a change in control.

(5)	For assumptions used in calculating the grant date fair value per share, see the discussion in Note 14 of the Company's 2012 Form 10-K, adjusted to exclude forfeitures.

(6)
These amounts relate to the modification of RPSRs that were granted in 2011 and 2012 to provide for vesting following retirement, subject to compliance with a non-compete agreement. Pursuant to SEC rules, these are reported as new grants of the awards. The grant date fair value reported reflects the incremental value of the award immediately after the modification over the fair value immediately before the modification. The fair value of the 2012 RPSRs at their date of grant is reported on a separate line in the table.

44 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | OUTSTANDING EQUITY AWARDS TABLE

Outstanding Equity Awards at 2012 Fiscal Year End

	Option Awards							Stock Awards
Name & Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned (#)	Grant Date	Option Exercise Price ($)	Options Expiration Date		Number of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($) (3)
Wesley G. Bush	0	0	0	2/15/2012				40,235	2,719,081	102,546	6,930,059
Chairman, Chief Executive Officer and President	95,620	191,242	0	2/15/2011	63.22	2/15/2018		67,415	4,555,906	67,415	4,555,906
	0	228,628	0	2/16/2010	54.46	2/16/2017		0	0	119,931	8,104,937
	183,150	0	0	2/27/2008	73.90	2/27/2015		0	0	0	0
	70,000	0	0	2/28/2007	65.70	2/28/2017		0	0	0	0
	59,063	0	0	2/15/2006	59.52	2/15/2016	59,063	0	0	0	0
James F. Palmer	0	0	0	2/15/2012				17,603	1,189,611	44,864	3,031,909
Corporate Vice President and Chief Financial Officer	23,905	47,810	0	2/15/2011	63.22	2/15/2018		16,853	1,138,926	16,853	1,138,926
	0	283,066	0	2/16/2010	54.46	2/16/2017		45,938	3,104,490	34,562	2,335,700
	0	48,710	0	2/16/2010	54.46	2/16/2017		0	0	0	0
	89,524	0	0	2/27/2008	73.90	2/27/2015		0	0	0	0
	43,750	0	0	3/12/2007	67.50	3/12/2017		0	0	0	0
Gary W. Ervin	0	0	0	2/15/2012				20,117	1,359,507	51,273	3,465,029
Corporate Vice President and President, Aerospace Systems	23,905	47,810	0	2/15/2011	63.22	2/15/2018		16,853	1,138,926	16,853	1,138,926
	0	0	0	2/15/2011	63.22	2/15/2018		20,224	1,366,738	0	0
	97,416	48,710	0	2/16/2010	54.46	2/16/2017		0	0	34,562	2,335,700
	56,985	0	0	2/27/2008	73.90	2/27/2015		0	0	0	0
	16,406	0	0	9/19/2007	73.02	9/19/2017		0	0	0	0
James F. Pitts	0	0	0	2/15/2012				18,860	1,274,559	48,068	3,248,435
Corporate Vice President and President, Electronic Systems	23,905	47,810	0	2/15/2011	63.22	2/15/2018		16,853	1,138,926	16,853	1,138,926
	97,416	48,710	0	2/16/2010	54.46	2/16/2017		0	0	34,562	2,335,700
	137,869	0	0	2/17/2009	41.14	2/17/2016		0	0	0	0
	73,282	0	0	2/27/2008	73.90	2/27/2015		0	0	0	0
	39,375	0	0	2/28/2007	65.70	2/28/2017		0	0	0	0
	43,750	0	0	2/15/2006	59.52	2/15/2016		0	0	0	0
	13,125	0	0	10/1/2005	49.70	10/1/2015		0	0	0	0
	19,687	0	0	6/14/2004	47.99	6/14/2014		0	0	0	0
Linda A. Mills	0	0	0	12/18/2012				7,298	493,199	0	0
Corporate Vice President and President, Information Systems	0	0	0	2/15/2012				17,603	1,189,611	44,864	3,031,909
	21,514	43,030	0	2/15/2011	63.22	2/15/2018		15,168	1,025,053	15,168	1,025,053
	89,468	44,736	0	2/16/2010	54.46	2/16/2017		0	0	31,719	2,143,570
	91,869	0	0	2/17/2009	41.14	2/17/2016		0	0	0	0
	48,836	0	0	2/27/2008	73.90	2/27/2015		0	0	0	0

(1)
Stock option vesting and terms - The Company did not grant stock options in 2012. Options awarded through 2007 vested at a rate of 25% per year on the grant's anniversary date over the first four years of the ten-year option term. Options awarded after 2007 vest at a rate of 33 1/3% per year on the grant's anniversary date over the first three years of the seven-year option term. In 2010, Mr. Palmer received a retention award of 283,066 options that vest 50% three years from date of grant and 50% four years from date of grant. The options have a seven-year term.

(2)
Restricted Stock Rights - Outstanding RSRs vest as follows: Mr. Palmer's outstanding retention grant of 45,938 shares will vest on February 16, 2014. RSRs granted in 2011 will fully vest from date of grant on February 15, 2015.

(3)	Market Value or Payout Value - The value listed is based on the closing price of the Company's stock of $67.58 on December 31, 2012, the last trading day of the year.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 45

COMPENSATION DISCUSSION AND ANALYSIS | OUTSTANDING EQUITY AWARDS TABLE

(4)
Restricted Performance Stock Rights - The 2012 RPSR award for each NEO vests based on performance for the three-year performance period ending on December 31, 2014. The 2011 RPSR award vests based on performance for the three-year performance period ending on December 31, 2013. The 2010 RPSR award vested based on performance for the three-year performance period ended on December 31, 2012. In each case, settlement of the award is subject to certification by the Compensation Committee.

46 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | OPTION EXERCISES AND STOCK VESTED TABLE

2012 Option Exercises and Stock Vested

	Option Awards (1)		Stock Awards (1)
Name & Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Wesley G. Bush	910,181	14,802,707	100,188	6,032,368
Chairman, Chief Executive Officer and President
James F. Palmer	273,566	4,697,182	49,000	2,950,290
Corporate Vice President and Chief Financial Officer
Gary W. Ervin	119,119	2,394,210	38,324	2,307,536
Corporate Vice President and President, Aerospace Systems
James F. Pitts	16,406	126,873	38,324	2,307,536
Corporate Vice President and President, Electronic Systems
Linda A. Mills	46,000	783,260	38,324	2,307,536
Corporate Vice President and President, Information Systems

(1)	Number of shares and amounts reflected in the table are reported on an aggregate basis and do not reflect shares that were sold or withheld to pay withholding taxes and/or the option exercise price.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 47

COMPENSATION DISCUSSION AND ANALYSIS | PENSION BENEFITS

2012 Pension Benefits
The following table provides information about the pension plans in which the NEOs participate, including the present value of each NEO's accumulated benefits as of December 31, 2012. Our policy is that an executive's total benefit under these plans should be limited to no more than 60% of final average pay. Mr. Bush has voluntarily elected to limit his OSERP benefit to no more than 50% of final average pay.

Name & Principal Position	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (1) ($)	Payments During Last Fiscal Year ($)
Wesley G. Bush	Pension Plan (3)	10.00	482,285
Chairman, Chief Executive Officer and	S&MS Pension Plan (2)	15.67	526,092
President	ERISA 2 (3)	10.00	7,642,245
	SRIP (2)	15.67	7,666,292
	OSERP (4)(5)	25.67	6,015,020
James F. Palmer	Pension Plan (3)	5.83	191,848
Corporate Vice President and	ERISA 2 (3)	5.83	1,242,820
Chief Financial Officer	CPC SERP (5)	5.83	2,873,089
	SRRP (5)	N/A	1,717,994	103,584
Gary W. Ervin	Pension Plan (3)	11.33	375,983
Corporate Vice President and	ERISA 2 (3)	11.33	2,235,645
President, Aerospace Systems	CPC SERP (5)	5.33	1,687,917
James F. Pitts	Pension Plan (3)	39.54	1,342,778
Corporate Vice President and	ERISA 2 (3)	9.50	2,405,457
President, Electronic Systems	CPC SERP (5)	7.25	2,074,188
	ESEPP (5)	39.54	8,931,122
Linda A. Mills	S&MS Pension Plan (3)	33.58	1,573,481
Corporate Vice President and	SRIP (3)	33.58	7,963,858
President, Information Systems	CPC SERP (5)	4.92	2,206,839

(1)	Amounts are calculated using the following assumptions:

▪	The NEO retired on the earliest date he/she could receive an unreduced benefit under each plan;

▪	The form of payment is single life annuity; and

▪
The discount rate is 4.10% for the Pension Plan, 4.21% for the S&MS Pension Plan and 4.12% for all others; the mortality table is the RP-2000 projected 18 years without collar adjustment (the same assumptions used for the Company's financial statements).

(2)	Service is frozen and all pay updates cease December 31, 2014.

(3)	Final average pay updates cease December 31, 2014.

(4)	Mr. Bush relinquished his CPC SERP benefit and instead participates in the OSERP.

(5)	Plan benefit is frozen on or before December 31, 2014 (depending on the plan).
List of Pension Plans and Descriptions
The pension plans in which the NEOs participate are listed below in alphabetical order. Most of the plans were closed to new hires, effective mid-2008. Effective on or before December 31, 2014, the nonqualified supplemental plans have been frozen or pay updates cease, as indicated below:
▪"CPC SERP" is the CPC Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain CPC members. Plan benefits are frozen as of December 31, 2014.
▪"ERISA 2" is the ERISA Supplemental Program 2. This plan makes participants whole for benefits they lose under the Pension Plan due to certain Code limits. Final average pay updates cease December 31, 2014.

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COMPENSATION DISCUSSION AND ANALYSIS | PENSION BENEFITS

▪"ESEPP" is the Northrop Grumman Electronic Systems Executive Pension Plan. This plan provides a supplemental pension benefit for certain ES Sector executives. Plan benefits are frozen as of December 31, 2014.
▪"OSERP" is the Officers Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain officers of the Company, including some of the NEOs. Plan benefits are frozen as of December 31, 2014.
▪"Pension Plan" is the Northrop Grumman Pension Plan. This is a tax qualified pension plan covering a broad base of Company employees. Final average pay updates cease as of December 31, 2014.
▪"S&MS Pension Plan" is the Northrop Grumman Space & Mission Systems Salaried Pension Plan (former TRW pension plan). This is a tax qualified pension plan covering a broad base of Company employees. Final average pay updates cease as of December 31, 2014.
▪"SRIP" is the Northrop Grumman Supplementary Retirement Income Plan (former TRW plan). This plan makes participants whole for benefits they lose under the S&MS Pension Plan due to certain Code limits. Final average pay updates cease as of December 31, 2014.
▪"SRRP" is the Supplemental Retirement Replacement Plan. This frozen plan replaced benefits Mr. Palmer forfeited as a result of his commencing employment with the Company.
Pension Plan and S&MS Pension Plan (Tax Qualified Plans)
The Pension Plan and the S&MS Pension Plan were each amended prior to 2005 to change from a traditional pension plan formula ("Heritage Formula") to a cash balance formula ("Cash Balance Formula"). Except as provided below, the final benefit from each plan is the sum of the benefits under the two formulas: the Heritage Formula benefit plus the Cash Balance Formula benefit.
The following explains the formulas applicable to each NEO:
▪Mr. Bush and Mr. Ervin each receive a benefit under a Heritage Formula and a Cash Balance Formula in the Northrop Grumman Retirement Plan, a subplan of the Pension Plan ("NGR Subplan").
▪Mr. Bush also receives a frozen benefit under a Heritage Formula in the S&MS Pension Plan due to his TRW-related service. He ceased to be eligible for future service growth under this plan and SRIP when he began participating in the NGR Subplan.
▪Due to his date of hire, Mr. Palmer does not receive a benefit under a Heritage Formula; he only receives a benefit under a Cash Balance Formula in the Pension Plan.
▪Mr. Pitts receives a benefit under a Heritage Formula and a Cash Balance formula in the Northrop Grumman Electronic Systems Pension Plan, a subplan of the Pension Plan ("ES Subplan").
▪Ms. Mills receives a benefit under a Heritage Formula and a Cash Balance formula in the S&MS Pension Plan.
Heritage Formulas
The following table summarizes the key features of the Heritage Formulas applicable to the eligible NEOs.

Feature	NGR Subplan	ES Subplan	S&MS Pension Plan

Benefit Formula	Final Average Pay x 1.6667% times Pre-July 1, 2003 service	Eligible Pay since 1995 x 2% plus the prior Westinghouse Pension Plan benefit	(Final Average Pay x 1.5% minus Covered Compensation x 0.4%) times Pre- January 1, 2005 service
Final Average Pay	Average of highest 3 years of Eligible Pay	Not applicable	Average of the highest 5 consecutive years of Eligible Pay Covered Compensation is specified by the IRS
Eligible Pay (limited by Code section 401(a)(17))	Salary plus bonus	Salary plus bonus (50% of bonus through 2001)	Salary plus bonus
Normal Retirement	Age 65	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 58 with 30 years of service or age 60 with 10 years of service	Age 55 with 10 years of service
Early Retirement Reduction (for retirements occurring between Early Retirement and Normal Retirement)	Benefits are reduced for commencement prior to the earlier of age 65 and 85 points (age + service)	Benefits are reduced for commencement prior to age 60	Benefits are reduced for commencement prior to age 60

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COMPENSATION DISCUSSION AND ANALYSIS | PENSION BENEFITS

Cash Balance Formula
The Cash Balance Formula is a hypothetical account balance consisting of pay credits plus interest. It has the following features:

▪
Pay credits are a percentage of pay that vary based on an employee's "points" (age plus service). The range of percentages applicable to the NEOs on December 31, 2012 was: 6.5% – 9%. Employees, including the NEOs, also received an additional 4% pay credit for pay above the social security wage base through December 31, 2012. Beginning January 1, 2013, the additional 4% pay credit for pay above the social security wage base was eliminated.

▪	Interest is credited at the 30-year U.S. Treasury bond rate. The December 31, 2012 interest credit rate was 2.77%.

▪	Eligible pay is salary plus bonus, as limited by Code section 401(a)(17).

▪	Eligibility for early retirement occurs at age 55 with 10 years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).
ERISA 2, SRIP and SRRP (Nonqualified Restoration Plans)
ERISA 2 and SRIP are nonqualified plans that restore benefits provided for under the Pension Plan and S&MS Pension Plan, respectively, but for the limits on eligible pay imposed by Code section 401(a)(17). SRIP also restores benefits limited by the overall benefit limitation of Code section 415. Benefits and features in these restoration plans otherwise are generally the same as described above for the underlying tax qualified plan.
SRRP entitles Mr. Palmer to an annuity equal to the amount that would have been paid to him under his former employer's supplemental retirement plan but for his employment with the Company.
CPC SERP, OSERP and ESEPP (Nonqualified Supplemental Executive Retirement Plans)
These plans provide pension benefits that supplement the tax qualified pension plans. The following chart highlights the key features of these plans applicable to the eligible NEOs.

Feature	CPC SERP	OSERP	ESEPP

Benefit Formula
Greater of CPC Formula and OSERP Formula

CPC Formula is:
Final Average Pay times 3.3334% for each year that the NEO has served on the CPC up to 10 years, 1.5% for each subsequent year up to 20 years and 1% for each additional year over 20
		Final Average Pay times 2% for each year of service up to 10 years, 1.5% for each subsequent year up to 20 years, and 1% for each additional year over 20 and less than 45	Final Average Pay times 1.47% for each year that the NEO made maximum contributions to the ES Subplan
Final Average Pay	Average of highest 3 years of Eligible Pay	Average of highest 3 years of Eligible Pay	Average of highest 5 years of Eligible Pay
Eligible Pay	Salary and bonus (including amounts above Code limits and amounts deferred)	Salary and bonus (including amounts above Code limits and amounts deferred)	Salary and bonus averaged separately (including amounts above Code limits and amounts deferred)
Normal Retirement	Age 65	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 55 with 10 years of service	Age 58 with 30 years of service or Age 60 with 10 years of service
Early Retirement Reduction	Benefits are reduced for commencement prior to the earlier of age 65 and 85 points (age + service)	Benefits are reduced for commencement prior to the earlier of age 65 and 85 points (age + service)	Benefits are reduced for commencement prior to age 60
Reductions From Other Plans	Reduced by any other Company pension benefits accrued during period of CPC service	Reduced by any other Company pension benefits	Reduced by ES Subplan and ERISA 2 benefits
Information on Executives Eligible to Retire
The following NEOs are eligible to retire, or have retired, as of December 31, 2012 under the below specified plans:

▪
If Mr. Palmer had retired on December 31, 2012, his annual CPC SERP and ERISA 2 benefits are estimated to be $299,647 (commencing January 1, 2013). His qualified plan benefits payable from the Pension Plan could not commence until Mr. Palmer attains age 65.

▪
Mr. Pitts retired on December 31, 2012. His total annual benefit amount as of December 31, 2012 (commencing January 1, 2013), combined for all pension plans, is $1,062,500 plus a supplemental benefit payable from retirement to age 62 of $4,326.

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COMPENSATION DISCUSSION AND ANALYSIS | PENSION BENEFITS

▪	If Ms. Mills had retired on December 31, 2012, her total annual benefit amount as of December 31, 2012 (commencing January 1, 2013), combined for all pension plans, is estimated to be $833,451.

▪	If Mr. Ervin had retired on December 31, 2012, his total annual benefit amount as of December 31, 2012 (commencing January 1, 2013), combined for all pension plans, is estimated to be $372,015.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 51

COMPENSATION DISCUSSION AND ANALYSIS | NONQUALIFIED DEFERRED COMPENSATION

2012 Nonqualified Deferred Compensation

Name & Principal Position	Plan Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (4) ($)
Wesley G. Bush	Deferred Compensation	0	0	249,877	0	1,765,423
Chairman, Chief Executive Officer and President	Savings Excess	422,210	211,105	420,758	0	4,134,499
James F. Palmer	Deferred Compensation	0	0	95,880	0	662,171
Corporate Vice President and Chief Financial Officer	Savings Excess	185,008	74,325	319,066	0	2,370,710
Gary W. Ervin	Deferred Compensation	0	0	0	0	0
Corporate Vice President and President, Aerospace Systems	Savings Excess	148,006	74,003	188,462	0	2,240,540
James F. Pitts	Deferred Compensation	0	0	41,695	0	564,807
Corporate Vice President and President, Electronic Systems	Savings Excess	360,016	72,003	82,420	0	1,161,740
Linda A. Mills	Deferred Compensation	0	0	135,298	0	1,144,502
Corporate Vice President and President, Information Systems	Savings Excess	586,268	69,285	267,296	0	2,600,973

(1)	NEO contributions in this column are also included in the 2012 Summary Compensation Table, under the columns entitled "Salary" and "Non-Equity Incentive Plan Compensation."

(2)	Company contributions in this column are included in the 2012 Summary Compensation Table, under the column entitled "All Other Compensation."

(3)	Aggregate earnings in the last fiscal year are not included in the 2012 Summary Compensation Table, because they are not above market or preferential.

(4)
NEO and Company contributions in this column are also included in the Summary Compensation Table. Aggregate earnings in this column are not included in the 2012 Summary Compensation Table, as they are not above market. Employee contributions for each of the NEOs as of December 31, 2012 were as follows:

▪	Mr. Bush's Savings Excess Plan account balance consists of $3,072,652 in employee contributions, as adjusted for investment returns.

▪	Mr. Palmer's SEP account balance consists of $1,995,155 in employee contributions, as adjusted for investment returns.

▪	Mr. Ervin's SEP account balance consists of $1,850,405 in employee contributions, as adjusted for investment returns.

▪	Mr. Pitts' SEP account balance consists of $918,033 in employee contributions, as adjusted for investment returns.

▪	Ms. Mills' SEP account balance consists of $2,272,258 in employee contributions, as adjusted for investment returns.
List of Deferred Compensation Plans and Descriptions
The deferred compensation plans in which the NEOs participate are listed below in alphabetical order:

▪
"Deferred Compensation" is the Northrop Grumman Deferred Compensation Plan. This plan was closed to future contributions at the end of 2010. Before 2011, eligible executives were allowed to defer a portion of their salary and bonus. No Company contributions were made to the plan.

▪
"Savings Excess" or "SEP" is the Northrop Grumman Savings Excess Plan. This plan allows the NEOs and other eligible employees to defer up to 75% of their salary and bonus beyond the compensation limits of the tax qualified plans and receive a Company matching contribution of up to 4%. The lifetime maximum amount of combined NEO and Company contributions under this plan is limited to $5,000,000 per NEO.

52 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | SEVERANCE PROGRAM

Severance Plan Benefits
Upon a "qualifying termination" (defined below) the Company will provide severance benefits to eligible NEOs under the Severance Plan for Elected and Appointed Officers of Northrop Grumman Corporation (the "Severance Plan"). Provided the NEO signs a release, he or she will receive: (i) a lump sum severance benefit equal to one and one-half times annual base salary and target bonus, (ii) continued medical and dental coverage for the severance period, (iii) income tax preparation/financial planning fees for one year and (iv) outplacement expenses up to 15% of salary, all subject to management approval. The cost of providing continued medical and dental coverage is based upon current premium costs. The cost of providing income tax preparation and financial planning is capped at $15,000 for the year of termination and the year following termination.
A "qualifying termination" means one of the following:

▪	involuntary termination, other than for cause or mandatory retirement; or

▪	election to terminate in lieu of accepting a downgrade to a non-officer position.
Mr. Bush was elected to the position of Chief Executive Officer and President effective January 1, 2010. Effective January 1, 2010, Mr. Bush agreed that he would no longer be covered by, or eligible for, benefits under the Severance Plan or under any other severance plan, program or policy of Northrop Grumman (for more information on this letter, please see the Form 8-K filed December 21, 2009).

2012 Severance Program
The set of tables below provides estimated payments and benefits that the Company would provide each NEO if his or her employment terminated on December 31, 2012 for specified reasons, assuming that the price per share of the Company's common stock is $67.58, the closing market price as of that date. These payments and benefits are payable based on:

▪	the Severance Plan;

▪	the 2001 Long-Term Incentive Stock Plan, 2011 Long-Term Incentive Stock Plan and the terms and conditions of equity awards made pursuant to such plans; and

▪	the Special Officer Retiree Medical Plan.
We summarize these arrangements before providing the estimated payment and benefit amounts in the tables. Due to the many factors that affect the nature and amount of any benefits provided upon the termination events discussed below, any actual amounts paid or distributed to NEOs may be different. Factors that may affect these amounts include timing during the year of the occurrence of the event, our stock price and the NEO's age. The amounts described below are in addition to an NEO's benefits described in the Pension Benefits and Nonqualified Deferred Compensation Tables, as well as benefits generally available to our employees such as distributions under our savings plan, disability or life insurance benefits and accrued vacation.
Terms of Equity Awards
The terms of equity awards to the NEOs under the 2001 Long-Term Incentive Stock Plan and 2011 Long-Term Incentive Stock Plan provide for accelerated vesting if an NEO's employment terminates for certain reasons. For stock options, accelerated vesting of a portion of each award results from a termination due to death, disability or early retirement (after age 55 with 10 years of service). Stock options fully vest for normal retirement at age 65 (with 10 years of service). Vesting treatment under mandatory retirement at age 65 depends on years of service and when the grant was made. An extended exercise period is also provided for options under these circumstances.
For RPSRs, accelerated vesting of a portion of each award results from a termination due to death, disability, or retirement (after age 55 with 10 years of service or mandatory retirement at age 65).
For RSRs, full vesting occurs for a termination due to death or disability and mandatory retirement at age 65 and prorated vesting for retirement (age 55 with 10 years of service). In 2010, Mr. Palmer received a retention grant of RSRs for which full vesting occurs both for a termination due to death or disability. In 2011, Mr. Ervin received a retention grant of RSRs for which full vesting occurs both for a termination due to death or disability.
For purposes of estimating the payments due under RPSRs below, Company performance is assumed to be at target levels through the close of each three-year performance period.

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COMPENSATION DISCUSSION AND ANALYSIS | SEVERANCE PROGRAM

Possible Accelerated Equity Vesting Due to Change in Control
The terms of equity awards to the NEOs under the 2001 Long-Term Incentive Stock Plan and 2011 Long-Term Incentive Stock Plan provide for possible accelerated vesting of stock options and RSRs and for prorated payments of RPSRs when the Company is involved in certain types of "change in control" events that are more fully described in such plans (e.g., certain business combinations after which the Company is not the surviving entity and the surviving entity does not assume the awards). Possible acceleration would occur with respect to options, RSRs, and prorated RPSRs in certain changes in control that results in a termination of the NEO (other than for cause) within the specified period (double trigger). The acceleration of awards require this double trigger, unless an acquiring company fails to assume the awards.
In cases where acceleration occurs under these limited change in control provisions, vested stock options that are not exercised prior to one of these changes in control may be settled in cash and terminated. Prorated payments for RPSRs made upon one of these changes in control will be based on the portion of the three-year performance period prior to the change in control. For example, if a change in control occurred on June 30 in the second year of a three-year performance period, the target number of RPSRs subject to an award would be multiplied by one-half and then multiplied by the earnout percentage that is based on the Company's performance for the first half of the performance period.
The table below provides the estimated value of accelerated equity vesting and/or payments if such a change in control had occurred on December 31, 2012. The value of the accelerated vesting was computed using only the closing market price of the Company's common stock on December 31, 2012 ($67.58), with no consideration of an earnout percentage as previously described. The value for unvested RSRs and RPSRs is computed by multiplying $67.58 by the number of unvested shares that would vest. The value of unvested stock options equals the difference between the exercise price of each option and $67.58. No value was attributed to accelerated vesting of a stock option if its exercise price was greater than $67.58.

	Stock Options	RSRs	RPSRs
Name and Principal Position	Acceleration of Vesting ($)	Acceleration of Vesting ($)	Prorated Payment ($)	Total ($)
Wesley G. Bush Chairman, Chief Executive Officer and President	3,833,414	7,274,987	5,347,268	16,455,669
James F. Palmer (1) Corporate Vice President and Chief Financial Officer	4,561,340	5,433,027	1,769,853	11,764,220
Gary W. Ervin Corporate Vice President and President, Aerospace Systems	847,514	3,865,171	1,914,271	6,626,956
James F. Pitts Corporate Vice President and President, Electronic Systems	847,514	2,413,485	1,842,028	5,103,027
Linda A. Mills Corporate Vice President and President, Information Systems	774,534	2,707,863	1,693,960	5,176,357

(1)
Under the terms of his offer letter, Mr. Palmer would also receive a lump-sum payment of approximately $1,722,200 for the present value of his monthly benefit under the Supplemental Retirement Replacement Plan.

Retiree Medical Arrangement
The Special Officer Retiree Medical Plan ("SORMP") was closed to new participants in 2007. NEOs who are vested participants in the SORMP are entitled to retiree medical benefits pursuant to the terms of the SORMP. The coverage is a continuation of the NEO's executive medical benefits plus retiree life insurance. A participant becomes vested if he or she has either five years of vesting service as an elected officer or 30 years of total service with the Company and its affiliates. A vested participant can commence SORMP benefits at retirement before age 65 if he has attained age 55 and 10 years of service. The estimated cost of the SORMP benefit reflected in the tables below is the present value of the estimated cost to provide future benefits using actuarial calculations and assumptions. Mr. Ervin and Ms. Mills are not eligible for SORMP benefits.
Change in Control Benefits
In March 2010, the Compensation Committee approved the termination of all change in control programs and agreements effective January 1, 2011. The only change in control benefits available to the NEOs are those described in the terms and conditions of the 2001 Long-Term Incentive Stock Plan and 2011 Long-Term Incentive Stock Plan.

54 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | SEVERANCE PROGRAM

Termination Payment Tables
Potential Termination Payments
Wesley G. Bush
Chairman, Chief Executive Officer and President

Executive Benefits	Voluntary Termination ($)	Involuntary Termination Not For Cause (2) ($)	Post-CIC Involuntary or Good Reason Termination ($)	Death or Disability (3) ($)
Salary	0	0	0	0
Short-term Incentives	0	0	0	0
Long-term Incentives (1)	0	0	16,455,669	16,038,761
Benefits and Perquisites
Retiree Medical and Life Insurance (2)	462,053	462,053	462,053	462,053
Medical/Dental Continuation (3)	0	0	0	0

(1)
Long-term Incentives include grants of RPSRs, stock options and RSRs. Results in a benefit under Voluntary Termination only if eligible for retirement treatment under the terms and conditions of the grants (age 55 with 10 years of service).

(2)	Similar treatment provided for certain "good reason" terminations, as described above. However, there would be no termination payment in the event of an involuntary termination for cause.

(3)	Retiree medical value reflects cost associated with disability. If termination results from death, the retiree medical insurance expense would be less than the disability amount indicated.
Potential Termination Payments
James F. Palmer
Corporate Vice President and Chief Financial Officer

Executive Benefits	Voluntary Termination ($)	Involuntary Termination Not For Cause (2) ($)	Post-CIC Involuntary or Good Reason Termination ($)	Death or Disability (3) ($)
Salary	0	1,275,122	0	0
Short-term Incentives	0	1,275,122	0	0
Long-term Incentives (1)	0	0	11,764,219	9,803,080
Benefits and Perquisites
Retiree Medical and Life Insurance (3)	229,699	229,699	229,699	229,699
Medical/Dental Continuation	0	29,975	0	0
Financial Planning/Income Tax	0	15,000	0	0
Outplacement Services	0	127,512	0	0

(1)
Long-term Incentives include grants of RPSRs, stock options and RSRs. Results in a benefit under Voluntary Termination only if eligible for retirement treatment under the terms and conditions of the grants (age 55 with 10 years of service).

(2)	Similar treatment provided for certain "good reason" terminations, as described above. However, there would be no termination payment in the event of an involuntary termination for cause.

(3)	Retiree medical value reflects cost associated with disability. If termination results from death, the retiree medical insurance expense would be less than the disability amount indicated.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 55

COMPENSATION DISCUSSION AND ANALYSIS | SEVERANCE PROGRAM

Potential Termination Payments
Gary W. Ervin
Corporate VP & President, Aerospace Systems

Executive Benefits	Early Retirement ($)	Involuntary Termination Not For Cause (2) ($)	Post-CIC Involuntary or Good Reason Termination ($)	Death or Disability ($)
Salary	0	1,275,120	0	0
Short-term Incentives	0	1,275,120	0	0
Long-term Incentives (1)	3,589,690	3,589,690	6,626,955	6,522,729
Benefits and Perquisites
Retiree Medical and Life Insurance	0	0	0	0
Medical/Dental Continuation	0	29,975	0	0
Financial Planning/Income Tax	0	15,000	0	0
Outplacement Services	0	127,512	0	0

(1)
Long-term Incentives include grants of RPSRs and stock options. Results in a benefit under Voluntary Termination only if eligible for retirement treatment under the terms and conditions of the grants (age 55 with 10 years of service).

(2)	Similar treatment provided for certain "good reason" terminations, as described above. However, there would be no termination payment in the event of an involuntary termination for cause.
Termination Payments
James F. Pitts
Corporate VP & President, Electronic Systems

Executive Benefits	Early Retirement ($)
Long-term Incentives (1)	6,037,911
Benefits and Perquisites
Retiree Medical and Life Insurance	295,775

(1)
Long-term Incentives include grants of RPSRs, stock options and RSRs. Includes amounts related to the modification of RPSRs that were granted in 2011 and 2012 to provide for vesting following retirement, subject to compliance with a non-compete agreement.

56 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | SEVERANCE PROGRAM

Potential Termination Payments
Linda A. Mills
Corporate VP & President, Information Systems

Executive Benefits	Early Retirement ($)	Involuntary Termination Not For Cause (2) ($)	Post-CIC Involuntary or Good Reason Termination ($)	Death or Disability ($)
Salary	0	1,162,575	0	0
Short-term Incentives	0	1,162,575	0	0
Long-term Incentives (1)	3,203,688	3,203,688	5,176,357	5,082,548
Benefits and Perquisites
Retiree Medical	0	0	0	0
Medical/Dental Continuation	0	29,975	0	0
Financial Planning/Income Tax	0	15,000	0	0
Outplacement Services	0	116,258	0	0

(1)
Long-term Incentives include grants of RPSRs, Stock Options and RSRs. Results in a benefit under Voluntary Termination only if eligible for retirement treatment under the terms and conditions of the grants (age 55 with 10 years of service).

(2)	Similar treatment provided for certain "good reason" terminations, as described above. However, there would be no termination payment in the event of an involuntary termination for cause.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 57

PROPOSAL TWO: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs. Our executive compensation is described in the Compensation Discussion and Analysis and accompanying tables on pages 28 through 57 of this Proxy Statement. This advisory vote, commonly known as "say on pay," gives our shareholders the opportunity to express their view on our 2012 executive compensation programs and policies for our NEOs. The vote does not address any specific item of compensation and is not binding on the Board; however, as an expression of our shareholders' view, the Compensation Committee seriously considers the vote when making future executive compensation decisions.
We believe our compensation programs utilize responsible, measured pay practices and effectively incentivize our executives to fully dedicate themselves to value creation for our shareholders, customers and employees.
In 2012, we again achieved top-quartile performance based on pension-adjusted Operating Margin ("OM") rate and Free Cash Flow conversion ("FCF") within a peer group of the nine largest aerospace and defense companies in the U.S. and Europe, the Performance Peer Group. 2012 performance highlights include the following:

▪
Earnings per share from continuing operations increased 5% to $7.81. Adjusting 2012 and 2011 earnings per share for net FAS/CAS pension income, earnings per share from continuing operations increased 15%.

▪
Growth in pension-adjusted earnings per share principally reflects the improved performance of our businesses and a lower weighted average share count. These positive trends more than offset the impact of lower revenue and a higher effective tax rate.

▪
Our businesses generated $121 million more segment operating income, and as a percent of sales, our Segment OM rate expanded 100 basis points to 12.6%. Our pension-adjusted OM rate also increased 100 basis points to 11.9%, which represents top-quartile performance in our industry as measured against our Performance Peer Group.

▪
Before discretionary pension contributions, we generated approximately $2.8 billion of cash from operations and FCF totaled $2.5 billion, or 126% of net income from continuing operations, which represents top-quartile performance as measured against our Performance Peer Group.

▪
We returned more than $1.8 billion, or 80% of reported free cash flow, to shareholders. We repurchased 20.9 million shares for $1.3 billion and paid $535 million in dividends, which included a 10% increase in our dividend to an annualized rate of $2.20 per share, our ninth consecutive annual dividend increase.

▪	Our new business awards totaled $26.5 billion, or 1.05 times sales, and our total backlog increased 3% to $40.8 billion.
We understand that our shareholders measure our annual and long-term performance against our industry and other peer groups. We also benchmark our pay programs against industry competitors to enable the attraction and retention of leadership, critical to the achievement of business goals. Therefore, the key elements of our compensation approach are primarily performance-based, and approximately 86% of total NEO compensation in 2012 was variable.
To demonstrate the alignment of our compensation programs with shareholder interests and industry practice:

▪	Three years ago, we established peer-based financial goals. In 2012, we increased the difficulty of achieving target performance for our financial goals.

▪	For a second consecutive year, we did not increase the base salaries of our NEOs.

▪
In response to shareholder preference for full-value equity grants, we did not grant stock options to our executives in 2012. Annual equity grants for NEOs are a mix of RPSRs (performance awards) (70%) measured on relative TSR performance over a three-year period and RSRs (time-vested restricted stock) (30%), which vest at the end of a three-year period.

▪
Beginning with the 2012 equity grants, we reduced the maximum payout of the RPSR award from 200% to 150% of the RPSR award value granted. These RPSR awards are based on relative TSR performance over the performance period. Even if our relative TSR performance is above peer benchmarks, our payout is capped at 100% if our absolute TSR is negative.

▪
We established stock ownership guidelines for all officers. The CEO must hold equity value equal to at least seven times his base salary, and the other NEOs must hold equity value equal to at least three times their base salary.

▪
In addition to individual stock ownership requirements, any grant that was issued in 2010 or after is subject to a mandatory holding period requiring 50% of net shares (after-tax) acquired to be held for three years after the vesting date.

▪	We have no change in control agreements or tax gross-ups in connection with a change in control.
We urge shareholders to read our 2012 Form 10-K, as filed with the SEC on February 5, 2013. This describes our business and 2012 financial results in more detail.

58 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

PROPOSAL TWO: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Recommendation
The Compensation Committee and the Board believe the compensation of our executives is aligned to performance, is sensitive to our share price, appropriately motivates and retains our executives, and is a competitive advantage in attracting and retaining the high caliber talent necessary to drive our business forward and build sustainable value for our shareholders:
"RESOLVED, that, as an advisory matter, the shareholders of Northrop Grumman Corporation approve the compensation paid to the Company's named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion."
Vote Required
Approval of Proposal Two requires that the votes cast "for" the proposal exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL TWO.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 59

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee proposes and recommends that the shareholders ratify the Audit Committee's appointment of Deloitte & Touche LLP ("Deloitte") as our independent auditor for 2013. Deloitte served as our independent auditor for 2012. Although ratification is not required by our Bylaws or otherwise, the Audit Committee is submitting the selection of Deloitte to shareholders as a matter of good corporate governance. If the shareholders fail to ratify the appointment of Deloitte, the Audit Committee will consider this in its selection of auditors for the following year. A representative from Deloitte will attend the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.
Fees Billed By the Independent Auditor
The following table summarizes aggregate fees billed for the years ended December 31, 2012 and 2011 by Deloitte, the member firms of Deloitte Touche Tohmatsu and their respective affiliates:

	2012	2011
Audit Fees (a)	$13,345,000	$13,394,000
Audit-Related Fees (b)	770,000	738,500
Tax-Related Fees (c)	730,000	1,055,000
All Other Fees	—	—
Total Fees	$14,845,000	$15,187,500

(a)
Audit fees for 2012 and 2011 each reflect fees of $11,900,000 for the consolidated financial statement audits and include the audit of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees for 2012 and 2011 also include $1,445,000 and $1,321,000, respectively, for foreign statutory audits. Fees for foreign statutory audits are reported in the year in which the audits are performed. For example, foreign statutory audit fees reported in 2012 relate to audits of the Company's foreign entities for the fiscal year ended 2011. The remaining 2011 audit fees relate to audit services associated with our Form 8-K filing in connection with our presentation of our former shipbuilding business as discontinued operations and our Form S-3 and Form S-8 registration statements.

(b)
Audit-related fees reflect fees for services that are reasonably related to the performance of the audit or review of the Company's financial statements, including fees related to independent assessment of controls concerning outsourcing activities of $770,000 for 2012 and $690,500 for 2011. The remaining fees for 2011 relate to attestations that are not required by statute or regulations. Audit-related fees exclude fees that totaled $1,346,000 for 2012 and $1,267,000 for 2011 related to benefit plan audits which are paid for by the plans.

(c)
Tax-related fees during 2012 and 2011 reflect fees of $730,000 and $1,055,000, respectively, for services concerning foreign income tax compliance, foreign Value Added Tax compliance and other tax compliance matters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
It is the Audit Committee's policy to pre-approve all audit and permitted non-audit services provided by any independent auditor in order to ensure that the provision of these services does not impair the independent auditor's independence. These services may include audit services, audit-related services, tax-related services and other services. Pre-approval may be given at any time up to a year before commencement of the specified service. Any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority for any individual project up to a pre-determined amount to the Chairperson of the Audit Committee.
The decisions of the Chairperson to pre-approve a permitted service are reported to the Audit Committee at its next meeting. The independent auditor and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval policy, as well as the fees for the services performed to date.
The Audit Committee approved all audit and non-audit services provided by Deloitte, the member firms of Deloitte Touche Tohmatsu and their respective affiliates during 2012 and 2011, in each case before being engaged to provide those services.
Vote Required
Approval of this proposal requires that the votes cast "for" the proposal must exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL THREE.

60 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities over the Company's accounting, auditing and financial reporting processes and risk management process, and for monitoring compliance with certain regulatory and compliance matters. The Audit Committee's written charter describes the Audit Committee's responsibilities and has been approved by the Board of Directors.
Management is responsible for preparing the Company's financial statements and for the financial reporting process, including evaluating the effectiveness of the Company's disclosure controls and procedures and internal control over financial reporting.
Deloitte & Touche LLP ("Deloitte"), the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America, and on the effectiveness of the Company's internal control over financial reporting.
In connection with the preparation of the Company's financial statements as of and for the year ended December 31, 2012, the Audit Committee reviewed and discussed the audited financial statements with the Company's Chief Executive Officer, Chief Financial Officer and Deloitte. The Audit Committee also discussed with Deloitte the communications required under applicable professional auditing standards and regulations and, with and without management present, discussed and reviewed the results of Deloitte's examination of the financial statements. Additionally, the Audit Committee discussed with the Company's internal auditors the results of their audits completed during 2012.
The Audit Committee received the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with Deloitte that firm's independence from the Company.
Based on the Audit Committee's review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for 2012 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC. The Audit Committee also reappointed Deloitte to serve as the Company's independent auditors for 2013, and requested that this appointment be submitted to shareholders for ratification at the Annual Meeting.
AUDIT COMMITTEE
STEPHEN E. FRANK, CHAIRMAN
VICTOR H. FAZIO
MADELEINE A. KLEINER
AULANA L. PETERS
GARY ROUGHEAD
THOMAS M. SCHOEWE

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 61

PROPOSAL FOUR: SHAREHOLDER PROPOSAL

The Congregation of Sisters of St. Agnes, 320 County Road K, Fond du Lac, Wisconsin 54937, a beneficial owner of 72 shares of common stock of the Company, and American Federation of State, County and Municipal Employees, AFL-CIO Employees Pension Plan, 1625 L Street, N.W., Washington, D.C. 20036, a beneficial owner of 41,583 shares of common stock of the Company, the proponents of a shareholder proposal, have stated that the proponents intend to present a proposal at the Annual Meeting. The proposal and support statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the proposal for the reasons stated after this proposal.
Proponent's Resolution
Whereas, corporate lobbying exposes our company to risks that could affect the company's state goals, objectives, and ultimately shareholder value, and
Whereas, we rely on the information provided by our company to evaluate goals and objectives, and we, therefore, have a strong interest in full disclosure of our company's lobbying to assess whether our company's lobbying is consistent with its expressed goals and in the best interests of shareholders and long-term value;
Resolved, the shareholders of Northrop Grumman Corporation ("Northrop Grumman") request the Board authorize the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Northrop Grumman used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Northrop Grumman's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.
For purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by a trade association or other organization of which Northrop Grumman is a member.
Both "direct and indirect lobbying" and "grassroots lobbying communications" included efforts at the local, state and federal levels.
The report shall be presented to the Audit Committee or other relevant oversight committees of the Board and posted to the Company's website.
Supporting Statement
As shareholders, we encourage transparency and accountability in the use of staff time and corporate funds to influence legislation and regulation both directly and indirectly. We believe such disclosure is in shareholders' best interests. Without adequate accountability, company assets could be used inappropriately or for objectives contrary to Northrop Grumman's long-term interests. For example, Northrop Grumman faced negative publicity for paying an employee lobbyist a $500,000 bonus right before the employee took a job working for the chairman of the House Armed Services Committee ("Northrop Grumman's Bonus to a House Committee Staffer Looks Like a Big Fat Bribe," Business Insider, June 13, 2012).
Northrop Grumman spent approximately $28.5 million in 2010 and 2011 on direct federal lobbying activities (Senate reports). These figures do not include lobbying expenditures to influence legislation in states. Northrop Grumman does not disclose its trade association payments, and it is unclear whether its disclosure of dues used for lobbying includes all payments made to trade associations. Northrop Grumman does not disclose membership in tax-exempt organizations that write and endorse model legislation, such as the American Legislative Exchange Council.
We encourage our Board to require comprehensive disclosure related to direct, indirect and grassroots lobbying.
BOARD OF DIRECTORS' RESPONSE
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
Northrop Grumman's Board of Directors believes it is important that, as a leading provider of solutions that protect our national security, the Company participates in the democratic process, at the federal, state and local level, and engages in the debate on various public policies relating to national security and our operations.

62 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

PROPOSAL FOUR: SHAREHOLDER PROPOSAL

The Board of Directors believes that it is essential that the Company's participation in the political process is fully consistent with all applicable laws and regulations, our principles of good governance, and our high standards of ethical conduct. Consistent with those overarching objectives, the Board supports broad transparency into the Company's political contributions and expenditures.
At the federal level, the Company itself does not make any direct contributions or expenditures in support of candidates for federal office. In addition, the Board of Directors has made clear that as a matter of policy, the Company also shall not engage in independent political expenditures that expressly advocate for the election or defeat of a federal candidate. Any exception to that policy requires specific approval by the Policy Committee of the Board of Directors.
The Company administers the Employees of Northrop Grumman Political Action Committee (ENGPAC), in which employees of the Company who are eligible under law can voluntarily participate, consistent with federal election laws. In addition to supporting the election campaigns of individual candidates, ENGPAC supports national political organizations and leadership political action committees.
At the state and local level, the Company also has concluded that as a matter of policy, it will not make any direct contributions to candidates or their political action committees. The Company will limit its contributions to national level associations of state-wide elected officials to help ensure that our perspective is represented on matters of state and local policy.
The Board supports the Company's involvement in trade, industry and civic groups and associations that generally promote and address the Company's corporate interests as well as provide technical, business, professional or other expertise. Some of these groups and associations use a portion of membership dues for lobbying. When these groups and associations engage in political activity or advocacy, however, they do not necessarily represent the positions of the Company or other individual members.
As noted above, the Company supports transparency into its political activities, including especially political contributions or expenditures. The Company also wants to respond to shareholder concerns regarding accessibility and the adequacy of our transparency. As a result, during 2012 and 2013, the Company enhanced our website to provide even greater transparency into the Company's political expenditures and contributions. These enhancements include:

▪	Adding a list of specific ENGPAC contributions for the prior calendar year;

▪	Adding a list of specific direct political contributions to national level gubernatorial associations for the prior calendar; and

▪
Adding a list of trade associations to which the Company paid $25,000 or more in annual dues in the prior year, including the portion of the Company's dues that the association has estimated is used for lobbying.

To promote effective oversight and strong governance, the Policy Committee of the Board of Directors regularly reviews and monitors the Company's government relations strategy and the manner in which the Company conducts its government relations activities. The Policy Committee also reviews the governance and compliance of the political action committee (ENGPAC) and the Company's policies and practices with respect to political contributions. Management of the Company's participation in the political process is the responsibility of the Corporate Vice President, Government Relations, who reports directly to the CEO.
As noted above, although legally permissible, the Board of Directors determined that as a matter of policy, the Company would not engage in independent political expenditures that expressly advocate for the election or defeat of a federal candidate. Any exception to that policy would require specific approval by the Policy Committee of the Board of Directors and would have to be consistent with the interests of Northrop Grumman's shareholders and all applicable laws.
ENGPAC has a strong governance structure that includes two levels of oversight. The ENGPAC Steering Committee, comprised of Corporate Vice Presidents, reviews ENGPAC activity and the policies and procedures governing the administration of ENGPAC. The ENGPAC Advisory Committee, including representatives from each sector, meets monthly to provide support for ENGPAC activities within the sectors. To enhance compliance, an external firm with expertise in political action committees conducts a review before distribution of ENGPAC funds.
We believe that the manner in which the Company approaches political activities, including the role of our Board and recent enhancements to our website, substantially address many of the concerns underlying the proposal. With respect to transparency in particular, as discussed above, we disclose all contributions to federal candidates that are made by ENGPAC. We also list all direct contributions to national level gubernatorial associations on our website. Finally, for each association to which the Company pays dues in excess of $25,000, we disclose the portion of dues that we are informed the association estimates is used for lobbying. We do not generally have insight into other more specific trade association expenditures with which the proponents may be concerned, nor do we feel that disclosure of such data would significantly benefit our shareholders. However, in the event that the Company does make payments to trade associations that are designated for specific political purposes and are beyond the annual dues, the Company intends to disclose such contributions annually.
More generally, to the extent the proposal would require the Company to obtain and publicly release information beyond what we currently provide, it appears such additional information would largely be either not accessible to the Company or difficult to

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 63

PROPOSAL FOUR: SHAREHOLDER PROPOSAL

identify and compile, as well as proprietary. We believe that adopting this proposal would cause the Company to incur significant costs. The Board does not believe it would be in the best interests of our shareholders to require public disclosure of such additional information.
The Board of Directors believes that the breadth of information the Company publicly provides - both voluntarily and as a matter of federal, state and local legal requirements -- coupled with extensive management and Board oversight of the Company's political activities and industry group memberships, provide our shareholders strong controls and transparency.
Vote required
Approval of this proposal requires that the votes cast "for" the proposal must exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.
FOR THESE REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL NUMBER FOUR.

64 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

PROPOSAL FIVE: SHAREHOLDER PROPOSAL

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, a beneficial owner of 100 shares of common stock of the Company, the proponent of a shareholder proposal, has stated that the proponent intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the proposal for the reasons stated after this proposal.
Proponent's Resolution
Proposal 5 - Independent Board Chairman
RESOLVED: Shareholders request that our board of directors adopt a policy that, whenever possible, the chairman of our board of directors shall be an independent director. An independent director is a director who has not previously served as an executive officer of our Company. This policy should be implemented so as not to violate any contractual obligations in effect when this resolution is adopted. The policy should also specify how to select a new independent chairman if a current chairman ceases to be independent between annual shareholder meetings. To foster flexibility, this proposal gives the option of being phased in and implemented when our next CEO is chosen.
When our CEO is our board chairman, this arrangement can hinder our board's ability to monitor our CEO's performance. Many companies already have an independent Chairman. An independent Chairman is the prevailing practice in the United Kingdom and many international markets. This proposal topic won 50%-plus support at three major U.S. companies in 2012 including 55% support at Sempra Energy.
This is proposal is particular important because we had a weak so-called Lead Independent Director in Lewis Coleman of DreamWorks Animation. Mr. Coleman received $5 million related to his security that included his housing and his DreamWorks related travel by corporate jet. It was difficult to consider Mr. Coleman independent when our company was so responsible for his VIP travel, security and lifestyle. Mr. Coleman seemed to announce his departure abruptly in November 2012 because there was no word on his replacement.
This proposal should also be evaluated in the context of our Company's overall corporate governance as reported in 2012:
GMI/The Corporate Library, an independent investment research firm, rated our company "D" with "High Governance Risk." Also, "High Concern" in Executive Pay - $26 million for our CEO Wesley Bush at a company too big to fail.
Meanwhile, 500 Southern California employees were laid off. And our directors did not turnaround any or most of the low-hanging fruit of strengthening our corporate governance some of which is highlighted in this proposal, which does not require a single layoff or layoff related expense.
Mr. Bush received $7 million in stock options and restricted stock rights that simply vest over time without even job performance requirements. Mr. Bush's equity pay should have job performance requirements in order to align it with shareholder interests and market-priced stock options could provide rewards due to a rising market alone, regardless of Mr. Bush's job performance.
Eight of our directors received double-digits in negative votes. As a comparison certain directors showed that they could get less than 1% in negative votes. The double-digit directors controlled 100% of our executive pay committee and 80% of our nomination committee. And our nomination committee seems to have had an affinity for recruiting directors with experience at companies that went bankrupt - like Karl Krapek from Visteon Corporation and Stephen Frank from Washington Mutual.
Please encourage our board to respond positively to this proposal to protect shareholder value:
Independent Board Chairman - Proposal 5
BOARD OF DIRECTORS' RESPONSE
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
The Board of Directors opposes this proposal because it deprives the Board of important flexibility in determining the most effective leadership structure to serve the interests of the Company and its shareholders. The Board believes the Company is best served when it retains this flexibility.
Under the Company's current Principles of Corporate Governance, the Board has the authority to determine whether the positions of Chair and Chief Executive Officer should be held by the same or different persons. The Board has the flexibility to consider what is best for the Company and its shareholders, in light of all facts and circumstances known to the Board. In today's environment, having considered the experience of the management team, the challenges facing the Company, and the evolving environment in which we operate, the Board has concluded that having the CEO also serve as Chair best positions the Company to be innovative, compete successfully and advance shareholder interests. The Board believes it is important, especially in our changing and challenging environment, to retain the flexibility to determine which structure is most effective.
The Board also does not believe the proposed change is necessary to ensure that the Board effectively monitors the performance of the CEO, contrary to what the proponent suggests. Today, eleven of the Company's twelve directors are independent,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 65

PROPOSAL FIVE: SHAREHOLDER PROPOSAL

and the Board regularly holds scheduled sessions of the independent directors at each Board meeting. The Chairs and all members of the Compensation, Governance and Audit Committees are independent directors. The independent directors have ample opportunity to, and regularly do, assess the performance of the CEO and provide meaningful direction.
When the Chair is not independent, the Company's bylaws specifically provide that the independent directors of the Board may designate a Lead Independent Director from among them. The Board has repeatedly exercised that authority and Donald F. Felsinger currently serves as our Lead Independent Director.
In 2012 the Board revised our Principles of Corporate Governance to prescribe more clearly the role of our Lead Independent Director. Among other duties, the Principles of Corporate Governance specify that the Lead Independent Director shall:

▪	preside at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors;

▪	serve as liaison between the Chair and the independent directors;

▪	approve meeting agendas and information sent to the Board and advise the Chair on these matters;

▪	approve the schedule of Board meetings to assure that there is sufficient time for discussion of all agenda items and advise the Chair on these matters;

▪	call meetings of the independent directors;

▪	interview, along with the Chair of the Board and the Chair of the Governance Committee, Board candidates and make recommendations to the Committee and the Board; and

▪
if requested by major shareholders, ensure that he or she is available for consultation and direct communication. Any shareholder can communicate with the Lead Independent Director (or any of the directors) as described on page 14 of this Proxy Statement and on the Company's website.

The designation of a Lead Independent Director by the independent directors of the Board demonstrates the Board's continuing commitment to strong corporate governance, Board independence and the important role of Lead Independent Director.
The Board believes that the Company's balanced and flexible corporate governance structure, including a Lead Independent Director with comprehensive and meaningful duties, makes it unnecessary and ill advised to have an absolute requirement that the Chair be an independent director. The Board believes that adopting such a rule would only limit the Board's ability to select the director it believes best suited to serve as Chair of the Board, and is not in the best interests of the Company and its shareholders.
Vote required
Approval of this proposal requires that the votes cast "for" the proposal must exceed the votes cast "against" the proposal. Abstentions and broker non-votes will have no effect on this proposal.
FOR THESE REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL NUMBER FIVE.

66 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

MISCELLANEOUS

Voting on Other Matters
We are not aware of any other business to be transacted at the Annual Meeting. Our Bylaws outline procedures, including minimum notice provisions, for shareholder nominations of directors and submission of other shareholder business to be transacted at the Annual Meeting. A copy of the pertinent Bylaw provisions is available on request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. Our Bylaws are also available in the Investor Relations section of our website at www.northropgrumman.com. If any other business properly comes before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.
Proposals of Shareholders for the 2014 Annual Meeting
Any shareholder who intends to present a proposal at the 2014 Annual Meeting must deliver the proposal to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:

▪	not later than December 6, 2013, if the proposal is submitted for inclusion in the Company's proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

▪
not earlier than December 6, 2013 and not later than January 5, 2014, if the proposal is submitted pursuant to the Bylaws, but not pursuant to Rule 14a-8, in which case we are not required to include the proposal in our proxy materials.

Any shareholder who wishes to introduce a proposal should review our Bylaws and applicable proxy rules of the SEC.
Shareholder Nominees for Director Election at the 2014 Annual Meeting
Any shareholder who intends to nominate a person for election as a director at the 2014 Annual Meeting must deliver a notice of such nomination (along with certain other information required by our Bylaws) to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042, not earlier than December 6, 2013 and not later than January 5, 2014.
Householding Information
Some banks, brokers and other nominee record holders may be participating in the practice of "householding." This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in a household. We will promptly deliver a separate copy to a shareholder upon written or oral request to the Corporate Secretary at the following address: Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042 (703) 280-2900. To receive separate copies of the notice in the future, or if a shareholder is receiving multiple copies and would like to receive only one copy for the household, the shareholder should contact his or her bank, broker or other nominee record holder, or may contact the Corporate Secretary at the above address.
Cost of Soliciting Proxies
We will pay all costs of soliciting proxies. We have made arrangements with brokerage houses and other custodians, nominees and fiduciaries to make proxy materials available to beneficial owners. We will, upon request, reimburse them for reasonable expenses incurred. We have retained D.F. King & Co, Inc. of New York at an estimated fee of $17,000, plus reasonable disbursements to solicit proxies on our behalf. Our officers, directors and regular employees may solicit proxies personally, by means of materials prepared for shareholders and employee-shareholders or by telephone or other methods to the extent deemed appropriate by the Board of Directors.
No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received. We therefore urge shareholders to give voting instructions without delay.
Use of Non-GAAP Financial Measures
This Proxy Statement contains non-GAAP financial measures, as defined by SEC Regulation G. While we believe that these non-GAAP financial measures may be useful in evaluating our financial information, they should be considered as supplemental in nature and not as a substitute for financial information prepared in accordance with GAAP. Definitions for the non-GAAP measures contained in this Proxy Statement and reconciliations are provided below. Other companies may define these measures differently or may utilize different non-GAAP measures.
Cash provided by continuing operations before discretionary pension contributions: Cash provided by continuing operations before the after-tax impact of discretionary pension contributions. Cash provided by continuing operations before discretionary pension contributions has been provided for consistency and comparability of 2012 and 2011 financial performance and is reconciled below.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 67

MISCELLANEOUS

Free cash flow provided by continuing operations: Cash provided by continuing operations less capital expenditures (including outsourcing contract & related software costs). We use free cash flow from continuing operations as a key factor in our planning for, and consideration of, strategic acquisitions, stock repurchases and the payment of dividends. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. Free cash flow from continuing operations is reconciled below.
Free cash flow provided by continuing operations before discretionary pension contributions: Free cash flow from continuing operations before the after-tax impact of discretionary pension contributions. We use free cash flow from continuing operations before discretionary pension contributions as a key factor in our planning for, and consideration of, strategic acquisitions, stock repurchases and the payment of dividends. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. Free cash flow from continuing operations before discretionary pension contributions is reconciled below.
Net FAS/CAS pension income: Pension expense determined in accordance with GAAP less pension expense allocated to the operating segments under U.S. Government Cost Accounting Standards ("CAS"). Net pension income is presented below.
After-tax net pension adjustment per share: The per share impact of the net pension adjustment as defined above, after tax at the statutory rate of 35%, provided for consistency and comparability of 2012 and 2011 financial performance as presented below.
Pension-adjusted diluted EPS from continuing operations: Diluted EPS from continuing operations excluding the after-tax net pension adjustment per share, as defined above. These per share amounts are provided for consistency and comparability of operating results. Management uses pension-adjusted earnings per share from continuing operations, as reconciled below, as an internal measure of financial performance.
Pension-adjusted operating income: Operating income before net pension adjustment as reconciled below. Management uses pension-adjusted operating income as an internal measure of financial performance.
Pension-adjusted operating margin rate: Pension-adjusted operating income as defined above, divided by sales. Management uses pension-adjusted operating margin rate, as reconciled below, as an internal measure of financial performance.
Segment operating income: Total earnings from our four segments including allocated pension expense recognized under CAS. Reconciling items to operating income are unallocated corporate expenses, including unallowable or unallocable portions of management and administration, legal, environmental, certain compensation and retiree benefits, and other expenses; net pension adjustment; and reversal of royalty income included in segment operating income. Management uses segment operating income, as reconciled below, as an internal measure of financial performance of our individual operating segments.
Segment operating margin rate: Segment operating income as defined above, divided by sales. We use segment operating margin rate, as reconciled below, as an internal measure of financial performance.
Reconciliation of Non-GAAP Financial Measures

	Total Year
($M)	2012	2011
Cash provided by continuing operations before discretionary pension contributions	$2,833	$2,995
After-tax discretionary pension pre-funding impact	(193)	(648)
Cash provided by continuing operations	2,640	2,347
Less:
Capital expenditures	(331)	(492)
Free cash flow provided by continuing operations	2,309	1,855
After-tax discretionary pension pre-funding impact	193	648
Free cash flow provided by continuing operations before discretionary pension contributions	$2,502	$2,503

68 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT

MISCELLANEOUS

	Total Year
($M)	2012	2011
Segment Operating Income	$3,176	$3,055
Segment operating margin rate	12.6%	11.6%
Reconciliation to operating income
Unallocated corporate expenses	$(168)	$(166)
Net FAS/CAS pension income	132	400
Other	(10)	(13)
Operating income	$3,130	$3,276
Operating margin rate	12.4%	12.4%
	Total Year
($M)	2012	2011
Pension-adjusted Operating Highlights
Operating income	$3,130	$3,276
Net FAS/CAS pension income	(132)	(400)
Pension-adjusted operating income	$2,998	$2,876
Pension-adjusted operating martin rate	11.9%	10.9%
	Total Year
	2012	2011
Pension-adjusted Per Share Data
Diluted EPS from continuing operations	$7.81	$7.41
After-tax net pension adjustment per share	(0.34)	(0.92)
Pension-adjusted diluted EPS from continuing operations	$7.47	$6.49

Jennifer C. McGarey
Corporate Vice President and Secretary
April 5, 2013
NOTICE: THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012 ON FEBRUARY 5, 2013. SHAREHOLDERS OF RECORD ON MARCH 19, 2013 MAY OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE FROM THE CORPORATE SECRETARY, NORTHROP GRUMMAN CORPORATION, 2980 FAIRVIEW PARK DRIVE, FALLS CHURCH, VIRGINIA 22042.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2013 PROXY STATEMENT I 69

Dulles Int'l Airport
VA-7
VA-267
I-495
Langley
McLean
Arlington
VA-267
VA-7
Vienna
Washington DC
US-50
I-66
I-66
Arlington
I-295
VA-7
Fairfax
US-1
Reagan Nat'l Airport
I-495
Annandale
I-395
Alexandria
I-66
I-66
Gallows Rd.
I-495
US-29/Lee Hwy.
US-29/Lee Hwy.
Fairview Park Dr.
Northrop Grumman Corporate Offices
US-50/Arlington Blvd.
US-50/Arlington Blvd.
Annandale Rd.
Gallows Rd.
I-495

Northrop Grumman Corporate Offices
2980 Fairview Park Drive
Falls Church, VA 22042

From Dulles International Airport (IAD)

- Take the Dulles Airport Access Road.
- Merge onto VA-267 East toward I-495/Exit 18-19/ VA-123 Baltimore/Richmond (portions toll).
- Merge onto I-495 South via Exit 18 toward Richmond. Take US-50 East/Arlington Blvd., Exit 50A-B, toward Arlington.
- Keep right before the ramp onto US-50 East and follow signs for Fairview Park North.
- Take the Fairview Park ramp and turn slight left onto Fairview Park Drive. The office is the first building on your left. Turn left to access the parking lot.

From Reagan National Airport (DCA)

- Take the ramp onto George Washington Memorial Parkway North.
- Take the I-395 South exit toward Richmond. Quickly merge left onto I-395 South.
- Take exit 8A onto VA-27 West Washington Blvd./ South Arlington Ridge Road. Stay left on Washington Blvd. until the exit for US-50 West.
- Exit onto US-50 West/Arlington Blvd. toward Falls Church. You will stay on US-50 West.
- Just before I-495, take the exit toward Fairview Park North. Stay towards the right.
- Turn right onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

From Baltimore Washington Airport (BWI)

- Exit BWI and take the I-95 South.
- Take Exit 27, merge onto the I-495 West towards Silver Spring.
- Keep right before the ramp onto US-50 East and follow signs for Fairview Park North.
- Turn left onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

From the I-495 Capital Beltway

- From I-495, take Exit 50B for US-50 East/Arlington Blvd. toward Arlington.
- Follow the off ramp.
- Stay in center lane as you follow signs for Fairview Park North (do not take the left lane towards US-50 East or the right lane towards Fairview Park South).
- Turn left onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

INFORMATION ABOUT ANNUAL MEETING ADMISSION

In order to attend the Annual Meeting, proof of stock ownership, as well as a form of personal photo identification, must be presented. Once arriving at Northrop Grumman Corporate Headquarters, please follow the instructions below:

- Enter the six-level parking garage from the main driveway (located at the traffic light on Fairview Park Drive) using the right-hand entry lane with the guardhouse. Identify yourself as a shareholder attending the Annual Meeting to gain entrance to the parking garage.
- Follow the Shareholders' Meeting signage for parking on Level P5 of the garage.
- Enter the building through the walkway bridge on Level P5 of the garage.

THE VALUE OF *PERFORMANCE.*

NORTHROP GRUMMAN

2980 Fairview Park Drive
Falls Church, VA 22042-4511
www.northropgrumman.com

NORTHROP GRUMMAN

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IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 AM, Eastern Time, on May 15, 2013.

Vote by Internet

- Go to **www.envisionreports.com/noc**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Wesley G. Bush	☐	☐	☐	05 - Bruce S. Gordon	☐	☐	☐	09 - Aulana L. Peters	☐	☐	☐
02 - Victor H. Fazio	☐	☐	☐	06 - Madeleine A. Kleiner	☐	☐	☐	10 - Gary Roughead	☐	☐	☐
03 - Donald E. Felsinger	☐	☐	☐	07 - Karl J. Krapek	☐	☐	☐	11 - Thomas M. Schoewe	☐	☐	☐
04 - Stephen E. Frank	☐	☐	☐	08 - Richard B. Myers	☐	☐	☐	12 - Kevin W. Sharer	☐	☐	☐

	For	Against	Abstain
2. Proposal to approve, on an advisory basis, the compensation of Named Executive Officers.	☐	☐	☐
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2013.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposals 4 and 5.

	For	Against	Abstain
4. Shareholder proposal regarding additional disclosure of lobbying activities.	☐	☐	☐
5. Shareholder proposal regarding independent Board chairman.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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01KUPD

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

MAY 15, 2013, 8:00 A.M.
Northrop Grumman Corporation Corporate Headquarters
2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2013 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 15, 2013, at 8:00 a.m. (Eastern Daylight Time) at the Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, and at any and all adjournments or postponements thereof (the "Meeting"), as herein specified and in such proxyholder's discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "AGAINST" PROPOSALS 4 AND 5.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 12, 2013 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on the other side)

C **Non-Voting Items**

Change of Address — Please print new address below.

NORTHROP GRUMMAN

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Wesley G. Bush	☐	☐	☐
02 - Victor H. Fazio	☐	☐	☐
03 - Donald E. Felsinger	☐	☐	☐
04 - Stephen E. Frank	☐	☐	☐
05 - Bruce S. Gordon	☐	☐	☐
06 - Madeleine A. Kleiner	☐	☐	☐
07 - Karl J. Krapek	☐	☐	☐
08 - Richard B. Myers	☐	☐	☐
09 - Aulana L. Peters	☐	☐	☐
10 - Gary Roughead	☐	☐	☐
11 - Thomas M. Schoewe	☐	☐	☐
12 - Kevin W. Sharer	☐	☐	☐

	For	Against	Abstain
2. Proposal to approve, on an advisory basis, the compensation of Named Executive Officers.	☐	☐	☐
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2013.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposals 4 and 5.

	For	Against	Abstain
4. Shareholder proposal regarding additional disclosure of lobbying activities.	☐	☐	☐
5. Shareholder proposal regarding independent Board chairman.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 5 4 5 7 8 2

01KUQC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

MAY 15, 2013, 8:00 A.M.
Northrop Grumman Corporation Corporate Headquarters
2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2013 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 15, 2013, at 8:00 a.m. (Eastern Daylight Time) at the Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, and at any and all adjournments or postponements thereof (the "Meeting"), as herein specified and in such proxyholder's discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "AGAINST" PROPOSALS 4 AND 5.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 12, 2013 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on the other side)

NORTHROP GRUMMAN

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Vote by Internet

- Go to **www.envisionreports.com/NOC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/NOC

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/NOC** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 5, 2013 to facilitate timely delivery.

C O Y

01KURD

Shareholder Meeting Notice

Northrop Grumman Corporation's Annual Meeting of Shareholders will be held on May 15, 2013 at Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, at 8:00 a.m. Eastern Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR proposals 1–3.

1. Election of the following 12 nominees as Directors:
   Wesley G. Bush, Victor H. Fazio, Donald E. Felsinger, Stephen E. Frank, Bruce S. Gordon,
   Madeleine A. Kleiner, Karl J. Krapek, Richard B. Myers, Aulana L. Peters, Gary Roughead, Thomas M. Schoewe and Kevin W. Sharer.
2. Proposal to approve, on an advisory basis, the compensation of Named Executive Officers.
3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2013.

The Board of Directors recommends that you vote AGAINST proposals 4–5.

4. Shareholder proposal regarding additional disclosure of lobbying activities.
5. Shareholder proposal regarding independent Board chairman.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the 2013 annual meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/NOC.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/NOC**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Northrop Grumman Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 5, 2013.

01KURD

NORTHROP GRUMMAN

COMPANY ANNOUNCEMENT

April 5, 2013

CA 13-05

Important Information Regarding Your Northrop Grumman Shares—Your Vote Is Important

To Northrop Grumman Employees:

Today, Northrop Grumman filed its proxy statement for the 2013 Annual Meeting of Shareholders. The proxy statement and 2012 annual report are now available online.

Many of you hold Northrop Grumman shares through a company defined contribution plan or otherwise. As shareholders, you have the right to vote on matters that impact the company. Your vote on these matters is important, and we encourage you to vote your shares.

Northrop Grumman employees who hold Northrop Grumman shares as participants in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program will receive an email this evening from the company's transfer agent, Computershare. This email will contain important instructions for viewing the proxy statement and annual report and for voting your shares.

This email is an important communication approved by Northrop Grumman. The subject line of the email will read, "*Northrop Grumman Corporation Proxy Meeting Materials*." Note that the "EXT" warning tag, which appears in the subject line of emails originating outside of Northrop Grumman, has been removed for this message coming directly from Computershare. If you do not receive this email correspondence, or if you have any questions, please contact Computershare at (877) 498-8861 or the company's shareholder services at (310) 332-2544.

We value your input as shareholders. Please ensure that your shares are represented at the 2013 Annual Meeting.

Thank you for your attention to this matter.

CORPORATE COMMUNICATIONS

2013 Annual Meeting of Shareholders

Control Number:3333 9999 8888 333

To: NAME

Your Northrop Grumman Corporation proxy statement and annual report are now available online and you may also vote your shares for the 2013 Annual Meeting of Shareholders.

To view the proxy statement and annual report, please visit: www.envisionreports.com/NOC

To cast your vote, please visit www.envisionreports.com/NOC and follow the on-screen instructions. You will be prompted to enter your Control Number (provided above) to access this voting site.

Please note that votes submitted through this site must be received by 1:00 a.m., Eastern Time, on May 15, 2013.

If shares are held on your behalf under any of the Company Savings Plans, voting instructions submitted through this site must be received by 11:59 p.m., Eastern Time, on Sunday, May 12, 2013.

Thank you for viewing the 2013 Northrop Grumman Corporation Annual Meeting Materials and for submitting your very important vote.

REMEMBER, YOUR VOTE IS VERY IMPORTANT, PLEASE VOTE.

Please note: Registered shareholders may unsubscribe to email notifications at any time by changing their elections at Investor Centre.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs. Our virtual agent, Penny, provides answer to many frequently asked questions.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.

CERTAINTY | INGENUITY | ADVANTAGE